Registration Nos.  33-52272
                                                                     811-7170

      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON February 29, 2000
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                        Pre-Effective Amendment No. _____                    [ ]

                         Post-Effective Amendment No. 25                     [X]

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]

                                Amendment No. 28                             [X]

                        (Check appropriate box or boxes)

                             TCW Galileo Funds, Inc.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

                      865 South Figueroa Street, Suite 1800
                              Los Angeles, CA 90017
                              ---------------------
                    (Address of Principal Executive Offices)

                                 (213) 244-0000
                                 --------------

              (Registrant's Telephone Number, including Area Code)

                              Philip K. Holl, Esq.
                                    Secretary
                      865 South Figueroa Street, Suite 1800
                              Los Angeles, CA 90017
                              ---------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

     [__]  Immediately upon filing pursuant to paragraph (b) of Rule 485

     [X] on March 1, 2000 pursuant to paragraph (b) of Rule 485

     [__] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

     [__] on March 1, 2000 pursuant to paragraph (a)(1) of Rule 485

     [__] 75 days after filing pursuant to paragraph (a)(2) of Rule 485

     [__] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                  TCW Galileo
                                  Funds, Inc.


This prospectus tells you about the Class N shares of nine of the separate investment funds offered by TCW Galileo Funds, Inc., (collectively the "Funds") each of which has different investment objectives and policies that are designed to meet different investment goals. Please read this document carefully before investing, and keep it for future reference.

TCW Galileo  Aggressive  Growth  Equities Fund
TCW Galileo Large Cap Growth Fund
TCW Galileo  Large Cap Value Fund
TCW Galileo  Select  Equities Fund
TCW Galileo Small Cap Growth Fund
TCW Galileo  Core Fixed Income Fund
TCW Galileo High Yield Bond Fund
TCW Galileo Total Return Mortgage-Backed Securities Fund
TCW Galileo European Equities Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

March 1, 2000


LOGO

                               TABLE OF CONTENTS

General Fund Information

Investment Objectives and Principal Strategies..............................3
Principal Risks.............................................................4
Performance Summary.........................................................6
Fund Expenses and Expense Example...........................................12

TCW Galileo Aggressive Growth Equities Fund
Investment Objectives/Approach..............................................14
Main Risks..................................................................15

TCW Galileo Large Cap Growth Fund
Investment Objectives/Approach..............................................16
Main Risks..................................................................17

TCW Galileo Large Cap Value Fund
Investment Objectives/Approach..............................................18
Main Risks..................................................................19

TCW Galileo Select Equities Fund
Investment Objectives/Approach..............................................20
Main Risks..................................................................21

TCW Galileo Small Cap Growth Fund
Investment Objectives/Approach..............................................22
Main Risks..................................................................23

TCW Galileo Core Fixed Income Fund
Investment Objectives/Approach..............................................24
Main Risks..................................................................25

TCW Galileo High Yield Bond Fund
Investment Objectives/Approach..............................................27
Main Risks..................................................................28

TCW Galileo Total Return Mortgage-Backed Securities Fund
Investment Objectives/Approach..............................................29
Main Risks .................................................................30

TCW Galileo European Equities Fund
Investment Objectives/Approach..............................................31
Main Risks..................................................................32


Risk Considerations.........................................................33
Management of the Funds.....................................................44
Multiple Class Structure....................................................46

Your Investment
Account Policies and Services...............................................46
To Open an Account/ To Add to an Account....................................49
To Sell or Exchange Shares..................................................51
Distributions and Taxes.....................................................52
Financial Highlights........................................................53

For More Information........................................................62

GENERAL FUND INFORMATION

Investment Objectives and Principal Strategies

All of the Galileo Funds are affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Adviser makes will not accomplish what they were designed to achieve or that companies in which the Funds invest will have disappointing performance or not pay their debts.

TCW Galileo Funds, Inc.                       Investment Objectives             Principal Investment Strategies
-----------------------                      ----------------------             -------------------------------

TCW Galileo Aggressive Growth Equities Fund  Long-term capital appreciation     Invests in equity securities
                                                                                issued by companies that appear to
                                                                                offer superior growth prospects.
TCW Galileo Large Cap Growth Fund            Long-term capital appreciation     Invests in equity securities  of
                                                                                large capitalization U.S. companies
                                                                                 with above average earnings prospects.

TCW Galileo Large Cap Value Fund             Long-term capital appreciation     Invests in equity securities of large
                                                                                 capitalization value companies.

TCW Galileo Select Equities Fund             Long-term capital appreciation      Invests in common stock of large capitalization
                                                                                companies.

TCW Galileo Small Cap Growth Fund            Long-term capital appreciation     Invests in equity securities issued by small
                                                                                capitalization growth companies.

TCW Galileo Core Fixed Income Fund           Maximize current income and        Invests in fixed income securities
                                             achieve above average total        rated A or higher by  Moody's and
                                             return consistent with prudent     S&P.
                                             investment management over a
                                             full market cycle

TCW Galileo High Yield Bond Fund             Maximize current income and        Invest in high yield bonds,
                                             achieve above average total        commonly known as "Junk" bonds.
                                             return consistent with
                                             reasonable risk over a full
                                             market cycle

TCW Galileo Total Return Mortgage-Backed     Maximize current income and        Invests in mortgage-backed securities
Securities Fund                              achieve above average total        guaranteed   by,   or secured by collateral
                                             return consistent with prudent     that  is guaranteed by, the United States
                                             investment management over a       government, its agencies, instrumentalities or its
                                             full market cycle                  sponsored corporations, or private issued
                                                                                mortgage-backed securities rated Aa or higher
                                                                                by Moody's or AA or higher  S&P.

TCW Galileo European Equities Fund           Long-term capital appreciation     Invests in equity securities issued by European
                                                                                companies.

Under adverse market conditions, each Fund could invest some or all of its assets in money market securities. Although the Funds would do this only when seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

Principal Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you--and the more you can lose. Since shares of a Fund represent an investment in securities with fluctuating market prices, the value of individual Fund shares will vary as each Fund's portfolio securities increase or decrease in value. Therefore, the value of an investment in a Fund could go down as well as up. All investments are subject to:

o    MARKET RISK

     There is the possibility that the returns from the types of securities in which a Fund invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

o    SECURITIES SELECTION RISK

     There is the possibility that the specific securities held in a Fund's portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the portfolio manager's choice of securities.

     Each Fund may also be subject (in varying degrees) to the following risks:

o    PRICE VOLATILITY

There is the possibility that the value of a Fund's portfolio will change as the prices of its investments go up or down. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility.

o    LIQUIDITY RISK

     There is the possibility that a Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to a Fund. A Fund may be subject to liquidity risk because it invests: primarily in securities of medium and small sized companies; in high yield bonds, mortgage-backed securities or foreign or emerging markets securities, which have all experienced periods of illiquidity.

o    FOREIGN INVESTING RISK

     There is the likelihood that foreign investments may be riskier than U.S. investments because of a lack of political stability, foreign controls on investment and currency exchange rates, fluctuations in currency exchange rates, withholding taxes, and lack of adequate company information. A Fund that invests primarily in the assets of foreign companies or a portion of its assets in foreign company securities may be subject to foreign investing risk. If a Fund invests in "emerging markets," the risk is even more pronounced. In addition, because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and a Fund may hold various foreign currencies, the value of the net assets of a Fund as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates.

o    CREDIT RISK

     There is the possibility that a Fund could lose money if an issuer is unable to meet its financial obligations such as the payment of principal and/or interest on an instrument, or goes bankrupt. A Fund may be subject to greater credit risk if it: invests in below investment grade fixed income securities; in high yield bonds, which are commonly referred to as "junk bonds"; or in private issued mortgage-backed securities.

o   INTEREST  RATE RISK

   There is the possibility that the value of a Fund's portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on a Fund because it may hold securities with long terms to maturity.

   In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on the fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by a Fund can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by a Fund can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

o    JUNK BONDS

     These bonds are speculative in nature. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. These bonds are considered "below investment grade." The High Yield Bond Fund primarily invests in debt instruments rated below investment grade. The Core Fixed Income Fund may invest in debt instruments rated below investment grade.

Each Fund may be more susceptible to some of these risks than others, as noted in the description of each Fund. A more detailed explanation of these risks is presented under the "Risk Considerations" section at page [33]. Each of the Funds, with the exception of the Core Fixed Income, High Yield Bond, and Total Return Mortgage-Backed Securities Funds, are non-diversified for Investment Company Act of 1940 ("1940 Act") purposes, and may invest more than 5% of its total assets in the securities of any one issuer. Consequently, each non-diversified Fund's exposure to credit and market risks associated with that issuer is increased.

Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Summary

The nine bar charts and tables following show summary performance information for the Funds. The information provides some indication of the risks of investing in the Funds by showing how each Fund's performance has varied from year to year and how each Fund's average annual returns compare with the returns of a broad-based securities market index. All of the bar charts and tables assume reinvestment of dividends and distributions.

     The bar charts, the Average Annual Total Return tables and the Best and Worst Quarterly Performance tables show performance of the Funds' Institutional Class I Shares, which are offered in a different prospectus. This is because the Funds have not offered Class N shares for a full calendar year. Although Class N and Institutional Class I shares would have similar annual returns (because all the Funds' shares represent interests in the same portfolio of securities), Class N performance would be lower than Institutional Class performance because of the higher expenses paid by Class N shares.

All of the Funds' performance information, except that of the European Equities and Total Return Mortgage-Backed Securities Funds, includes performance of the predecessor limited partnership of each respective Fund, which were managed by an affiliate of TCW Funds Management Company using the same investment strategy as the respective Funds. The performance of the partnerships was calculated using performance standards applicable to private investment partnerships, which take into account all elements of total return and reflect the deduction of all fees and expenses of operations. The predecessor limited partnerships were not registered under the Investment Company Act of 1940 (the "1940 Act") and, therefore were not subject to certain investment restrictions imposed by the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended. If the limited partnerships had been registered under the 1940 Act their performance could have been adversely affected. As with all mutual funds, past performance is not a prediction of future results.

                          Year by year total return (%)
                           as of December 31 each year

                   TCW Galileo Aggressive Growth Equities Fund

                    60.66%       12.38%         12.65%      63.30%    127.59%+

                    1995          1996           1997        1998       1999*

*The Fund's total return for the period October 31, 1999 to December 31, 1999 is: 47.71%

+The Class N performance for March 1, 1999 to December 31, 1999 was 104.54%.

             Best and worst quarterly performance during this period

   Fund                                                   Performance

o  Aggressive Growth Equities Fund

   Quarter ending December 31, 1999                         65.37% (Best)
   Quarter ending September 30, 1998                      -19.98% (Worst)


                                      1 year    5 years   From inception or 10 years
o  Aggressive Growth Equities Fund   127.59%     49.86%              48.62%
     S&P 400 Mid-Cap                  14.71%     23.05%              21.36%

                        TCW Galileo Large Cap Growth Fund

                                      8.70%      59.15%     56.45%+

                                      1997        1998       1999*

*The Fund's total return for the period October 31, 1999 to December 31, 1999 is: 24.65%

+The Class N performance for March 1, 1999 to December 31, 1999 was 50.85%.

             Best and worst quarterly performance during this period

   Fund                                                        Performance

o  Large Cap Growth Fund

   Quarter ending December 31, 1998                           29.53% (Best)
   Quarter ending September 30, 1998                         -3.81% (Worst)

                  Average Annual Total Return as of December 31

                                1 year                    Since inception
o  Large Cap Growth Fund        56.45%                         48.16%
    S&P/BARRA Growth Index      28.27%                         31.56%

                        TCW Galileo Large Cap Value Fund

                                         18.99%            12.82%+

                                         1998              1999*


*The Fund's total return for the period October 31, 1999 to
December 31, 1999 is:  4.32%
+The Class N performance for March 1, 1999 to December 31, 1999 was 11.07%.

             Best and worst quarterly performance during this period

   Fund                                                   Performance
o  Large Cap Value Fund

   Quarter ending December 31, 1998                      20.90% (Best)
   Quarter ending September 30, 1999                    -11.51% (Worst)


                  Average Annual Total Return as of December 31

                                   1 year                Since inception
o  Large Cap Value Fund             12.82%                    15.69%
   S&P/BARRA Value Index            12.73%                    14.31%





                        TCW Galileo Select Equities Fund

   15.41%   10.85%   22.93%  -7.04%  26.45%   20.58%   22.70%  37.97%   42.94%+

    1991     1992     1993    1994    1995     1996     1997    1998     1999*


*The Fund's total return for the period October 31, 1999 to December 31, 1999 is: 16.83%

+The Class N performance for March 1, 1999 to December 31, 1999 was 36.90%.

             Best and worst quarterly performance during this period

   Fund                                                             Performance

o  Select Equities Fund
   Quarter ending December 31, 1999                                31.15% (Best)
   Quarter ending September 30, 1999                              -6.96% (Worst)

                  Average Annual Total Return as of December 31

                           1 year       5 years      Since inception or 10 years
o  Select Equities Fund     42.94%       29.84%               21.93%
   S&P 500                  21.04%       28.55%               20.30%

                        TCW Galileo Small Cap Growth Fund

-11.49%  81.09%  2.74%  13.06%  -4.38%  64.29%  17.63%  14.37%  20.26%  126.05%+

  1990    1991   1992    1993    1994    1995    1996    1997     1998    1999*

*The Fund's total return for the period October 31, 1999 to December 31, 1999 is: 56.45%

+The Class N performance for March 1, 1999 to December 31, 1999 was 133.15%.

             Best and worst quarterly performance during this period

   Fund                                                 Performance

o  Small Cap Growth Fund
   Quarter ending December 31, 1999                    80.24% (Best)
   Quarter ending September 30, 1998                  -22.32% (Worst)

                  Average Annual Total Return as of December 31

                              1 year     5 years     Since inception or 10 years
o  Small Cap Growth Fund      126.05%     43.14%               26.74%
   Russell 2000 Index          21.26%     16.69%              13.40%**

**Represents the 10 year return.

                       TCW Galileo Core Fixed Income Fund

7.82%   16.10%  6.60%   10.65%  -7.73%  18.08%   2.03%   8.90%   9.04%   -0.86%+

  1990    1991    1992    1993    1994    1995     1996   1997    1998    1999*

*The Fund's total return for the period

October 31, 1999 to December 31, 1999 is:  -0.21%

+The Class N performance for March 1, 1999 to December 31, 1999 was -0.05%.

             Best and worst quarterly performance during this period

    Fund                                             Performance

o  Core Fixed Income Fund

   Quarter ending June 30, 1995                    5.93% (Best)
   Quarter ending March 31, 1994                  -4.54% (Worst)


                  Average Annual Total Return as of December 31

                                 1 year    5 years   Since inception or 10 years
   Core Fixed Income Fund        -0.87%     7.23%                6.81%
   Lehman Brothers Aggregate     -0.83%     7.73%                7.70%
    Bond Index

                        TCW Galileo High Yield Bond Fund

  -1.51% 30.97% 15.51%  15.48% -0.34% 15.95%  11.96%  12.28%  2.27%  4.31%+

1989   1990   1991   1992    1993   1994   1995    1996    1997   1998    1999*
>

*The Fund's total return for the period October 31, 1999 to
December 31, 1999 is:  2.95%

+The Class N performance for March 1, 1999 to December 31, 1999 was 2.57%.

             Best and worst quarterly performance during this period

   Fund                                                  Performance
o  High Yield Bond Fund

   Quarter ending March 31, 1991                        11.94% (Best)
   Quarter ending September 30, 1990                   -5.32% (Worst)


                  Average Annual Total Return as of December 31

                                   1 year    5 years      Since inception
o  High Yield Bond Fund            4.31%      9.23%          10.30%**
   Salomon Brothers High Yield     0.84%      9.50%          10.47%**
    Cash Pay Index

**Represents the 10 year return

            TCW Galileo Total Return Mortgage-Backed Securities Fund

              3.50%     -6.20%    20.80%     5.10%    11.90%    7.23%   -0.46%+

              1993       1994      1995      1996      1997     1998     1999*


*The Fund's total return for the period October 31, 1999 to December 31, 1999 is: -0.20%

+The Class N performance for March 1, 1999 to December 31, 1999 was -1.10%.

             Best and worst quarterly performance during this period

    Fund                                                       Performance

o   Total Return Mortgage-Backed Securities Fund
    Quarter ending June 30, 1995                               6.81% (Best)
    Quarter ending June 30, 1994                              -4.78% (Worst)

                  Average Annual Total Return as of December 31

                                                     1 year    5 years   Since inception or 10 years
o  Total Return Mortgage-Backed Securities Fund     -0.45%     8.69%               6.10%
   Lehman Brothers Mortgage-Backed                   1.85%     7.97%               6.14%
     Securities Index

>


                       TCW Galileo European Equities Fund

                               25.45%         34.10%+

                                1998           1999*

*The Fund's total return for the period October 31, 1999 to
December 31, 1999 is:  27.43%
+The Class N performance for March 1, 1999 to December 31, 1999 was 35.21%.

             Best and worst quarterly performance during this period

    Fund                                                        Performance
o   European Equities Fund
    Quarter ending December 31, 1999                           32.91% (Best)
    Quarter ending September 30, 1998                         -16.22% (Worst)


                  Average Annual Total Return as of December 31

                                       1 year         Since inception
o  European Equities Fund             34.10%               28.24%
   MSCI Europe Index                  16.23%               23.43%

Fund Expenses and Expense Example

As an investor, you pay certain fees and expenses in connection with the Funds, which are described in the table below. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price. The Class N shares of the Funds have no sales charge (load), but are subject to Rule 12b-1 distribution fees.

FEE TABLE

                                                                                                               Total
                                                                                                               Return
                                                     Large   Large              Small   Core      High      Mortgage-
                                         Aggressive  Cap     Cap      Select     Cap     Fixed     Yield      Backed     European
                                           Growth    Growth  Value   Equities   Growth  Income     Bond      Securities  Equity
                                         Equities    Fund    Fund     Fund      Fund    Fund      Fund        Fund       Fund
Shareholder Transaction Fees

 1)   Redemption Fees....................  None     None    None      None      None    None      None       None        None
 2)   Exchange Fees......................  None     None    None      None      None    None      None       None        None
 3)   Contingent Deferred Sales Load.....  None     None    None      None      None    None      None       None        None
 4)   Sales Load on Reinvested Dividends.  None     None    None      None      None    None      None       None        None
 5)   Sales Load on Purchases............  None     None    None      None      None    None      None       None        None

Annual Fund Operating Expenses

   Management Fees.......................  1.00%    0.55%   0.55%     0.75%     1.00%    0.40%     0.75%      0.50%       0.75%
   Distribution (12b-1) Fees.............  0.25%    0.25%   0.25%     0.25%     0.25%    0.25%     0.25%      0.25%       0.25%
   Other Expenses........................  0.18%    0.54%   0.55%     0.39%     0.29%    0.35%     0.30%      0.25%       0.70%
   Total Annual Fund Operating
      Expenses...........................  1.43%(1) 1.34%(2)1.35%(3) 1.39%(4)1.54%(5) 1.00%(6)  1.30%(7)   1.00%(8)       1.70%(9)

---------------------
(1) The Adviser contractually agreed to reduce its fee or to pay the operating expenses of the Fund to reduce Annual Fund operating expenses to 1.53% of Net Assets through 12/31/99.
(2) The Adviser contractually agreed to reduce its fee or to pay the operating expenses of the Fund to reduce Annual Fund operating expenses to 1.39% of Net Assets through 12/31/99.
(3) The Adviser contractually agreed to reduce its fee or to pay the operating expenses of the Fund to reduce Annual Fund operating expenses to 1.35% of Net Assets through 12/31/99.
(4) The Adviser contractually agreed to reduce its fee or to pay the operating expenses of the Fund to reduce Annual Fund operating expenses to 1.39% of Net Assets through 12/31/99.
(5) The Adviser contractually agreed to reduce its fee or to pay the operating expenses of the Fund to reduce Annual Fund operating expenses to 1.63% of Net Assets through 12/31/99.
(6) The Adviser contractually agreed to reduce its fee or to pay the operating expenses of the Fund to reduce Annual Fund operating expenses to 1.00% of Net Assets through 12/31/99.
(7) The Adviser contractually agreed to reduce its fee or to pay the operating expenses of the Fund to reduce Annual Fund operating expenses to 1.30% of Net Assets through 12/31/99.
(8) The Adviser contractually agreed to reduce its fee or to pay the operating expenses of the Fund to reduce Annual Fund operating expenses to 1.00% of Net Assets through 12/31/99.
(9) The Adviser contractually agreed to reduce its fee or to pay the operating expenses of the Fund to reduce Annual Fund operating expenses to 1.73% of Net Assets through 12/31/99.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

This Example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be higher or lower, the Example is for comparison purposes only.

                                   1 Year      3 Years      5 Years     10 Years
                                   ------      -------      -------     --------

Aggressive Growth Equities......  $147         $456         $787       $1,723


Large Cap Growth..................  $137        $427         $738       $1,620


Large Cap Value...................  $138        $430         $744       $1,632


Select Equities...................  $142        $443         $765       $1,677


Small Cap Growth Fund.............  $158        $490         $846       $1,847


Core Fixed Income.................  $103        $321         $556       $1,231


High Yield Bond...................  $133        $414         $716       $1,574


Total Return Mortgage-Backed......  $103        $321         $556       $1,231
  Securities

European Equities.................  $174        $540         $930       $2,022

U.S. Equities

TCW Galileo Aggressive Growth Equities Fund

Investment Objectives/Approaches

The Aggressive Growth Equities Fund seeks long-term capital appreciation. To pursue this goal, the Aggressive Growth Equities Fund anticipates that at least 65% of the value of its total assets will be invested in equity securities (except when maintaining a temporary defensive position) of issuers which are characterized as "growth" companies according to criteria established by the Adviser. These securities include common and preferred stock and convertible securities. In managing the Aggressive Growth Equities Fund's investments, the Adviser will focus on emerging companies that exhibit this characteristic.

Concepts to understand
----------------------

Emerging growth companies are companies that are likely to show rapid growth through reinventing an existing industry or pioneering a new industry.

                    The Adviser utilizes a "bottom-up" approach to identify securities for investment. First, the Adviser uses quantitative and qualitative criteria to screen companies. The Adviser then subjects companies that make it through this screening process to fundamental analysis, which generally looks for at least some of the following factors:

                    o a demonstrated record of consistent earnings growth or the potential to grow earnings

                    o    an ability to earn an attractive return on equity

                    o a price/earnings ratio which is less than the Adviser's internally estimated three-year earnings growth rate

                    o    a large and growing market share

                    o    a strong balance sheet

                    o significant ownership interest by management and a strong management team.

                    Christopher J. Ainley and Douglas S. Foreman are the Fund's portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "price volatility" and "liquidity risk." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of larger companies. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of medium-sized companies may be less liquid than the securities of large-sized companies, the Fund may be susceptible to liquidity risk more than funds that invest in the securities of large-sized companies. In addition, the Fund may be subject to liquidity risk because it may invest in debt instruments rated below investment grade.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences such as increased realized gains for investors.

TCW Galileo Large Cap Growth Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, it invests primarily in equity securities of large capitalization U.S. companies with above-average earning prospects. It will invest (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in companies with a market capitalization of greater than $3 billion at the time of purchase.

Concepts to understand
----------------------

Large capitalization companies are established companies that are considered known quantities. Large capitalization companies often have the resources to weather economic shifts, although they can be slower to innovate than small companies.

Growth companies are companies exhibiting faster than average gains in earnings and which are expected to continue to show high levels of growth gain.

                    In managing the Fund's investments, the Adviser seeks to invest in companies that will have reported earnings that exceed analysts' expectations (i.e., potential for earnings surprises). The Adviser utilizes "bottom-up" fundamental research to identify these companies. The Adviser performs fundamental research by using techniques such as:

                    o    making company visits

                    o    attending industry conferences

                    o    maintaining communication with company management

                    The Adviser then uses the information that it has obtained from its fundamental research to analyze the company's long-term growth potential, future earnings and cash flow.

                    The Adviser uses quantitative and qualitative screening criteria to determine which companies to subject to its fundamental analysis.

                    Wendy S. Barker and Douglas S. Foreman are the Fund's portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risk affecting this Fund is "price volatility." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be less susceptible to price volatility risk because it invests in the securities of large companies. This is especially true during periods of economic uncertainty or during economic downturns.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences such as increased realized gains for investors.

TCW Galileo Large Cap Value Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in equity securities of large capitalization companies. The securities include common and preferred stock and convertible securities. The Fund will invest (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in publicly traded equity securities of companies with a market capitalization of greater than $3 billion at the time of purchase. The Fund will invest mostly in "value companies."

Concepts to understand
----------------------

               Large capitalization companies are established companies that are considered known quantities. Large capitalization companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

               Value companies are companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios). Because a stock can remain undervalued for years, value investors often look for factors that could trigger a rise in price.

                    In managing the Fund's investments, the Adviser seeks to invest in attractively valued equity securities of companies where the return on invested capital is improving. The Adviser utilizes bottom-up fundamental research to identify these companies. The Adviser performs fundamental research by using techniques such as:

                    o    making company visits

                    o    financial screening to identify companies

                    o maintaining a disciplined approach to stock selection and portfolio construction

                    The  Adviser  will use  both  quantitative  and  qualitative
                    screening   criteria   to   supplement   the  scope  of  its
                    fundamental research.

                    Thomas K. McKissick is the Fund's portfolio manager.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risk affecting this Fund is "price volatility." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be less susceptible to price volatility than funds that invest in the securities of small companies. This is especially true during periods of economic uncertainty or during economic downturns.

The Fund may invest some assets in options. This practice is used primarily to hedge the Fund's portfolio, but it may be used to increase returns; however, this practice sometimes may reduce returns or increase volatility.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences such as increased realized gains for investors.

TCW Galileo Select Equities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. Performance should be measured over a full market cycle.

To pursue this goal, the Fund invests primarily in the common stocks of larger companies. The investment philosophy underlying our strategy is a highly focused approach which seeks to achieve superior long-term returns by owning shares in companies that are believed to have strong and enduring business models and inherent advantages over their competitors. Except when maintaining a temporary defensive position, the Fund anticipates that at least 65% of the value of its total assets will be invested in equity securities of these companies. In implementing its investment policy, the Fund may purchase and sell convertible securities and foreign securities.

Concepts to understand
----------------------

Large capitalization companies are established companies that are considered known quantities. Large companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

              Glen E. Bickerstaff is the Fund's portfolio manager.


Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "price volatility" and "foreign investing risk." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. Although the Fund is subject to price volatility because of its stock investments, it is subject to less price volatility than funds that invest in the securities of smaller companies. Because the Fund may invest a portion of its assets in securities issued by foreign companies, it may be subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

     o    a lack of political or economic stability

     o    foreign controls on investment and currency exchange rates

     o    withholding taxes

     o    a lack of adequate company information

In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. Volatility is a way to measure the changes in the price of a single security or an entire portfolio. Large and frequent price changes indicate higher volatility, which generally indicates that there is a greater chance you could lose money over the short-term. The Fund is also subject to foreign currency risk. Because foreign securities are generally denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

The Fund may invest some assets in options, futures and foreign currency futures, and forward contracts. These practices are used primarily to hedge the Fund's portfolio but may be used to increase returns; however, such practices sometimes may reduce returns or increase volatility.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences such as increased realized gain for investors.

TCW Galileo Small Cap Growth Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in equity securities issued by companies with market capitalizations, at the time of acquisition, within the capitalization range of the companies comprising the Standard & Poor's Small Cap 600 Index.

Concepts to understand
----------------------

Small-Sized Companies seek long term capital appreciation by focusing on small, fast-growing companies that offer cutting-edge products, services or technologies. Because these companies are often in their early stages of development, their stocks tend to fluctuate more than most other securities.

                    In managing the Fund's investments, the Adviser pursues a small cap growth investment philosophy. That philosophy consists of fundamental company-by-company analysis to screen potential investments and to continuously monitor securities in the Fund's portfolio.

                    Douglas S. Foreman, Christopher J. Ainley, Nicholas J. Capuano and Charles Larsen are the Fund's portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "price volatility" and "liquidity risk." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the
securities  of  large  or  midcap  companies.   Liquidity  risk  refers  to  the
possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of small-size companies may be less liquid than the securities of large-size companies, the Fund may be more susceptible to liquidity risk than funds that invest in the securities of large-sized companies.

The Fund may invest some assets in options. This practice is used primarily to hedge the Fund's portfolio, but may be used to increase returns; however, such practice sometimes may reduce returns or increase volatility.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences such as increased realized gains for investors.

U.S. Fixed Income

TCW Galileo Core Fixed Income Fund

Investment Objectives/Approach

The Fund seeks to provide maximum current income and achieve above average total return consistent with prudent investment management over a full market cycle. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in fixed income securities rated A or higher by Moody's or S&P. These securities include, U.S. Government obligations, bonds, notes, debentures, mortgage-backed securities, asset-backed securities, foreign securities (government and corporate), and other securities bearing fixed or variable interest rates of any maturity.

Concepts to understand
----------------------

Duration is often used to measure the potential volatility of a bond's price: bonds with longer durations are more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations. Bonds with fixed maturities have a readily determinable duration. Bonds with uncertain payment schedules, such as mortgage-backed securities, which can be prepaid, have durations which may vary or lengthen in certain interest rate environments, making their values even more volatile than when they were acquired.

                    In managing the Fund's investments, the Adviser uses a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets. These components include:

                    o    security selection within a given sector

                    o    relative performance of the various market sectors

                    o    the shape of the yield curve

                    o    fluctuations in the overall level of interest rates

                    The Adviser also utilizes active asset allocation in managing the Fund's investments and monitors the duration of the Fund's portfolio securities to mitigate the Fund's exposure to interest rate risk.

                    Mark L. Attanasio, Philip A. Barach and Jeffrey E. Gundlach are the Fund's portfolio managers.

Main Risks

The primary risks affecting this Fund are "credit risk," "interest rate risk" (including "extension risk" and "prepayment risk"), "foreign investing risk" and "liquidity risk."

Credit risk refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. This Fund invests primarily in high credit quality securities that have limited susceptibility to this risk. A portion of the Fund's assets, however, will be invested in low credit quality securities that may make the Fund subject to greater credit risk, especially during periods of economic uncertainty or during economic downturns. Debt securities that are rated below investment grade are considered to be speculative. Securities rated below investment grade are also known as "junk" bonds. Interest rate risk refers to the possibility that the value of the Fund's portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on this Fund because it may hold securities with long terms to maturity as well as mortgage-backed securities, including collateralized mortgage obligations and stripped mortgage securities. Its holding of mortgage-backed securities can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated when interest rates go down. Because this Fund may invest in mortgage-backed securities, it may be subject to extension risk and prepayment risk, which are both a type of interest rate risk. Extension risk refers to the possibility that rising interest rates may cause owners of the underlying mortgages to pay off their mortgages at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. Long-term securities generally drop in value more dramatically in response to rising interest rates than short or intermediate-term securities. Prepayment risk refers to the possibility that falling interest rates may cause owners of the underlying mortgages to pay off their mortgages at a faster than expected rate. Because the Fund may invest a portion of its assets in foreign company securities, it may be subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

     o    a lack of political or economic stability

     o    foreign controls on investment and changes in currency exchange rates

     o    withholding taxes

     o    a lack of adequate company information

The risks of foreign investing are even more pronounced if the Fund invests in emerging markets. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. Volatility is a way to measure the changes in the price of a single security or an entire portfolio. Large and frequent price changes indicate higher volatility, which generally indicates that there is a greater chance you could lose money over the short term. The Fund is also subject to foreign currency risk. Because foreign securities are generally denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because the Fund invests in below grade fixed income securities, it is more susceptible to liquidity risk than funds that invest in higher quality investments.

The Fund may invest some assets in options, futures and foreign currency futures, and forward contracts. These practices are used primarily to hedge the Fund's portfolio, but may also be used to increase returns; however, such practices sometimes may reduce returns or increase volatility. The Fund may also invest some assets in interest-only and principal-only securities, which are sometimes referred to as derivatives. These practices may be used to increase returns; however, such practices sometimes may reduce returns or increase volatility and may be very sensitive to changes in interest rates.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences such as increased realized gains.

TCW Galileo High Yield Bond Fund

Investment Objectives/Approach

The Fund seeks to maximize income and achieve above average total return consistent with reasonable risk over a full market cycle. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in high yield/below investment grade bonds, commonly known as "junk" bonds. It also invests in other high yield fixed income securities, including convertible and non-convertible debt securities and convertible and non-convertible preferred stocks.

Concepts to understand
----------------------

Junk bonds are bonds that have a credit rating of BB or lower by rating agencies such as Moody's Investors Service, Inc. and Standard & Poor's Corporation. These bonds are often issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. In the event of a prepayment problem by the issuer of these bonds, they will only be paid if there is anything left after the payment of senior debt, such as bank loans and investment grade bonds.

Junk bonds are considered to be mostly speculative in nature. This gives the Fund more credit risk than Galileo's other fixed income funds, but also gives it the potential for higher returns.

                    In managing the Fund's investments, the Adviser places emphasis on securities at the lower-risk end of the high yield bond/below investment grade spectrum. These securities are issued by companies that the Adviser believes have stable to improving business prospects. The Adviser's investment approach also emphasizes consistent and high current income. It attempts to reduce the Fund's investment risk through diversification and by analysis of:

                    o    each issuer

                    o each issuer's ability to make timely payments of principal and interest

                    o    broad economic trends and corporate developments

                    Mark L. Attanasio, Mark D. Senkpiel, and Melissa V. Weiler are the Fund's portfolio managers.

Main Risks

The primary risks affecting this Fund are "credit risk," "interest rate risk," "liquidity risk" and, to a lesser extent, "foreign investing risk."

Credit risk refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. This Fund is subject to high credit risk, because it invests primarily in high yield/below investment grade bonds. Debt securities that are rated below investment grade are considered to be speculative; they are also commonly known as "junk" bonds. This is especially true during periods of economic uncertainty or during economic downturns. Interest rate risk refers to the possibility that the value of the Fund's portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on this Fund, because it may hold securities with long terms to maturity. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because high yield bonds may be less liquid than higher quality securities, the Fund may be more susceptible to liquidity risk than funds that invest in higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell. Because the Fund may invest a portion of its assets in foreign company securities, it may be subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

     o    a lack of political or economic stability

     o    foreign controls on investment and currency exchange rates

     o    withholding taxes

     o    a lack of adequate company information

The risks of foreign investing are even more pronounced if the Fund invests in emerging markets. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. Volatility is a way to measure the changes in the price of a single security or an entire portfolio. Large and frequent price changes indicate higher volatility, which generally indicate that there is a greater chance you could lose money over the short term. The Fund is also subject to foreign currency risk. Because foreign securities are generally denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in the U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high-grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences such as increased realized gains for investors.

TCW Galileo Total Return Mortgage-Backed Securities Fund

Investment Objectives/Approach

The Fund seeks to maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle. To pursue these goals, the Fund invests primarily in mortgage-backed securities of any maturity or type guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or its sponsored corporations (collectively, the "Federal Agencies"), and in privately issued mortgage-backed securities rated Aa or higher by Moody's or AA or higher by S&P.

Concepts to understand

Duration is often used to measure the potential volatility of a bond's price: bonds with longer durations are more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations. Bonds with fixed maturities have a readily determinable duration. Bonds with uncertain payment schedules, such as mortgage-backed securities which can be prepaid, have durations which may vary or lengthen in certain interest rate environments, making their value even more volatile than when they were acquired.

Weighted average duration is the average duration of the securities in the portfolio weighted by market value.

Weighted average reset frequency is the average time to the next coupon reset date of the floating rate securities in the portfolio weighted by market value.

                    The Fund will invest (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in mortgage-backed securities which are guaranteed by, or secured by collateral which is guaranteed by Federal Agencies. In managing the Fund's investments, the Adviser seeks to construct a portfolio with a weighted average duration for fixed rate securities and a weighted average reset frequency for floating rate securities of no more than eight years.

                    Philip A. Barach, Jeffrey E. Gundlach and Frederick H. Horton are the Fund's portfolio managers.

Main Risks

The primary risks affecting this Fund are "credit risk," "interest rate risk" (including "extension risk" and "prepayment risk"), and "liquidity risk."

Credit risk refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. The Fund may invest a portion of its assets in mortgage-backed securities which are not guaranteed by the U.S. Government, which may make the Fund subject to substantial credit risk. This is especially true during periods of economic uncertainty or during economic downturns. Interest rate risk refers to the possibility that the value of the Fund's portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on this Fund, because it may hold securities with long terms to maturity and mortgage-backed securities, including collateralized mortgage obligations, and stripped mortgage securities. Because this Fund invests in mortgage-backed securities, it may be subject to extension risk and prepayment risk, which are both a type of interest rate risk. Extension risk is the possibility that rising interest rates may cause owners of the underlying mortgages to pay off their mortgages at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. Long-term securities generally drop in value more dramatically in response to rising interest rates than short or intermediate-term securities. Prepayment risk refers to the possibility that falling interest rates may cause owners of the underlying mortgages to pay off their mortgages at a faster than expected rate. This tends to reduce returns since the funds prepaid will have to be reinvested at the then lower prevailing rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because mortgage-backed securities may be less liquid than other securities, the Fund may be more susceptible to liquidity risks than funds that invest in other securities.

The Fund may invest some assets in inverse floaters and interest-only and principal-only securities, which are sometimes referred to as derivatives. These practices may reduce returns or increase volatility and may be very sensitive to changes in interest rates.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and other liquid high-grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains for investors.

International

TCW Galileo European Equities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, it invests primarily in the securities of issuers located in Europe. The Fund invests (except when maintaining temporary defensive position) at least 65% of the value of its total assets in equity securities issued by European Companies. These securities include common and preferred stocks, rights or warrants to purchase common stock and convertible debt or equity securities. The Fund invests in companies based in at least three European countries.

Concepts to understand
----------------------

European Company (i) is organized under the laws of a European country or has a principal office in Europe; or (ii) derives 50% or more of its gross revenues or profits from goods produced or sold, investments made, or services performed in European countries or has at least 50% of its assets situated in Europe; or
(iii) its equity securities are traded principally on a stock exchange or over-the-counter in a European country.

                    In managing the Fund's investments, the Adviser seeks to emphasize companies which are moving towards the North American concept of shareholder value.

                    The Fund seeks to invest in companies with prospective earnings growth higher than the market average.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "foreign investing risk," "liquidity risk," and "price volatility." Because the Fund invests in securities issued by foreign companies, it is subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

     o    a lack of political or economic stability

     o    foreign controls on investment and currency exchange rates

     o    withholding taxes

     o    a lack of adequate company information

Because the Fund invests in the securities of emerging market countries, these risk factors are more pronounced. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. The Fund also is subject to foreign currency risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because foreign securities may be less liquid than U.S. securities, the Fund may be more susceptible to liquidity risk than funds that invest in U.S. securities. Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of U.S. companies.

The Fund may invest some assets in options, futures and foreign currency futures and forward contracts. These practices are used primarily to hedge the Fund's portfolio but may be used to increase returns; however, such practices sometimes may reduce returns or increase volatility.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences such as increased realized gains for investors.

Risk Considerations

Please consider the following risks before investing in a Fund.

Various market risks can affect the price or liquidity of an issuer's securities. Adverse events occurring with respect to an issuer's performance or financial position can depress the value of the issuer's securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market's current attitudes about types of securities, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

                                       Prices of most securities tend to be more
                                       volatile in the short-term.  Therefore an
                                       investor who trades frequently or redeems
                                       in the short-term is more likely to incur
                                       loss   than   an   investor   who   holds
                                       investments  for  the  longer  term.  The
                                       fewer the  number of  issuers  in which a
                                       Fund  invests,  the greater the potential
                                       volatility of its  portfolio.  A security
                                       that is leveraged,  whether explicitly or
                                       implicitly,  will  also  tend  to be more
                                       volatile  in that both  gains and  losses
                                       are intensified by the magnifying effects
                                       of leverage. Certain instruments (such as
                                       inverse   floaters   and    interest-only
                                       securities) behave similarly to leveraged instruments.

                                       The Adviser may temporarily  invest up to
                                       100% of a Fund's  assets in high  quality
                                       short-term money market instruments if it
                                       believes   adverse   economic  or  market
                                       conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If a Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

General Investment Risk
-----------------------

Since shares of a Fund represent an investment in securities with fluctuating market prices, the value of a Fund's shares will vary as the value of each Fund's portfolio securities increases or decreases. Therefore, the value of an investment in a Fund could go down as well as up. This is also true for funds that invest primarily in fixed income securities. High credit quality investments also react in value to interest rate changes.

Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates. These risks are more pronounced in emerging market countries.

Foreign Investing
-----------------

Investing in foreign securities involves risks in addition to the risks associated with domestic securities. An additional risk is currency risk. While the price of a fund's shares is quoted in U.S. dollars, a Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the dollar, the U.S. dollar value of the foreign currency will decrease.

                    As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the U.S, and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of a Fund's portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issuers.

                    Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Funds may hold various foreign currencies from time to time, the value of the net assets of a Fund as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold.

                    In order to protect against uncertainty in the level of future foreign currency exchange rates, the Funds are authorized to enter into certain foreign currency futures and forward contracts. However, they are not obligated to do so and, depending on the availability and cost of these devices, the Funds may be unable to use foreign currency futures and forward contracts to protect against currency uncertainty. Please see the Statement of Additional Information for further information.

The forward currency market for the purchase or sale of U.S. dollars in most countries is not highly developed, and in certain countries, there may be no such market. If a devaluation of a currency is generally anticipated, a Fund may not be able to contract to sell the currency at an exchange rate more advantageous than that which would prevail after the anticipated amount of devaluation, particularly in regards to forward contracts for local Latin
American currencies in view of the relatively small, inactive or even non-existent market for these contracts. In the event a Fund holds securities denominated in a currency that suffers a devaluation, the Fund's net asset values will suffer corresponding reductions. In this regard, in December 1994, the Mexican government determined to allow the Mexican peso to trade freely against the U.S. dollar rather than within a controlled band, which action resulted in a significant devaluation of the Mexican peso against the dollar. Further, in July 1997, the Thai and Philippine governments allowed the baht and peso, respectively, to trade freely against the U.S. dollar resulting in a sharp devaluation of both currencies, and in 1998 Russia did the same, causing a sharp devaluation of the rule.

With respect to the European Equities Fund especially, investors should recognize that investing in securities of emerging market countries involves certain risks, and considerations, including those set forth below, which are not typically associated with investing in the United States or other developed countries.


Risks Associated With Emerging Market Countries
-----------------------------------------------

Investing in emerging market countries involves substantial risks due to limited information, higher brokerage costs; different accounting standards; thinner trading markets as compared to those in developed countries; currency blockages or transfer restrictions; and expropriation, nationalization or other adverse political or economic developments.

                    Investing in emerging markets countries involves substantial risks due to limited information, higher brokerage costs; different accounting standards; thinner trading markets as compared to those in developed countries; currency blockages or transfer restrictions; and expropriation, nationalization or other adverse political or economic developments.

                    Political and economic structures in many emerging markets countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.

                    The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of many emerging securities markets and limited trading volume in issuers compared to the volume of trading in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

                    In addition, emerging market countries' exchanges' and broker-dealers are generally subject to less government and exchange regulation than their counterparts in developed countries. Brokerage commissions, dealer concessions, custodial expenses and other transaction costs may be higher on emerging markets than in developed countries. As a result, the European Equities Fund has operating expenses that are expected to be higher than other funds investing in more established market regions.

Many of the emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States, Canada, Australia, New Zealand, Japan and Western European and certain Asian countries. Such instability may result from, among other things; (i) popular unrest associated with demands for improved political, economic and social conditions, and (ii) internal insurgencies.

In certain emerging market countries governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. In addition, most emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation. Inflation and rapid fluctuation in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. In addition, many emerging market countries are grappling with severe recession and government instability.

Many  of  the  currencies  of  emerging   market   countries  have   experienced
devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which portfolio securities are denominated will have a detrimental impact on funds investing in emerging market countries. Many emerging market countries are experiencing currency exchange problems. Countries have and may in the future impose foreign currency controls and repatriation control.

Fixed income securities are subject to various risks. The two primary (but not exclusive) risks affecting fixed income instruments are "credit risk" and "interest rate risk." These risks can affect a security's price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of fixed income security can also affect its price and, hence, the market value of a Fund.

Fixed Income Securities
-----------------------

Fixed income securities are subject to two primary types of risk: credit risk and interest rate risk.

                    "Credit risk" refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over its life, and securities which are rated by rating agencies are often reviewed and may be subject to downgrade.

                    The Aggressive Growth Equities, Large Cap Growth, Large Cap Value, Select Equities and Small Cap Growth Funds may invest in convertible securities rated below investment grade. The High Yield Bond Fund consists of below investment grade corporate securities while the Core Fixed Income Fund may invest in debt instruments rated below investment grade. Debt instruments that are rated below investment grade are considered to be speculative; they are also commonly known as "junk" bonds. Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater credit risk than higher rated securities of similar maturity. Such securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in lower quality securities involves greater investment risk, achievement of a Fund's investment objective will be more dependent on the Adviser's analysis than would be the case if the Fund were investing in higher quality bonds. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for the Adviser to value accurately certain portfolio securities.

"Interest rate risk" refers to the risks associated with market changes in interest rates. Interest rate changes may affect the value of a fixed income security directly (especially in the case of fixed rate securities) and indirectly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the price of fixed rate securities and falling interest rates will have a positive effect on price. The degree to which a security's price will change as a result of changes in interest rates is measured by its "duration." For example, the price of a bond with a 5 year duration would be expected under normal market conditions to decrease 5% for every 1% increase in interest rates. Generally, securities with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

Credit and Market Risks of Mortgage-Backed Securities. The investments by the Core Fixed Income and Total Return Mortgage-Backed Securities Funds in fixed rate and floating rate mortgage-backed securities will entail normal credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors will cause the

Mortgage-Backed Securities
--------------------------

Mortgage-Backed   securities  represent  participation  interests  in  pools  of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders.

                    value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security's market value and yield will not change. Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities will generally tend to have minimal changes in price when interest rates rise or fall, but their current yield will be affected. The value of all mortgage-backed securities may also change because of changes in the market's perception of the creditworthiness of the organization that issued or guarantees them. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Fluctuations in the market value of mortgage-backed securities after their acquisition usually do not affect cash income from these securities but are reflected in a Fund's net asset value. Factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which a mortgage carries, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization of a mortgage pool.

Liquidity Risk of Mortgage-Backed Securities. The liquidity of mortgage-backed securities varies by type of security; at certain times the Core Fixed Income and Total Return Mortgage-Backed Securities Funds may encounter difficulty in disposing of investments. Because mortgage-backed securities may be less liquid than other securities, a Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities, such as inverse floaters, and interest-only securities, suffered periods of illiquidity if disfavored by the market.

Prepayment, Extension and Redemption Risks of Mortgage-Backed Securities. Mortgage-backed securities reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. When that happens, the mortgage-backed security which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Core Fixed Income and Total Return Mortgage-Backed Securities Funds' higher yielding securities are likely to be redeemed and a Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-backed securities. This is known as prepayment risk. Mortgage-backed securities are also subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem or "pay-off" the security, which could have an adverse effect on a Fund's ability to achieve its investment objective.

Collateralized Mortgage Obligations. There are certain risks associated specifically with collateralized mortgage obligations ("CMOs.") CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss.


Stripped Mortgage Securities. Part of the investment strategy of the Core Fixed Income and Total Return Mortgage-Backed Securities Funds involves interest-only Stripped Mortgage Securities. These investments may be highly sensitive to changes in interest and prepayment rates and tend to be less liquid than other CMOs. In addition, prepayments of the underlying mortgages likely would lower a Fund's returns from stripped securities it holds.

Inverse Floaters. The Total Return Mortgage-Backed Securities Fund invests in inverse floaters, a class of CMOs with a coupon rate that resets in the opposite direction from the market rate of interest to which it is indexed such as London Interbank Offered Rate (LIBOR) or COFI. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate of an inverse floater while any drop in the index rate causes an increase in the coupon of an inverse floater. An inverse floater may behave like a security that is leveraged since its interest rate usually varies by a magnitude much greater than the magnitude of the change in the index rate of interest. The "leverage-like" characteristics inherent in inverse floaters are associated with greater volatility in their market prices.

Adjustable Rate Mortgages. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then-outstanding principal balance of the ARM.

Asset-Backed Securities. Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.

The Aggressive Growth Equities, Large Cap Growth, Large Cap Value, Select Equities, Small Cap Growth and European Equities Funds are non-diversified for 1940 Act purposes and as such may invest a larger percentage of their assets in individual issuers than a diversified investment company.

                    To the extent each Fund makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased. However, a Fund's investments will be limited so as to qualify for the special tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended.

Non-Diversified Status
----------------------

Because a relatively higher percentage of the non-diversified Funds' assets may be invested in the securities of a limited number of issuers, these Funds may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

Like other mutual funds, the investment advisory and management services provided by the Adviser and the services provided to shareholders by the Transfer Agent depend on the smooth functioning of their computer systems. There has been concern that some computer software systems in use today may still not recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services into the first quarter of the Year 2000, or beyond. The Adviser and the Transfer Agent have actively worked on necessary changes to their own computer systems to prepare for the year 2000 issue. To date, it appears that most companies have made the Year 2000 date transition successfully. While the possibility has diminished since January 4, 2000, corporate and governmental data processing errors may still arise and result in production problems for individual companies. Earnings of individual issuers may be affected by remediation costs which may be substantial and may not be currently reflected in financial statements. Individual firms may experience disruptions to their business due to the failure of their counterparts to address year 2000 problems, or could experience disruptions which could adversely affect corporate earnings generally and the value of their securities. Accordingly, the Funds' portfolio investments may be negatively affected by Year 2000 related developments that may occur later in the year 2000.

Year 2000

A Fund's portfolio investments may be negatively affected by Year 2000 related developments that may occur later in the year 2000.

The Funds may invest in European countries that have agreed to enter into the European Monetary Union (EMU). EMU is an effort by certain European countries to, among other things, reduce barriers between countries and eliminate fluctuations in their currencies. Among other things, EMU establishes a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Upon introduction of the euro, certain securities (beginning with government and corporate bonds) have been redenominated in the euro and, thereafter trade and make dividend and other payments only in euros.

                    Like other investment companies and business organizations, including the companies in which the Funds invests, the Funds could be adversely affected: (i) if the euro, or EMU as a whole does not take affect as planned; (ii) if a participating country withdraws from EMU; or (iii) if the computing, accounting and trading systems used by the Funds' service providers, or by other business entities with which the Funds or their service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following euro conversion.

European Economic and Monetary Union
------------------------------------

Many European countries have adopted or are in the process of adopting a single European currency referred to as the euro. The consequences of the euro conversion are unclear and may adversely affect the value and/or increase the volatility of securities held by a Fund.

Management of the Funds

Investment Adviser

The Funds' investment adviser is TCW Funds Management Company (the "Adviser") and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of December 31, 1999, the Adviser and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had approximately $70 billion under management or committed to management.

Investment Sub-Adviser

TCW London International Limited ("TCW London") (regulated by I.M.R.O.), Sub-Adviser to the European Equities Fund, is headquartered at 16 Charles II Street, London, England SWIY4QV Portfolio Managers

Listed below are the individuals who have been primarily responsible for the day-to-day portfolio management of Funds, including a summary of each person's business experience during the past five years:

Portfolio Manager(s)    Business Experience During Last Five Years*
Aggressive Growth
Equities Funds

 Christopher J. Ainley  Managing  Director,  the  Adviser,  TCW Asset
                        Management Company and Trust Company of the West. Prior to joining TCW in 1994 he was a portfolio manager with Putnam Investments.

Douglas S. Foreman      Group Managing Director and Chief Investment  Officer-
                        U.S. Equities, the Adviser, TCW Asset Management Company and Trust Company of the West since May 1994.
                        Previously, he was a portfolio manager with Putnam
                        Investments.

Large Cap Growth
 Fund
Wendy S. Barker         Senior Vice President, the Adviser, TCW Asset Management
                        Company and Trust Company of the West.

Douglas S. Foreman      Group Managing Director and Chief Investment Officer-
                        U.S. Equities, the Adviser, TCW Asset Management Company and Trust Company of the West since May 1994.
                        Previously, he was a portfolio manager with Putnam
                        Investments.

Large Cap Value Fund
  Thomas K. McKissick   Managing Director, the Adviser, TCW Asset Management
                        Company and Trust Company of the West.

Select Equities Fund
  Glen E. Bickerstaff   Managing Director, the Adviser, TCW Asset
                        Management  Company and Trust  Company of the West since
                        May 1998. Previously, he was senior portfolio manager and Vice President of Transamerica Investment Services.

Small Cap Growth
Fund
  Christopher J. Ainley Managing Director, the Adviser, TCW Asset Management
                        Company and Trust Company of the West. Prior to joining TCW in 1994 he was a portfolio manager with Putnam Investments.

  Nicholas J. Capuano   Senior Vice President,  The Adviser, TCW Asset
                        Management Company and Trust Company of the West.

  Douglas S. Foreman    Group Managing Director and Chief Investment Officer-
                        U.S.  Equities, the Adviser, TCW Asset Management
                        Company and Trust Company of the West since May 1994.
                        Previously, he was a portfolio manager with Putnam
                        Investments.

  Charles Larsen        Managing Director, the Adviser, TCW Asset Management
                        Company and Trust Company of the West.
Core Fixed Income
Fund
  Mark L. Attanasio     Group Managing Director and Chief Investment Officer--
                        Below Investment Grade Fixed Income, the  Adviser, TCW
                        Asset Management Company and Trust Company of the West since April 1995. From April 1991 to March 1995 he was
                        Co-Chief  Executive  Officer and Chief Portfolio
                        Strategist of Crescent  Capital  Corporation, Los
                        Angeles, CA.

  Philip A. Barach      Group Managing  Director and Chief  Investment
                        Officer--Investment Grade Fixed Income, the Adviser, TCW
                        Asset Management Company and Trust Company of the West.

  Jeffrey E. Gundlach   Group Managing Director and Chairman Multi-Strategy
                        Fixed Income Committee,  the Adviser, TCW Asset
                        Management Company and Trust Company of the West.


High Yield Bond Fund
  Mark L. Attanasio     Group Managing Director and Chief Investment Officer--
                        Below Investment Grade Fixed Income, the Adviser, TCW
                        Asset Management Company and Trust Company of the West since April 1995. From April 1991 to March 1995 he was
                        Co-Chief Executive Officer and Chief Portfolio
                        Strategist of Crescent Capital Corporation, Los
                        Angeles, CA.

  Mark D. Senkpiel      Managing Director, the Adviser, TCW Asset Management
                        Company and Trust Company of the West since January
                        1996. Previously, he was an Investment Director of Allstate Insurance Company.

  Melissa V. Weiler     Managing Director,  the Adviser, TCW Asset Management
                        Company and Trust Company of the West since April 1995.
                        From February 1992 to March 1995 she was a Vice
                        President and Portfolio Manager of Crescent Capital
                         Corporation, Los Angeles, CA.
   Total Return
 Mortgage-Backed
Securities Fund

  Philip A. Barach      Group Managing Director and Chief Investment Officer--
                        Investment Grade Fixed Income, the Adviser, TCW
                        Asset Management Company and Trust Company of the West.

  Jeffrey E. Gundlach   Group Managing Director and Chairman Multi-Strategy
                        Fixed Income Committee, the Adviser, TCW Asset
                        Management Company and Trust Company of the West.

  Frederick H. Horton   Managing Director, the Adviser, TCW Asset Management
                        Company and Trust Company of the West; Senior
                        Portfolio Manager for Dewey Square Investors from June
                        1992 through September 1993.

European Equities
Fund
  James M. Burns        Managing Director and Executive Vice President, TCW
                        London International Limited (since August 1993) and
                        Managing Director, TCW Asset Management Company since
                        October 1994. Previously Managing Director Dillon, Read
                        International Asset Management Co. (London).

  Saker A. Nusseibeh    Managing Director and Executive Vice President, TCW
                        London International, Limited and Managing Director,
                        TCW Asset Management Company since July 1996. Previously
                        Director of Mercury Asset Management (London).

* Positions with the TCW Group, Inc. and its affiliates may have changed over time.

Advisory Agreement

The Funds and the Adviser have entered into an Investment Advisory and Management Agreement (the "Advisory Agreement"), under the terms of which the Funds have employed the Adviser to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, and to be responsible for overall management of the Funds' business affairs, subject to control by the Board of Directors. The Adviser also pays certain costs of marketing the Funds, including sales personnel compensation, from legitimate profits from its investment advisory fees and other resources available to it. Under the Advisory Agreement, the Funds pay to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it the following fees:

   Fund                 Annual Management Fee (As Percent of Average Net Asset
                                                Value)
Aggressive Growth       1.00%
 Equities
Large Cap Growth        0.55%
Large Cap Value         0.55%
Select Equities         0.75%
Small Cap Growth        1.00%
Core Fixed Income       0.40%
High Yield Bond      0.75%
Total Return Mortgage-  0.50%
 Backed Securities
 European Equities      0.75%

The Adviser has retained, at its sole expense, TCW London to provide investment advisory services with respect to the European Equities Funds. Under the Sub-Advisory Agreement the Sub-Adviser assist the Adviser in performing its advisory functions in respect of the Funds.

The Advisory and Sub-Advisory Agreements provide that the Adviser and Sub-Adviser, respectively, shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser in the performance of their duties or from reckless disregard by the Adviser of their duties under the agreement.

Multiple Class Structure

Each Fund currently offers two classes of shares, Institutional Class shares and Class N shares. Shares of each class of a Fund represent an equal pro rata interest in that Fund and generally gives you the same voting, dividend, liquidation, and other rights. The Institutional Class shares are offered at the current net asset value. The Class N shares are also offered at the current net asset value, but will be subject to fees imposed under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, each Fund compensates the Funds' distributor at a rate equal to 0.25% of the average daily net assets of that Fund attributable to its Class N shares for distribution and related services. Because these fees are paid out of the Fund's Class N assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

YOUR INVESTMENT

Account Policies and Services

Buying shares

You pay no sales charges to invest in a Fund. Your price for a Fund's shares is the Fund's net asset value per share (NAV) which is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by a Fund. Orders received by the Funds' Transfer Agent from dealers, brokers or other service providers after the NAV for the day is determined, will receive that same day's NAV if the orders were received by the dealers, brokers or service providers from their customers prior to 4:00 p.m. and were transmitted to and received by the Transfer Agent generally prior to 8:00 a.m. Eastern time on the next day. A Funds' investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Funds pursuant to procedures established by the Funds' Board.

Minimums

                                          Initial   IRA   Additional
  All Funds                               $ 2,000   $500    $  250

TCW Galileo Funds, Inc. may waive the minimum initial investment. All investments must be in U.S. dollars. Third-party checks, except those payable to an existing shareholder, will normally not be accepted. If your check or wire does not clear, you will be responsible for any loss a Fund incurs.

Automatic Investment Plan ($100 minimum)

You may arrange to make investments on a regular basis through automatic deductions from your bank checking account. Please call (800) 248-4486 for more information and enrollment form.



Selling shares

You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund's transfer agent. Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly, and you will generally receive the proceeds within a week.

Before selling recently purchased shares, please note that if a Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days.

Written sell order

Some circumstances require written sell orders, along with signature guarantees. These include:

     o    amounts of $100,000 or more

     o amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

     o requests to send the proceeds to a payee or address different than what is on our records

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers but not from a notary public. Please call (800) 248-4486 to ensure that your signature guarantee will be processed correctly.

Exchange privilege

You can exchange from one Class N Galileo Fund into another. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).

Third party transactions

You may buy and redeem a Fund's shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of a Fund's shares are arranged and settlement is made at an investor's election through a registered broker-dealer, other than the Fund's distributor, that broker-dealer may, at its discretion, charge a fee for that service.

Account statements

Every Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

General policies

If your non-retirement account falls below $1,000 as a result of redemptions and or exchanges for six months or more, a Fund may close your account and send you the proceeds upon 60 days' written notice.

Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.

Large Redemption Amounts

The Funds also reserve the right to make a "redemption in kind"--payment in portfolio securities rather than cash--if the amount you are redeeming in any 90-day period is large enough to affect Fund operations (for example, if it equals more than $250,000 or represents more than 1% of a Fund's assets).

                    Each Fund restricts excessive trading (usually defined as more than four exchanges out of the Fund within a calendar year). You are limited to one exchange of shares in the same Fund during any 15-day period except investors in 401(k) and other group retirement accounts, investors who purchase shares through certain broker dealers, and asset allocation accounts managed by the Adviser or an affiliate. Each Fund reserves the right to:

     o refuse any purchase or exchange request that could adversely affect a Fund or its operations, including those from any individual or group who, in the Fund's view, are likely to engage in excessive trading

     o change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

     o delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions).



   TO OPEN AN ACCOUNT                            TO ADD TO AN ACCOUNT
 In Writing

 Complete  the New Account  Form.  Mail your New
Account  Form and a check  made  payable  to TCW
Galileo __________________________ Fund to:

    Via Regular Mail
 TCW Galileo Funds, Inc.     (Same,  except  that  you  should  include  a  note
 DST Systems, Inc.             specifying the Fund name, your account number,
 P.O. Box 419951               and the name(s) your account is registered in.)
 Kansas City, MO 64141-6951


    Via Express, Registered or Certified Mail
 TCW Galileo Funds, Inc.
 DST Systems, Inc.
 330 W. 9th Street
 Poindexter Building, 1st Floor
 Kansas City, MO 64105-2005

 By Telephone

 Please contact the Investor Relations Department at:
 (800) 248-4486 for a New Account Form.



Wire: Have your bank send your investment to:   (Same)

 United Missouri Bank of Kansas City, N.A.
 ABA No. 101000695
 DST Systems, Inc./AC 9870371553
 FBO TCW Galileo _______________________
 Fund
 (Name on the Fund Account)
 (Fund Account Number)

 Via Exchange

 Call the Transfer Agent at (800)  248-4486.
 The new account will have the same registration as the account from which you are exchanging.

If you need help completing the New Account Form, please call the Transfer Agent at (800) 248-4486.

                           TO SELL OR EXCHANGE SHARES
By Mail

     Write a letter of instruction that includes:

     o    your name(s) and signature(s) as they appear on the account form
     o    your account number
     o    the Fund name
     o    the dollar amount you want to sell or exchange

     o    how and where to send the proceeds

     Obtain a signature guarantee or other documentation, if required (see "Account Policies and Services--Selling Shares").

 Mail your letter of instruction to:

Via Regular Mail
 TCW Galileo Funds, Inc.
 DST Systems, Inc.
 P.O. Box 419951
 Kansas City, MO 64141-6951

 Via Express, Registered or Certified Mail
  TCW Galileo Funds, Inc.
  DST Systems, Inc.
  330 W. 9th Street
  Poindexter Building, 1st Floor
  Kansas City, MO 64105-2005

 By Telephone

Be sure the Funds have your bank account information on file. Call the Transfer Agent at (800) 248-4486 to request your transaction. Proceeds will be wired to your bank.

Telephone redemption requests must be for a minimum of $1,000.

Systematic Withdrawal Plan: Call (800) 248-4486 to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $2,000 or more. Systematic Withdrawal plans are subject to a minimum annual withdrawal of $500.

                To reach the Transfer Agent at DST Systems, Inc., call toll free in the U.S.

                (800) 248-4486
                Outside the U.S.
                (816) 843-7166 (collect)

Distributions and Taxes

The  amount of  dividends  of net  investment  income and  distributions  of net realized long and short-term capital gains payable to shareholders will be determined separately for each Fund. Dividends from the net investment income of a Fund will be declared and paid annually. Each Fund will distribute any net
realized   long  or  short-term   capital  gains  at  least  annually.   Your
distributions will be reinvested in the same Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

In any fiscal year in which a Fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the Fund is relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash--unless you are exempt from taxation or entitled to tax deferral. Capital gains distributions may be taxable at different rates depending on the length of time a Fund has held the assets sold. Early each year, you will be notified as to the amount and federal tax status of all distributions paid during the prior year. Distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account. If you redeem shares of a Fund or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. You must provide the Funds with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Funds to withhold 31% of your taxable distributions and redemptions. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the Funds. Please see the Statement of Additional Information and your tax adviser for further information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class N shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class N shares of the Fund commenced operations on March 1, 1999). These figures have been audited by Deloitte & Touche LLP, whose report, along with the Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Aggressive Growth Equities Fund
Class N

                                                       March 1, 1999
                                                          through

                                                      October 31, 1999

                                                   -----------------------
Net Asset Value per Share, Beginning of Period                 $   16.07
                                                   -----------------------

Income (Loss) from Investment Operations:

   Net Investment (Loss)                                          (0.12)
   Net Realized and Unrealized Gain on Investments                  6.32
                                                   -----------------------
     Total from Investment Operations                               6.20
                                                   -----------------------

Net Asset Value per Share, End of Period                       $   22.27
                                                   =======================

Total Return                                                       38.58% (1)

Ratios/Supplemental Data:

Net Assets, End of Period (in thousands)                       $   2,367
Ratio of Net Expenses to Average Net Assets                         1.47%(2)(3)
Ratios of Net Investment (Loss) to Average Net Assets              (0.92)%(2)
Portfolio Turnover Rate                                            64.12%

(1) For the period March 1, 1999 (Commencement of offering of Class N shares) through October 31, 1999 and not indicative of a full year's operating results.
(2)  Annualized.
(3) The Investment Adviser has contractually agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual operating expenses of the Fund to 1.53% of net assets through October 31, 1999. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 6.83% for the period from March 1, 1999 (Commencement of offering of Class N shares) to October 31, 1999.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class N shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class N shares of the Fund commenced operations on March 1, 1999). These figures have been audited by Deloitte & Touche LLP, whose report, along with the Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Large Cap Growth Fund
Class N

                                                       March 1, 1999
                                                          through

                                                     October 31, 1999

Net Asset Value per Share, Beginning of Period               $    13.70
                                                     ----------------------

Income (Loss) from Investment Operations:

   Net Investment (Loss)                                          (0.08)
   Net Realized and Unrealized Gain on Investments                 2.98
                                                     ----------------------
     Total from Investment Operations                              2.90
                                                     ----------------------

Net Asset Value per Share, End of Period                     $    16.60
                                                     ======================

Total Return                                                      21.17%(1)

Ratios/Supplemental Data:

Net Assets, End of Period (in thousands)                       $     86
Ratio of Net Expenses to Average Net Assets                        1.46%(2)(3)
Ratio of Net Investment (Loss) to Average Net Assets             (0.74)%(2)
Portfolio Turnover Rate                                           78.02%

(1) For the period March 1, 1999 (Commencement of offering of Class N shares) through October 31, 1999 and not indicative of a full year's operating results.
(2)  Annualized.
(3) The Investment Adviser has contractually agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 1.39 % of net assets through October 31, 1999. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 392.27% for the period ended October 31, 1999.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class N shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class N shares of the Fund commenced operations on March 1, 1999). These figures have been audited by Deloitte & Touche LLP, whose report, along with the Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Large Cap Value Fund
Class N

                                                       March 1, 1999
                                                          through

                                                     October 31, 1999

                                                    --------------------
Net Asset Value per Share, Beginning of Period         $    11.07
                                                    --------------------

Income from Investment Operations:

   Net Investment Income                                     0.06
   Net Realized and Unrealized Gain on Investments           0.66
                                                    --------------------
     Total from Investment Operations                        0.72
                                                    --------------------

Net Asset Value per Share, End of Period               $    11.79
                                                    ====================

Total Return                                                6.51%(1)

Ratios/Supplemental Data:

Net Assets, End of Period (in thousands)               $      58
Ratio of Net Expenses to Average Net Assets                 1.46%(2)(3)
Ratio of Net Investment Income to Average Net Assets        0.71%(2)
Portfolio Turnover Rate                                      142.36%



-----------------------
(1) For the period March 1, 1999 (Commencement of offering of Class N shares) through October 31, 1999 and not indicative of a full year's operating results.
(2)  Annualized.
(3) The Investment Adviser has contractually agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 1.39 % of net assets through October 31, 1999. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 163.61% for the period ended October 31, 1999.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class N shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class N shares of the Fund commenced operations on March 1, 1999). These figures have been audited by Deloitte & Touche LLP, whose report, along with the Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Select Equities Fund
Class N



                                                             March 1, 1999
                                                                through

                                                           October 31, 1999

                                                          --------------------
Net Asset Value per Share, Beginning of Period              $    17.62
                                                          --------------------

Income (Loss) from Investment Operations:

   Net Investment (Loss)                                        (0.07)
   Net Realized and Unrealized Gain on Investments               3.12
                                                          --------------------
     Total from Investment Operations                            3.05
                                                          --------------------

Net Asset Value per Share, End of Period                   $    20.67
                                                          ====================

Total Return                                                    17.31%(1)

Ratios/Supplemental Data:

Net Assets, End of Period (in thousands)                  $   19,111
Ratio of Expenses to Average Net Assets                         1.46%(2)(3)
Ratio of Net Investment (Loss) to Average Net Assets           (0.53)%(2)
Portfolio Turnover Rate                                        48.29%

(1) For the period March 1, 1999 (Commencement of offering of Class N shares) through October 31, 1999 and not indicative of a full year's operating results.
(2)  Annualized.
(3) The Investment Adviser has contractually agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 1.39% of net assets through October 31, 1999. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 2.66% for the period from March 1, 1999 (Commencement of offering of Advisory class shares) to October 31, 1999.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class N shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class N shares of the Fund commenced operations on March 1, 1999). These figures have been audited by Deloitte & Touche LLP, whose report, along with the Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Small Cap Growth Fund
Class N

                                                           March 1, 1999
                                                              through

                                                         October 31, 1999

                                                       -----------------------
Net Asset Value per Share, Beginning of Period                $    20.62
                                                       -----------------------

Income (Loss) from Investment Operations:

   Net Investment (Loss)                                           (0.20)
   Net Realized and Unrealized Gain on Investments                 10.32
                                                       -----------------------
     Total from Investment Operations                              10.12
                                                       -----------------------

Net Asset Value per Share, End of Period                      $    30.74
                                                       =======================

Total Return                                                       49.08% (1)

Ratios/Supplemental Data:

Net Assets, End of Period (in thousands)                            $671
Ratio of Net Expenses to Average Net Assets                         1.53%(2)(3)
Ratios of Net Investment (Loss) to Average Net Assets              (1.15)% (2)
Portfolio Turnover Rate                                            74.52%

(1) For the period March 1, 1999 (Commencement of offering of Class N shares) through October 31, 1999 and not indicative of a full year's operating results.
(2)  Annualized.
(3) The Investment Adviser has contractually agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 1.63% of net assets through October 31, 1999. Had such action not been taken, total annualized operating expenses, as a percentage of net assets, would have been 35.14% for the period ended October 31, 1999.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the N Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class N shares of the Fund commenced operations on March 1, 1999). These figures have been audited by Deloitte & Touche LLP, whose report, along with the Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Core Fixed Income Fund
Class N

                                                             March 1, 1999
                                                                through

                                                            October 31, 1999

                                                         -----------------------
Net Asset Value per Share, Beginning of Period                $      9.74
                                                         -----------------------

Income (Loss) from Investment Operations:

   Net Investment Income                                             0.37
   Net Realized and Unrealized Gain (Loss) on Investments           (0.35)
                                                         -----------------------
     Total from Investment Operations                                0.02
                                                         -----------------------
Less Distributions:

  Distributions from Net Investment Income                          (0.25)
                                                         -----------------------
Net Asset Value per Share, End of Period                      $      9.51
                                                         =======================

Total Return                                                          0.17%(1)

Ratios/Supplemental Data:

Net Assets, End of Period (in thousands)                       $       83
Ratio of Expenses to Average Net Assets                              1.00%(2)(3)
Ratio of Net Investment Income to Average Net Assets                 5.68%(2)
Portfolio Turnover Rate                                            136.63%

-------------------------
(1) For the period March 1, 1999 (Commencement of offering of Class N shares) through October 31, 1999 and not indicative of a full year's operating results.
(2)  Annualized.
(3) The Investment Adviser has contractually agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 1.00% of net assets through October 31, 1999. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 134.10% for the period from March 1, 1999 (Commencement of offering of Class N shares) to October 31, 1999.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class N shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class N shares of the Fund commenced operations on March 1, 1999). These figures have been audited by Deloitte & Touche LLP, whose report, along with the Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo High Yield Bond Fund
Class N

                                                           March 1, 1999
                                                              through

                                                         October 31, 1999

                                                    ----------------------------
Net Asset Value per Share, Beginning of Period              $        9.39
                                                    ----------------------------

Income from Investment Operations:

   Net Investment Income                                             0.55
   Net Realized and Unrealized Gain on Investments                  (0.57)
                                                    ----------------------------
     Total from Investment Operations                               (0.02)
                                                    ----------------------------

Less Distributions:

   Distributions from Net Investment Income                         (0.46)
                                                    ----------------------------
     Total Distributions                                            (0.46)
                                                    ----------------------------

Net Asset Value per Share, End of Period                    $        8.91
                                                    ============================

Total Return                                                        (0.24)%(1)

Ratios/Supplemental Data:

Net Assets, End of Period (in thousands)                     $        189
Ratio of Expenses to Average Net Assets                              1.30%(2)(3)
Ratio of Net Investment Income to Average Net Assets                 8.78%(2)(3)
Portfolio Turnover Rate                                               128.15%

--------------------------
(1) For the period March 1, 1999 (Commencement of offering of Class N shares) through October 31, 1999 and not indicative of a full year's operating results.
(2)  Annualized.
(3) The Investment Adviser has contractually agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 1.30% of net assets through October 31, 1999. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 47.83% for the period from March 1, 1999 (Commencement of offering of Advisory Class shares) to October 31, 1999.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class N shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class N shares of the Fund commenced operations on March 1, 1999). These figures have been audited by Deloitte & Touche LLP, whose report, along with the Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Total Return Mortgage-Backed Securities Fund
Class N

                                                       March 1, 1999
                                                          through

                                                      October 31, 1999

                                                    -----------------------
Net Asset Value per Share, Beginning of Period        $        9.40
                                                    -----------------------

Income from Investment Operations:

   Net Investment Income                                       0.43
   Net Realized and Unrealized Gain on Investments            (0.49)
                                                    -----------------------
     Total from Investment Operations                         (0.06)
                                                    -----------------------

Less Distributions:

   Distributions from Net Investment Income                   (0.11)
                                                    -----------------------
     Total Distributions                                      (0.11)
                                                    -----------------------

Net Asset Value per Share, End of Period              $        9.23
                                                    =======================

Total Return                                                  (0.69)%(1)

Ratios/Supplemental Data:

Net Assets, End of Period (in thousands)               $         37
Ratio of Expenses to Average Net Assets                        1.02%(2)(3)
Ratio of Net Investment Income to Average Net Assets           7.00%(2)(3)
Portfolio Turnover Rate                                       28.07%

------------------
(1) For the period March 1, 1999 (Commencement of offering of Class N shares) through October 31, 1999 and not indicative of a full year's operating results.
(2)  Annualized.
(3) The Investment Adviser has contractually agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 1.00% of net assets through October 31, 1999. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 722.10% for the period from March 1, 1999 (Commencement of offering of Advisory Class shares) to October 31, 1999.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Class N shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class N shares of the Fund commenced operations on March 1, 1999). These figures have been audited by Deloitte & Touche LLP, whose report, along with the Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo European Equities Fund
Class N

                                                            March 1, 1999
                                                               through

                                                           October 31, 1999

                                                         ---------------------
Net Asset Value per Share, Beginning of Period                $   12.37
                                                         ---------------------

Income from Investment Operations:

   Net Investment Income                                           0.09
   Net Realized and Unrealized Gain on Investments                 0.68
                                                         ---------------------
     Total from Investment Operations                              0.77
                                                         ---------------------

Net Asset Value, End of Period                                $   13.14
                                                         =====================

Total Return                                                       6.23%(1)

Ratios/Supplemental Data:

Net Assets, End of Period (in thousands)                       $    149
Ratio of Net Expenses to Average Net Assets                        1.69%(2)(3)
Ratios of Net Investment Income to Average Net Assets              1.12%(2)
Portfolio Turnover Rate                                           95.21 %

-------------------
(1) For the period March 1, 1999 (Commencement of offering of Class N shares) through October 31, 1999 and not indicative of a full year's operating results.
(2)  Annualized.
(3) The Investment Adviser contractually agreed to reduce its fee, or to pay the operating expenses of the Fund to the extent necessary to limit the annual ordinary operating expenses of the Fund to 1.71% of net assets through October 31, 1999. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 54.30% for the period March 1, 1999 through October 31, 1999.

FOR MORE INFORMATION

For all shareholder account information such as transactions and account inquiries:

Call (800) 248-4486

For information regarding the TCW Galileo Funds, Inc.:

Call (800) FUND TCW (386-3829)

In writing:

TCW Galileo Funds, Inc.
c/o DST System, Inc.,
P.O. Box 419951
Kansas City, MO 64141-6951

On the Internet:

TCW GALILEO FUNDS, INC.
http://www.tcwgalileofunds.com

You may visit the SEC's website at http//www.sec.gov. to view text-only versions of Fund documents filed with the SEC. You may also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 of 1-202-942-8090) or by sending your request and a duplicating fee to the Commission's Public Reference Section, 450 Fifth Street, N.W., Washington, DC 20549-0102, or the electronic request at the following E-mail address: www/publicinfo@sec.gov.

                    TCW  Galileo Funds, Inc.

                    SEC  file number: 811-7170

                    More information on the Fund is available free upon request, including the following:

                    Annual/Semi-Annual Report

                    Describes the Fund's performance, lists portfolio holdings and contains a letter from the Fund's portfolio manager discussing recent market conditions, economic trends and Fund strategies.

                    Statement of Additional Information (SAI)

                    Provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference and is legally considered part of this prospectus.

TCW Galileo
Funds, Inc.

This prospectus tells you about the Institutional Class of seven of the separate investment funds offered by TCW Galileo Funds, Inc., each of which has different investment objectives and policies. Please read this document carefully, and keep it for future reference. Sometimes we will refer to the Funds in this Prospectus as the Galileo International Funds.

TCW Galileo Asia Pacific Equities Fund

TCW Galileo Emerging Markets Equities Fund

TCW Galileo Emerging Markets Income Fund

TCW Galileo European Equities Fund

TCW Galileo International Equities Fund

TCW Galileo Japanese Equities Fund

TCW Galileo Latin America Equities Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

March 1, 2000


LOGO

TABLE OF CONTENTS

                                        Page

General Fund Information

Investment Objectives and Principal
Strategies...........................      2

Principal Risks......................      3

Performance Summary..................      5

Fund Expenses........................      9

Expense Example......................     10


 TCW Galileo Asia Pacific Equities
Fund

Investment Objectives/Approach.......     11

Main Risks...........................     12


 TCW Galileo Emerging Markets
Equities Fund

Investment Objectives/Approach.......     13

Main Risks...........................     15


 TCW Galileo Emerging Markets
Income Fund

Investment Objectives/Approach.......     17

Main Risks...........................     18


 TCW Galileo European Equities Fund

Investment Objectives/Approach.......     20

Main Risks...........................     21


 TCW Galileo International Equities
Fund

Investment Objectives/Approach.......     22

Main Risks...........................     23


 TCW Galileo Japanese Equities Fund

Investment Objectives/Approach.......     24

Main Risks...........................     25


 TCW Galileo Latin America Equities
Fund

Investment Objectives/Approach.......     27

Main Risks...........................     29

Risk Considerations..................     31

Management of the Funds..............     39

Multiple Class Structure.............     42


 Your Investment

Account Policies and Services........     43

To Open an Account/To Add to an
Account..............................     46

To Sell or Exchange Shares...........     47

Distributions and Taxes..............     48

Financial Highlights.................     49


 For More Information................     56

GENERAL FUND INFORMATION

Investment Objectives and Principal Strategies

All of the Galileo Institutional Funds are affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Adviser makes will not accomplish what they were designed to achieve or that companies in which the Funds invest will have disappointing performance or not pay their debts.

   TCW Galileo Funds, Inc.                      Investment Objective    Principal Investment Strategies Invests in equity securities
 TCW Galileo Asia Pacific Equities Fund         Long-term capital       of companies in the Asia Pacific Region, except Australia,
                                                appreciation            Japan and New Zealand, or securities convertible into such equity securities.

 TCW Galileo Emerging Markets Equities Fund     Long-term capital       Invests in equity securities of companies in emerging market
                                                appreciation            countries around the world.

 TCW Galileo Emerging Markets Income Fund       High total return from  Invests in debt securities issued by
                                                current income and      Emerging Market Country governments or their
                                                capital appreciation    agencies or instrumentalities or private
                                                                        corporate issuers.

 TCW0 Galileo European Equities Fund            Long-term capital       Invests in equity securities issued by
                                                appreciation            European companies.


 TCW Galileo International Equities Fund        Long-term capital       Invests principally in equity markets
                                                appreciation            outside the U.S. through investment in shares of
                                                                        the Galileo Funds.

 TCW Galileo Japanese Equities Fund             Long-term capital       Invests in equity securities issued by
                                                appreciation            Japanese companies.


 TCW Galileo Latin America Equities Fund        Long-term capital       Invests in equity securities issued by
                                                appreciation            Latin  American companies.

Under adverse market conditions, each Fund could invest some or all of its assets in money market securities. Although the Fund will do this only in seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

Principal Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you--and the more you can lose. Since shares of a Fund represent an investment in securities with fluctuating market prices, the value of Fund shares will vary as the value of each Fund's portfolio securities increases or decreases in value. Therefore, the value of an investment in a Fund could go down as well as up. All investments are subject to:

     o    MARKET RISK

     There is the possibility that the returns from the types of securities in which a Fund invests will underperform returns from the various general securities markets. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

     o    SECURITIES SELECTION RISK

     There is the possibility that the specific securities held in the Funds' portfolio will underperform the other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the portfolio manager's choice of securities.

     o    FOREIGN INVESTING RISK

     There is the likelihood that foreign investments may be riskier than U.S. investments because of a lack of political stability, foreign controls on investment and currency exchange rates, fluctuations in currency exchange rates, withholding taxes, and lack of adequate company information. Each Fund is subject to foreign investing risk because it invests primarily in the assets of foreign governments or companies. Because each Fund (except the Japanese Equities Fund) invests in securities of emerging market countries, the risk factors listed above are more likely to occur. In addition, because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Galileo International Funds hold various foreign currencies, the value of the net assets of these Funds as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates.

Each Fund may also be subject (in varying degrees) to the following risks:

     o    LIQUIDITY RISK

     There is the possibility that a Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Each Fund is subject to liquidity risk because foreign securities may be less liquid than U.S. securities.

     o    PRICE VOLATILITY

     There is the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. Each Fund (except the Emerging Markets Income Fund) is subject to this risk. In addition, the Emerging Markets Income Fund is subject to price volatility because it invests in low rated emerging market debt.

Because the Galileo International Funds are non-diversified for Investment Company Act of 1940 ("1940 Act") purposes, they may invest more than 5% of its total assets in the securities of any one issuer. Consequently, their exposure to credit and market risks associated with that issuer is increased.

Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Summary

The two tables below show each Fund's annual returns and its long-term performance with respect to its Institutional Class shares. The first table shows you how the Fund's performance has varied from year to year. The second compares the Fund's performance over time to that of a broad-based securities index. Both tables assume reinvestment of dividends and distributions. Except for the European Equities Fund, the performance information includes the performance of each Fund's predecessor limited partnership, which were managed by an affiliate of TCW Investment Management Company, using the same investment strategy as the Funds. The performance of the partnerships were calculated using performance standards applicable to private investment partnerships, which take into account all elements of total return and reflect the deduction of all fees and expenses of operation. The predecessor limited partnerships were not registered under the 1940 Act and, therefore, were not subject to certain investment restrictions imposed by the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended. If the limited partnerships had been registered under the 1940 Act their performance might have been adversely affected. As with all mutual funds, past performance is not a prediction of the future.

                          Year by year total return (%)
                          as of December 31 each year*

                     TCW Galileo Asia Pacific Equities Fund

      94.06%    -22.40%   6.90%    20.40%    -35.35%   -2.19%    114.95%
      1993       1994      1995     1996      1997      1998      1999

* The Fund's total return for the period October 31, 1999 to December 31, 1999 is 39.19%

 TCW Galileo
   Emerging
   Markets
Equities Fund

    61.70%    -22.90%   -8.90%   16.40%     0.15%    -33.60%   88.23%

     1993      1994      1995      1996      1997       1998     1999

* The Fund's total return for the period October 31, 1999 to December 31, 1999 is 36.09%

 TCW Galileo
   Emerging
   Markets
 Income Fund

     8.90%    10.42%   -23.71%   31.86%

     1996     1997      1998      1999

* The Fund's total return for the period October 31, 1999 to December 31, 1999 is 7.45%

                       TCW Galileo European Equities Fund

                                  25.45% 34.09%

                                    1998 1999

* The Fund's total return for the period October 31, 1999 to December 31, 1999 is 27.44%

                     TCW Galileo International Equities Fund

      3.70%     4.90%     5.15%    -0.80%   20.85%     46.39%

      1994      1995       1996     1997     1998       1999


* The Fund's total return for the period October 31, 1999 to December 31, 1999 is 25.74%

 TCW Galileo
  Japanese
Equities Fund

    -2.39%     -15.13%    -45.28%   31.30%   96.26%

     1995       1996       1997     1998      1999

* The Fund's total return for the period October 31, 1999 to December 31, 1999 is 21.76%

 TCW Galileo
Latin America
Equities Fund

   17.81%   27.90%   53.53%  -22.19%  -19.72%   24.40%  33.59%  -38.59%  -58.31%

    1991    1992      1993     1994     1995     1996    1997    1998      1999

* The Fund's total return for the period October 31, 1999 to December 31, 1999 is 40.23%

             Best and worst quarterly performance during this period

                Fund                               Performance
  o  Asia Pacific Equities Fund
        Quarter ending December 31, 1993          51.72% (Best)
        Quarter ending December 31, 1997         -31.29% (Worst)

  o  Emerging Markets Equities Fund
        Quarter ending December 31, 1993          42.44% (Best)
        Quarter ending September 30, 1998        -24.90% (Worst)

  o  Emerging Markets Income Fund
        Quarter ending December 31, 1998          18.60% (Best)
        Quarter ending September 30, 1998        -32.60% (Worst)

  o  European Equities Fund
        Quarter ending December 31, 1999         32.91% (Best)
        Quarter ending September 30, 1998        -16.22% (Worst)

  o  International Equities Fund
        Quarter ending December 31, 1999          29.72% (Best)
        Quarter ending September 30, 1998        -14.85% (Worst)

  o  Japanese Equities Fund
        Quarter ending December 31, 1998          27.90% (Best)
        Quarter ending December 31, 1997         -28.53% (Worst)

  o  Latin America Equities Fund
        Quarter ending December 31, 1999          42.83% (Best)
        Quarter ending March 31, 1995            -29.09% (Worst)

  Average annual total return as of                                Since
  December 31, 1999                           1 year    5 years  inception

  o Asia Pacific Equities Fund               114.95%      11.83%     15.44%
       MSCI Far East Free (Ex Japan)          59.44%      -1.25%      5.01%

  o Emerging Markets Equities Fund            88.23%       5.83%     7.95%%
       IFC Investable Emerging Markets
       Total Return Index                     67.11%       2.20%      7.16%

  o Emerging Markets Income Fund              31.86%         N/A      5.89%
       J.P. Morgan Emerging Markets Bond
       Index Plus                             25.99%         N/A     10.39%

  o European Equities Fund                    34.09%         N/A     28.24%
       MSCI Europe Index                      16.23%         N/A     23.43%

  o International Equities Fund               46.39%      14.12%     13.42%
       MSCI EAFE Index                        27.33%      13.16%     13.41%

  o Japanese Equities Fund                    96.26%         N/A      3.39%
       TSE First Section Index                76.49%         N/A      2.22%
       MSCI Japan                             61.78%         N/A      1.70%

  o Latin America Equities Fund               58.31%       5.34%     10.49%
       IFC Investable Total Return Latin
       America Index                          61.82%       5.64%     13.28%



Fund Expenses

As an investor, you pay certain fees and expenses in connection with the Funds, which are described in the table below. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price. The Institutional Class shares of the Funds have no sales charge (load) or Rule 12b-1 distribution fees.

FEE TABLE

                                   Asia       Emerging   Emerging                                         Latin
                                   Pacific    Markets    Markets    European   International  Japanese    America
                                   Equities   Equities   Income     Equities   Equities       Equities    Equities

Shareholder Transaction
   Fees

1) Redemption Fees...............      None     None      None       None        None          None       None
2) Exchange Fees.................      None     None      None       None        None          None       None
3) Contingent Deferred Sales
   Load..........................      None     None      None       None        None          None       None
4) Sales Load on Reinvested
   Dividends.....................      None     None      None       None        None          None       None
5) Sales Load on Purchases.......      None     None      None       None        None          None       None

Annual Fund Operating
   Expenses

   Management Fees...............      1.00%    1.00%     0.75%      0.75%        --           0.75%     1.00%
   Distribution (12b-1) Fees.....      None     None      None       None        None          None      None
   Other Expenses................      1.05%    1.50%     0.26%      0.26%       0.18%         0.29%     2.24%
   Total Annual Fund Operating
   Expenses......................      2.05%1   2.50%2    1.01%      1.01%       0.18%         1.04%     3.24%3

1 The Adviser voluntarily agreed to reduce its fee or to pay the operating expenses of the Fund to reduce Annual Fund Operating Expenses to 2.03% of Net Assets through October 31, 1999.

2 The Adviser voluntarily agreed to reduce its fee or to pay the operating expenses of the Fund to reduce Annual Fund Operating Expenses to 2.02% of Net Assets through October 31, 1999.

3 The Adviser voluntarily agreed to reduce its fee or to pay the operating expenses of the Fund to reduce Annual Fund Operating Expenses to 2.20% of Net Assets through October 31, 1999.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be higher or lower, the Example is for comparison purposes only.

                                  1 Year   3 Years   5 Years   10 Years
Asia Pacific Equities..........     $208     $ 643   $ 1,103   $ 2,379
Emerging Markets Equities......      253       779     1,331     2,836
Emerging Markets Income........      103       322       558     1,236
European Equities..............      103       322       558     1,236
International Equities.........       18        58       101       230
Japanese Equities..............      106       331       574     1,271
Latin America Equities.........      327       998     1,693     3,540

TCW Galileo Asia Pacific Equities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, it invests in equity securities of companies in the Asia Pacific Region ("Asia-Pacific Countries"), except Australia, Japan and New Zealand. At least 65% of the value of the Fund's total assets will be invested (except when maintaining a temporary defensive position) in equity securities of Asian Pacific Companies, or securities convertible into such equity securities.

Concepts to understand

Asia Pacific Company (i) is organized under the laws of an Asia-Pacific Country or has a principal office in Asia; or (ii) derives 50% or more of its gross revenues or profits from goods produced or sold, investments made, or services performed in Asia-Pacific Countries or has at least 50% of its assets situated in Asia-Pacific Countries; or (iii) its equity securities are traded principally on a stock exchange or over-the-counter in an Asia-Pacific country.

                    The Fund will generally invest its portfolio securities among at least three Asia-Pacific Countries.

                    In managing the Fund's investments, the Adviser utilizes an investment process that incorporates both a "top-down" and "bottom-up" analysis of the Asia-Pacific Countries. The "top-down" analysis focuses on an evaluation of the global environment. The Adviser then complements its "top-down" analysis with a "bottom-up" analysis. The Adviser uses "bottom-up" analysis to determine country allocation based on estimated earnings. The key factors that may be used by the Adviser in assessing the potential for an expansion (rerating) or contraction (derating) of a stock market's earnings multiple are:

                    o    liquidity

                    o    historical valuations

                    o the sustainability of economic growth and political environment

                    The Adviser then performs an industry analysis and screens companies based on certain quantitative analyses.

                    Mijung Kang and Saker Nusseibeh are the Fund's portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "foreign investing risk," "liquidity risk" and "price volatility." Because the Fund invests almost all of its assets in securities issued by foreign companies, it is subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

     o    a lack of political or economic stability

     o    foreign controls on investment and currency exchange rates

     o    withholding taxes

     o    a lack of adequate company information

Because the Fund invests in the securities of emerging market countries, these risks are more pronounced. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. The Fund also is subject to foreign currency risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because foreign securities may be less liquid than U.S. securities, the Fund may be more susceptible to liquidity risk than funds that invest in U.S. securities. Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of U.S. companies.

The Fund may invest some assets in foreign currency futures, forward contracts, options and futures. These practices are used primarily to hedge the Fund's portfolio but may be used to increase returns; however, such practices sometimes may reduce returns or increase volatility.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.

TCW Galileo Emerging Markets Equities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, it invests primarily in equity securities of companies in Emerging Market Countries.

The Fund will generally invest its assets among at least five Emerging Market Countries. At least 65% of the value of its total assets will be invested (except when maintaining a temporary defensive position) in Emerging Market Company equity-related securities.

Concepts to understand
----------------------

Emerging Market Country is a country that has a developing economy or market and is considered an emerging or developing country by the International Bank of Reconstruction and Development or any affiliate thereof (the "World Bank"), as well as Hong Kong, Israel and Singapore.

Emerging Market Company: (i) is organized under the laws of an Emerging Market Country or has a principal office in an Emerging Market Country; or (ii) derives 50% or more of its gross revenues or profits from goods produced or sold, investments made, or services performed in Emerging Market Countries or has at least 50% of its assets situated in Emerging Market Countries; or (iii) its equity securities are traded principally on a stock exchange or over-the-counter in an Emerging Market Country.

                    In managing the Fund's investments, the Adviser utilizes both a "top-down view" and a "bottom-up analysis". In allocating investments among Emerging Market Counties, the Adviser attempts to integrate an assessment of how the global environment affects a particular country, with an analysis of internal political, market and economic factors. The country economic variables can include such factors as:

                    o    level of economic activity or GDP growth

                    o    level and direction of local inflation

                    o    level and direction of interest rates

                    o    monetary policy and money supply growth

                    o    current account balances and financing requirements

                    o    the pace and degree of privatization

                    Based on these analyses, the Adviser estimates the overall earnings growth rate (in local currency and in U.S. dollars) of the corporate sector within each country. Market valuation levels are examined and compared with historical levels and the levels of other Emerging Market Countries that have gone through similar stages of economic development. These analyses and estimates form the basis for a calculation of the expected return for each market, which is a key element of country allocation. The next step in the investment decision process is industry analysis within sectors, which includes assessing the effects of such developments as privatization programs, infrastructure investments, consumer trends and government regulation on particular industry sectors. The Adviser attempts to identify the sectors that would benefit from structural changes. The Adviser also considers the possible impact of short-term cyclical factors, such as business and political cycles, on particular industries. These analyses produce industry weightings for each market.

In selecting Emerging Market Companies for investment, the Adviser can take into account a variety of factors, such as price/earnings ratio, earnings growth, quality of management, availability of new products and markets, current and historical stock prices, sales growth and country factors affecting particular companies.

Saker Nusseibeh and Michael P. Reilly are the Fund's portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "foreign investing risk," "liquidity risk," and "price volatility." Because the Fund invests in securities issued by foreign companies, it is subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

     o    a lack of political or economic stability

     o    foreign controls on investment and currency exchange rates

     o    withholding taxes

     o    a lack of adequate company information

Because the Fund invests in the securities of emerging market countries, these risks are more pronounced. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. The Fund also is subject to foreign currency risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because foreign securities may be less liquid than U.S. securities, the Fund may be more susceptible to liquidity risk than funds that invest in U.S. securities.

Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of U.S. companies.

The Fund may invest some assets in options, futures, foreign currency futures and forward contracts. These practices are used primarily to hedge the Fund's portfolio but may be used to increase returns; however, such practices sometimes may reduce returns or increase volatility.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.

TCW Galileo Emerging Markets Income Fund

Investment Objectives/Approach

The Fund seeks high total return from current income and capital appreciation. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in debt securities issued or guaranteed by companies, financial institutions and government entities in Emerging Market Countries. The debt securities in which the Fund may invest may consist of securities that are unrated or rated BB or lower by S&P or Ba or lower by Moody's. Debt securities rated below investment grade are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." The Fund will generally invest in at least four Emerging Market Countries.

Concepts to understand
----------------------

Emerging Market Country is a country that has a developing economy or market and is considered an emerging or developing country by the International Bank of Reconstruction and Development or any affiliate thereof (the "World Bank") as well as Hong Kong, Israel and Singapore.

Emerging Market Company (i) is organized under the laws of an Emerging Market Country or has a principal office in an Emerging Market Country; or (ii) derives 50% or more of its gross revenues or profits from goods produced or sold, investments made, or services performed in Emerging Market Countries or has at least 50% of its assets situated in Emerging Market Countries; or (iii) its equity securities are traded principally on a stock exchange or over-the-counter in an Emerging Market Country.

                    In allocating investments among the various Emerging Market Countries, the Adviser attempts to analyze internal political, market and economic factors. The factors include:

                    o    public finances

                    o    monetary policy

                    o    external accounts

                    o    financial markets

                    o    foreign investment regulations

                    o    stability of exchange rate policy and labor conditions

                    The Fund may invest up to 20% of its total assets in structured investments that may be either subordinated or unsubordinated, and in indexed debt securities.

                    Javier Baz and Nathan B. Sandler are the Fund's portfolio managers.

Main Risks

The primary risks affecting this Fund are "foreign investing risk," "liquidity risk," "credit risk," "interest rate risk," and "price volatility." Because the Fund invests in securities issued by foreign governments or companies, it is subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

     o    a lack of political or economic stability

     o    foreign controls on investment and currency exchange rates

     o    withholding taxes

     o    a lack of adequate company information

Because the Fund invests in the securities of emerging market countries, these risk factors are more pronounced. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. The Fund also is subject to foreign currency risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because lower quality securities and foreign securities may be less liquid than higher quality securities, the Fund may be more susceptible to liquidity risk than funds that invest in higher quality or U.S. securities. Credit risk refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. This Fund may be subject to greater credit risk, because it invests in securities that are below investment grade and have no minimum credit rating. Debt securities that are rated below investment grade are considered to be speculative. Those securities rated below investment grade are also commonly known as "junk" bonds. This is especially true during periods of economic uncertainty or during economic downturns. Interest rate risk refers to the possibility that the value of the Fund's portfolio investments may fall when interest rates rise. Changes in interest rates may have a significant effect on the Fund, because it may hold securities with long terms to maturity and may use hedging techniques. Price volatility refers to the possibility that the value of the Fund's portfolio will change as the value of its investments go up or down. The Fund may be subject to greater price volatility than funds that invest in the securities of U.S. issuers.

The Fund may invest some assets in options, swaps, futures, foreign currency futures and forward contracts. These practices are used primarily to hedge the Fund's portfolio but may be used to increase returns; however, such practices sometimes may reduce returns or increase volatility.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.

TCW Galileo European Equities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, it invests primarily in the securities of European issuers. The Fund invests (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in equity securities issued by European companies. These securities include common and preferred stocks, rights or warrants to purchase common stock and convertible debt or equity securities. The Fund generally invests in companies based in at least three European Countries.

The Fund seeks to invest in companies with prospective earnings growth higher than the market average.

Concepts to understand
----------------------

European Company (i) is organized under the laws of a European country or has a principal office in Europe; or (ii) derives 50% or more of its gross revenues or profits from goods produced or sold, investments made, or services performed in European countries or has at least 50% of its assets situated in Europe; or
(iii) its equity securities are traded principally on a stock exchange or over-the-counter in a European country.

                    In managing the Fund's investments, the Adviser seeks to emphasize companies which are moving towards the North American concept of shareholder value.

                    James M. Burns and Saker A. Nusseibeh are the Fund's portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "foreign investing risk," "liquidity risk," and "price volatility." Because the Fund invests in securities issued by foreign companies, it is subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

     o    a lack of political or economic stability

     o    foreign controls on investment and currency exchange rates

     o    withholding taxes

     o    a lack of adequate company information

Because the Fund invests in the securities of emerging market countries, these risk factors are more pronounced. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. The Fund is also subject to foreign currency risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because foreign securities may be less liquid than U.S. securities, the Fund may be more susceptible to liquidity risk than funds that invest in U.S. securities. Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of U.S. companies.

The Fund may invest some assets in options, futures, foreign currency futures and forward contracts. These practices are used primarily to hedge the Fund's portfolio but may be used to increase returns; however, such practices sometimes may reduce returns or increase volatility.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

TCW Galileo International Equities Fund

Investment Objectives/Approach

This Fund seeks long-term capital appreciation. To pursue its goal, it invests primarily in equity markets outside the U.S. both in developed and emerging countries through investment in shares of the Galileo Funds.

In managing the Fund's assets, the Fund allocates its assets, within predetermined percentage ranges, among certain of the underlying Galileo Funds which, except for the TCW Galileo Money Market Fund, invest predominantly in foreign securities. The Fund will invest (except when maintaining a temporary defensive position) in the following underlying Galileo Funds up to the percentage limits set forth below:

                                   Fund Investment Limit (Percent of the
 Underlying Galileo Funds            International Equities Fund's Total Assets)
 Asia Pacific Equities Fund                           50%
 Emerging Markets Equities Fund                       35%
 European Equities Fund                               80%
 Japanese Equities Fund                               75%
 Latin America Equities Fund                          50%
 Money Market Fund                                    50%

The Fund may invest directly in Australian and New Zealand securities. The Board may alter these percentage limits when it deems appropriate.

Each underlying Galileo Fund has a specific investment objective, investment policies and risks. Investors should read the disclosure contained in the Prospectus regarding each underlying Galileo Fund's investment objective, policies, permissible investments and risks. The TCW Galileo Money Market Fund invests in high credit quality, short-term money market securities.

Saker A. Nusseibeh is the Fund's portfolio manager.

Main Risks

The Fund holds primarily shares of other funds.

The primary risks affecting the Fund are "foreign investing risk," "liquidity risk" "price volatility," and to a lesser extent, "credit risk." Because the Fund will invest most of its assets in underlying Galileo Funds, which invest in securities issued by foreign governments or companies, it is subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

     o    a lack of political or economic stability

     o    foreign controls on investment and currency exchange rates

     o    withholding taxes

     o    a lack of adequate company information

Because the Fund invests in underlying Galileo Funds, which invest in the securities of emerging market countries, these risks are more pronounced. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. The Fund also is subject to foreign currency risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of those Funds as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because foreign securities may be less liquid than U.S. securities, the Fund may be more susceptible to liquidity risk than funds that invest in U.S. securities. Price volatility refers to the possibility that the value of the Fund's portfolio will change as the value of its investments go up or down. The Fund may be subject to greater price volatility than funds that invest in the securities of U.S. companies.

Investing in the underlying Galileo Funds through the Fund involves certain additional expenses and taxes that would not be present in direct investments in the underlying Galileo Funds.

The Fund invests in underlying Galileo Funds, which seek to earn additional income by making loans of their portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may have tax consequences, such as increased realized gains, for investors.

TCW Galileo Japanese Equities Fund

Investment Objectives/approach

The Fund seeks long-term capital appreciation. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in equity securities issued by Japanese Companies. These securities include common and preferred stocks, rights or warrants to purchase common stock and convertible debt or equity securities.

Concepts to understand
----------------------

Japanese Companies (i) are organized under the laws of Japan or have a principal office in Japan; or (ii) derive 50% or more of their gross revenues or profits from goods produced or sold, investments made, or services performed in Japan or have at least 50% of their assets situated in Japan; or (iii) have their equity securities traded principally on a stock exchange or over-the-counter market in Japan.

                    The Fund may invest up to 25% of the value of its total assets in equity securities of Japanese Companies traded on the second sections of the main Japanese exchanges and in the over-the-counter market which generally are smaller companies. The Fund will invest in companies that the Adviser believes:

                    o    have potential for good medium term earnings growth

                    o    are undervalued within the Japanese equities market

                    The Adviser will seek companies that have at least some of the following characteristics:

                    o    strong balance sheets

                    o    strong management team

                    o    high quality assets

                    o    large market share

                    The Fund also may invest up to 35% of its total assets in debt securities of issuers located in Japan or issued or guaranteed by the Japanese government.

                    Stephen J. Harker and Peter A. Kirkman are the Fund's portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "foreign investing risk," "single country risk," "liquidity risk," "price volatility" and "credit risk." Because the Fund invests in securities issued by foreign governments or companies, it is subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

     o    a lack of political or economic stability

     o    foreign controls on investment and currency exchange rates

     o    withholding taxes

     o    a lack of adequate company information

In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. The Fund also is subject to foreign currency risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of those Funds as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because foreign securities may be less liquid than U.S. securities, the Fund may be more susceptible to liquidity risk than funds that invest in U.S. securities. In addition, because the Fund may invest in the securities of small-sized companies, these securities may be less liquid than the securities of large-sized companies. Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. The Fund may be subject to greater price volatility than funds that invest in the securities of large U.S. companies. The Fund is subject to "single country" risk. As a "single country" mutual fund, the Fund may exhibit certain speculative characteristics and thus should not constitute a complete investment program. The concentration of the Fund's assets in Japanese issuers will subject the Fund to the risks of adverse social, political or economic events which occur in Japan. Credit risk refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. The Fund may be subject to substantial credit risk because it may invest in securities that are below investment grade. Debt securities that are rated below investment grade are considered to be speculative. Those securities rated below investment grade are also commonly known as "junk" bonds.

The Fund may invest some assets in options, futures, foreign currency futures and forward contracts. It may also sell securities short. These practices are used primarily to hedge the Fund's portfolio but may be used to increase returns; however, such practices sometimes may reduce returns or increase volatility.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.

TCW Galileo Latin America Equities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in Latin American equity securities. The Fund generally invests its assets among at least three Latin American countries at all times. Typically, 95% of the Fund's investments will consist of equity securities of issuers in Brazil, Mexico, Argentina, Chile, Columbia, Peru and Venezuela.

Concepts to understand
----------------------

Latin American securities include (i) debt or equity securities of companies organized in a country in Latin America or for which the principal trading market (the exchange or over-the-counter market in which the largest portion of the shares of the company's securities are traded) is located in Latin America,
(ii) equity securities of companies that derive at least 50% of their gross revenues or profits from either goods produced or services performed in Latin America or sales made in Latin America, (iii) equity securities in the form of Depositary Instruments listed on securities exchanges or traded in other regulated markets in the United States issued by companies which meet the requirements set forth in clauses (i) and (ii), (iv) debt securities issued or guaranteed by the government of a country in Latin America, its agencies or instrumentalities, or the central bank of such country, and (v) debt securities denominated in a Latin American currency issued by companies to finance operations in Latin America.

                    Other Latin American countries in which the Fund may invest are: the Bahamas, Barbados, Belize, Bolivia, Costa Rica, Dominican Republic, Ecuador, El Salvador, French Guinea, Guatemala, Guyana, Haiti, Honduras, Jamaica, the Netherlands Antilles, Nicaragua, Panama, Paraguay, Suriname, Trinidad, Tobago, and Uruguay.

                    The Fund seeks superior returns by investing in countries, or sectors within countries, exhibiting strong earnings growth potential in U.S. dollar terms as well as reasonable value. Allocation of assets among Latin American countries is based on the risk adjusted attractiveness of each market.

                    The Adviser carries out both country  political and economic
                    analysis   in  order  to  identify   attractive   investment
                    opportunities. This analysis can involve:

                    o    internal research

                    o in-country visits with government officials, business leaders, and private sector consultants

                    o communicating with multilateral agencies such as the World Bank, IMF, and IADB

                    o in-country visits with the management of companies in which the Fund invests

The Adviser uses its research to identify countries with:

     o    declining interest rates

     o    a reduction in country risk

     o    strong economic growth

The Adviser seeks to invest in the equity securities of companies with:

     o    quality management

     o    strong earnings growth

     o    reasonable valuation measures relative to other market proxies

Shannon M. Callan and Michael P. Reilly are the Fund's portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "foreign investing risk," "liquidity risk," and "price volatility." Because the Fund invests a portion of its assets in securities issued by foreign governments or companies, it may be subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

     o    a lack of political or economic stability

     o    foreign controls on investment and currency exchange rates

     o    withholding taxes

     o    a lack of adequate company information

Because the Fund invests in the securities of emerging market countries, these risks are more pronounced. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. The Fund also is subject to foreign currency risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and some of the Funds hold various foreign currencies from time to time, the value of the net assets of those Funds as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because lower quality securities and foreign securities may be less liquid than higher quality or U.S. securities, the Fund may be more susceptible to liquidity risk than funds that invest in higher quality or U.S. investments. Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of large U.S. companies.

The Fund may invest some assets in options, futures, foreign currency futures and forward contracts. These practices are used primarily to hedge the Fund's portfolio but may be used to increase returns; however, such practices sometimes may reduce returns or increase volatility.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.

Risk Considerations

Please consider the following risks before investing in a Fund.

Various market risks can affect the price or liquidity of an issuer's securities. Adverse events occurring with respect to an issuer's performance or financial position can depress the value of the issuer's securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market's current attitudes about type of security, market reactions to political or economic events, and tax and regulatory effects (including the lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

General Investment Risk

Since shares of a Fund represent an investment in securities with fluctuating market prices, the value of Fund shares will vary as the value of each Fund's portfolio securities increases or decreases. Therefore, the value of an investment in a Fund could go down as well as up.

                    Prices of most securities tend to be more volatile in the short-term. Therefore, an investor who trades frequently or redeems in the short-term is more likely to incur loss than an investor who holds investments for the long term. The fewer the number of issuers in which a Fund invests, the greater the potential volatility of its portfolio.

                    The Adviser may temporarily invest up to 100% of a Fund's assets in high quality, short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If a Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates.

Foreign Investing
-----------------

                    Investing in foreign securities involves risks in addition to the risks associated with domestic securities. An additional risk is currency risk. While the price of a Fund's shares is quoted in U.S. dollars, a Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease.

                    As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the U.S. Foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of each Fund's portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issuers.

                    Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and some of the Funds hold various foreign currencies from time to time, the value of the net assets of those Funds as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Galileo International Funds are authorized to enter into certain foreign currency futures and forward contracts. However, they are not obligated to do so and, depending on the availability and cost of these devices, the Funds may be unable to use foreign currency futures and forward contracts to protect against currency uncertainty. Please see the Statement of Additional Information for further information.

With respect to the Emerging Markets Equities, Emerging Markets Income, and Latin America Equities Funds, the forward currency market for the purchase or sale of U.S. dollars in most Latin American countries is not highly developed, and, in certain countries, there may be no such market. If a devaluation of a currency is generally anticipated, the Funds may not be able to contract to sell the currency at an exchange rate more advantageous than that which would prevail after the anticipated amount of devaluation, particularly in regard to forward contracts for local currencies in view of the relatively small, inactive or even non-existent market for these contracts. In the event the Funds hold securities denominated in a currency that suffers a devaluation, the Funds' net asset values will suffer corresponding reductions. In this regard, in December 1994, the Mexican government determined to allow the Mexican peso to trade freely against the U.S. dollar rather than within a controlled band, which action resulted in a significant devaluation of the Mexican peso against the dollar. Further, in July 1997, the Thai and Philippine governments allowed the baht and peso, respectively, to trade freely against the U.S. dollar resulting in a sharp devaluation of both currencies, and in 1998 Russia did the same, causing a sharp devaluation of the ruble.

Investors should recognize that investing in securities of emerging market countries through investment in the Asia Pacific Equities, Emerging Markets Equities, Emerging Markets Income, European Equities, International Equities and Latin America Equities Funds involves certain risks, and considerations, including those set forth below, which are not typically associated with investing in the United States or other developed countries.

Risks Associated With
Emerging Market Countries
-------------------------

                    Investing in emerging market countries involves substantial risk due to limited information; higher brokerage costs; different accounting standards; thinner trading markets as compared to those in developed countries; currency blockages or transfer restrictions; and expropriation, nationalization or other adverse political or economic developments.

                    Political and economic structures in many emerging market countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.

                    The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of many emerging securities markets and limited trading volume in issuers compared to the volume of trading in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

                    In addition, emerging market countries' exchanges and broker-dealers are generally subject to less government and exchange regulation than their counterparts in developed countries. Brokerage commissions, dealer concessions, custodial expenses and other transaction costs may be higher in emerging markets than in developed countries. As a result, Funds investing in emerging market countries have operating expenses that are expected to be higher than other Funds investing in more established market regions.

Many of the emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States, Canada, Australia, New Zealand, Japan and Western European and certain Asian countries. Such instability may result from, among other things, (i) popular unrest associated with demands for improved political, economic and social conditions, and (ii) internal insurgencies. Such social, political and economic instability could disrupt the financial markets in which the Asia Pacific Equities, Emerging Markets Equities, Emerging Markets Income, International Equities and Latin America Equities Funds invest and adversely affect the value of a Fund's assets.

In certain emerging market countries governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. In addition, most emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation. Inflation and rapid fluctuation in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. In addition, many emerging market countries are grappling with severe recession and government instability.

Many  of  the  currencies  of  emerging   market   countries  have   experienced
devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which portfolio securities are denominated will have a detrimental impact on Funds investing in emerging market countries. Many emerging market countries are experiencing currency exchange problems. Countries have and may in the future impose foreign currency controls and repatriation control.

Fixed income securities are subject to various risks. The two primary (but not exclusive) risks affecting fixed income instruments are "credit risk" and "interest rate risk". These risks can affect a security's price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of fixed income security can also affect its price and, hence, the market value of a Fund.

Fixed Income Securities
-----------------------

Fixed income securities are subject to two primary types of risk: credit risk and interest rate risk.

                    "Credit risk" refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect credit risk. Credit risk of a security may change over its life and securities which are rated by rating agencies are often reviewed and may be subject to downgrades.

                    The Emerging Markets Income Fund may invest in debt instruments rated below investment grade. Debt securities that are rated below investment grade are considered to be speculative. Those securities rated below investment grade are also commonly known as "junk" bonds. Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater credit risk than higher rated securities of similar maturity. Such securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in lower quality securities involves greater investment risk, achievement of a Fund's investment objective will be more dependent on the Adviser's analysis than would be the case if the Fund were investing in higher quality bonds. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for the Adviser to value accurately certain portfolio securities.

"Interest rate risk" refers to the change in value of debt instruments associated with changes in interest rates. Interest rate changes may affect the value of a fixed income security directly (especially in the case of fixed rate securities) and indirectly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the value of fixed rate securities and falling interest rates will have a positive effect on value. The degree to which a security's price will change as a result of changes in interest rates is measured by its "duration." For example, the price of a bond with a 5 year duration would be expected under normal market conditions to decrease 5% for every 1% increase in interest rates. Generally, securities with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

Each of the Galileo International Funds are non-diversified for 1940 Act purposes and as such may invest a larger percentage of its assets in individual issuers than a diversified investment company. In this regard, the Fund is not subject to the general limitation that it not invest more than 5% of its total assets in the securities of any one issuer. To the extent the Fund makes Investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased. However, the Fund's investments will be limited so as to qualify for the special tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended.

Non-Diversified Status
----------------------

                    Because a relatively high percentage of a Fund's assets may be invested in the securities of a limited number of issuers, a Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

Year 2000
---------

                    A Fund's portfolio investments may be negatively affected by Year 2000 related developments that may occur later in the year 2000.

                    Like other mutual funds, the investment advisory and management services provided by the Adviser and the services provided to shareholders by the Transfer Agent depend on the smooth functioning of their computer systems. There has been concern that some computer software systems in use today may still not recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services into the first quarter of the Year 2000, or beyond. The Adviser and the Transfer Agent have actively worked on necessary changes to their own computer systems to prepare for the year 2000 issue. To date, it appears that most companies have made the Year 2000 date transition successfully. While the possibility has diminished since January 4, 2000, corporate and governmental data processing errors may still arise and result in production problems for individual companies. Earnings of individual issuers may be affected by remediation costs which may be substantial and may not be currently reflected in financial statements. Individual firms may experience disruptions to their business due to the failure of their counterparts to address year 2000 problems, or could experience disruptions which could adversely affect corporate earnings generally and the value of their securites. Accordingly, a Fund's portfolio investments may be negatively affected by Year 2000 related developments that may occur later in the year 2000.

Certain of the Funds will invest in European countries that have agreed to enter into the European Monetary Union (EMU). EMU is an effort by certain European countries to, among other things, reduce barriers between countries and eliminate fluctuations in their currencies. Among other things, EMU establishes a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Upon introduction of the euro, certain securities (beginning with government and corporate bonds) have been redonominated in the euro and, thereafter trade and make dividend and other payments only in euros.

European Economic and Monetary Union

                    Many European countries have adopted or are in the process of adopting a single European currency, referred to as the euro. The consequences of the euro conversion are unclear and may adversely affect the value and/or increase the volatility of securities held by the Fund.

                    Like other investment companies and business organizations, including the companies in which the Funds invest, the Funds could be adversely affected: (i) if the euro, or EMU as a whole does not take effect; (ii) if a participating country withdraws from EMU; or (iii) if the computing, accounting and trading systems used by the Funds' service providers, or by other business entities with which the Funds or their service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following euro conversion.

Management of the Funds

Investment Adviser

The Funds' investment adviser is TCW Investment Management Company and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of December 31, 1999, the Adviser and its affiliated companies, which provide a variety of trust, investment management and investment advisory services had approximately $70 billion under management or committed to management.

Investment Sub-Adviser

TCW London International, Limited ("TCW London") (regulated by I.M.R.O.), Sub-Adviser to the Asia Pacific Equities, Emerging Markets Equities, European Equities, Japanese Equities and International Equities Funds, is headquartered at 16 Charles II Street, London, England SW1Y4QU.

Portfolio Managers

Listed below are the individuals who have been primarily responsible for the day-to-day portfolio management of the Funds, including a summary of each person's business experience during the past five years:

 Portfolio Manager(s)      Business Experience During Last Five Years*

 Javier Baz           Managing Director and Chief Investment Officer-
                      International,  the Adviser,  TCW Asset Management
                      Company and Trust  Company of the West since January 1994.
                      Previously   Managing  Director,   Merrill  Lynch  Capital
                      Markets-International  Emerging Markets  Corporate Finance
                      Group.

 James M. Burns       Managing Director and Executive Vice President, TCW London
                      International Limited (since August 1993) and Managing
                      Director, TCW Asset Management Company since October 1994.
                      Previously Managing Director Dillon, Read International
                      Asset Management Co. (London).

 Shannon M. Callan    Managing  Director, the Adviser, TCW Asset Management
                      Company and Trust Company of the West. Prior to rejoining the Adviser in 1994, portfolio manager for Moore
                      Capital, an Offshore hedge fund. Prior to 1993 portfolio manager/analyst for TCW Asset Management Company.

 Stephen J. Harker    Managing Director and Executive Vice President, TCW
                      London International, Limited (since January 1994) and
                      Managing Director, TCW Asset Management Company (since
                      October 1994). Previously Assistant Director and Fund
                      Manager for Prudential Portfolio Managers, Ltd. (England).

 Mijung Kang          Vice President TCW London International Ltd. since October
                      1999. Vice President TCW Asia Limited from February 1998 to October 1999. Previously, Fund Manager at Lloyd George
                      Management (Hong Kong) Limited.

 Peter A. Kirkman     Vice President TCW London International, Ltd. and TCW
                      Asset Management Company since March 1996. Previously
                      Senior Fund Manager Prudential Portfolio Managers, Ltd.
                      (England).

 Saker A. Nusseibeh   Managing Director and Executive Vice President, TCW London
                      International, Limited and Managing Director, TCW Asset
                      Management Company since July 1996. Previously Director of Mercury Asset Management (London).

 Michael P. Reilly    Managing Director, the Adviser, TCW Asset Management
                      Company and Trust Company of the West.

 Nathan B. Sandler    Managing Director, the Adviser, TCW Asset Management
                      Company and Trust Company of the West since September
                      1993. Previously a Principal of SCS Leveraged Global
                      Markets, a Fixed income investment Fund.

* Positions with the TCW Group, Inc. and its affiliates may have changed over time.

Advisory Agreement

The Funds and the Adviser have entered into an Investment Advisory and Management Agreement (the "Advisory Agreement"), under the terms of which the Funds have employed the Adviser to manage the investment of their assets, to place orders for the purchase and sale of their portfolio securities, and to be responsible for overall management of the Funds' business affairs, subject to control by the Board of Directors. The Adviser also pays certain costs of marketing the Funds, including sales personnel compensation, from legitimate profits from its investment advisory fees and other resources available to it. In addition, the Adviser may reimburse third party administrators for retirement plan shareholder servicing expenses. Under the Advisory Agreement, the Funds pay to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it the following fees:

      Fund                      Annual Management Fee (As Percent of Average Net Asset Value)


 Asia Pacific Equities                              1.00%
 Emerging Markets Equities                          1.00%
 Emerging Markets Income                            0.75%
 European Equities                                  0.75%
 Latin America Equities                             1.00%
 International Equities                             --
 Japanese Equities                                  0.75%

The Advisory Agreement for International Equities provides that the Fund does not pay a direct management fee. However, as a "Fund of Funds" investing its assets in a mix of other Galileo Funds, International Equities will bear its proportionate share of the management fee of any other Fund in which it invests.

The Adviser has retained, at its sole expense, TCW London to provide investment advisory services with respect to the Asia Pacific Equities Emerging Markets Equities, European Equities, International Equities and Japanese Equities Funds. Under the Sub-Advisory Agreement the Sub-Adviser assists the Adviser in performing its advisory functions in respect of the Funds.

The Advisory and Sub-Advisory Agreements provide that the Adviser and Sub-Adviser, respectively, shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser in the performance of their duties or from reckless disregard by them of their duties under each respective agreement.

Multiple Class Structure

Each Fund currently offers two classes of shares, Institutional Class shares and Class N shares. Shares of each class of a Fund represents an equal pro rata interest in that Fund and generally gives you the same voting, dividend, liquidation, and other rights. The Institutional Class shares are offered at the current net asset value. The Class N shares are also offered at the current net asset value, but will be subject to fees imposed under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, each Fund compensates the Funds' distributor at a rate equal to 0.25% of the average daily net assets of that Fund attributable to its Class N shares for distribution and related services. Because these fees are paid out of the Fund's Class N assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

YOUR INVESTMENT

Account Policies and Services

Buying shares

You pay no sales charges to invest in a Fund. Your price for Fund shares is the Fund's net asset value per share (NAV) which is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Orders received by a Fund's Transfer agent from dealers, brokers or other service providers after the NAV for the day is determined will receive that same day's NAV if the orders were received by the dealers, brokers or service providers from their customers prior to 4:00 p.m. and were transmitted to and received by the transfer agent generally prior to 8:00 a.m. Eastern time on the next day. A Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board.

Minimums

                                        Initial   Additional

  All Funds except Money Market Fund    $ 250,000   $ 25,000
  Money Market Fund                     $ 100,000    $ 1,000

TCW Galileo Funds, Inc. may waive the minimum and subsequent investments. All investments must be in U.S. dollars. Third-party checks, except those payable to an existing shareholder, will normally not be accepted. If your check or wire does not clear, you will be responsible for any loss a Fund incurs.

Selling shares

You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund's transfer agent. Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days.

Written sell order

Some circumstances require written sell orders, along with signature guarantees. These include:

     o    amounts of $100,000 or more

     o amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

     o requests to send the proceeds to a payee or address different than what is on our records

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers but not from a notary public. Please call (800) 248-4486 to ensure that your signature guarantee will be processed correctly.

Exchange privilege

You can exchange from one Class I Galileo Fund into another. You must meet the investment minimum of the Fund you are exchanging into. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).

Third party transactions

You may buy and redeem Fund shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of Fund shares are arranged and settlement is made at an investors election through a registered broker-dealer other than the Fund's distributor, that broker-dealer may, at its discretion, charge a fee for that service.

Account statements

Every Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

General policies

For any Fund,  if your account falls below  $250,000  ($100,000 for Money Market
Fund) as a result of redemptions and or exchanges for six months or more, the Fund may close your account and send you the proceeds upon 60 days' written notice.

Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.

Large Redemption Amounts
------------------------

Each Fund also reserves the right to make a "redemption in kind"--payment in portfolio securities rather than cash--if the amount you are redeeming in any 90-day period is large enough to affect Fund operations (for example, if it equals more than $250,000 or represents more than 1% of the Fund's assets).

                    Each Fund restricts excessive trading (usually defined as more than four exchanges out of the Fund within a calendar year). You are limited to one exchange of shares in the same Fund during any 15-day period except for the International Equities Fund, 401(k) and other group retirement accounts, investors who purchase shares through certain broker-dealers and asset allocation accounts managed by the Adviser or an affiliate. Each Fund reserves the right to:

                    o refuse any purchase or exchange request that could adversely affect a Fund or its operations, including those from any individual or group who, in the Fund's view, are likely to engage in excessive trading

                    o    change  or  discontinue  its  exchange  privilege,   or
                         temporarily   suspend  this  privilege  during  unusual
                         market conditions

                    o delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

        TO OPEN AN ACCOUNT      TO ADD TO AN ACCOUNT
 In Writing

 Complete the New Account Form.
 Mail your New Account Form
 and a check made payable to
 TCW Galileo________ Fund to:
     Via Regular Mail
 TCW Galileo Funds, Inc.        (Same, except that you should include a note
                                 specifying the Fund name, your account number,
 DST Systems, Inc.               and the name(s) your account is registered in.)
 P.O. Box 419951
 Kansas City, MO  64141-6951

    Via Express, Registered or Certified Mail
 TCW Galileo Funds, Inc.
 DST Systems, Inc.
 330 W. 9th Street
 Poindexter Building, 1st Floor
 Kansas City, MO 64105-2005

 By Telephone

 Please contact the Investor Relations Department at (800) FUND TCW (386-3829) for a New Account Form.

 Wire: Have your bank send your investment to:   (Same)

 United Missouri Bank of Kansas City, N.A.
 ABA No. 101000695
 DST Systems, Inc./AC 9870371553
 FBO TCW Galileo_________ Fund

 (Name on the Fund Account)
 (Fund Account Number)

 Via Exchange

 Call the Transfer Agent at (800) 248-4486 or the Investor Relations Department at (800) FUND TCW (386-3829).

 The new account will have the same registration as the account from which you are exchanging.

If you need help completing the New Account Form, please call the Transfer Agent at (800) 248-4486, the Investor Relations Department at TCW Galileo Funds at
(800) FUND TCW  (386-3829)  or your  investment  representative  at TCW  Galileo
Funds.

TO SELL OR EXCHANGE SHARES

By Mail

Write a letter of instruction that includes:

     o    your name(s) and signature(s) as on the account form
     o    your account number
     o    the Fund name
     o    the dollar amount you want to sell or exchange
     o    how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies--Selling Shares").

 Mail your letter of instruction to:

    Via Regular Mail
 TCW Galileo Funds, Inc.
 DST Systems, Inc.
 P.O. Box 419951
 Kansas City, MO 64141-6951

         Via Express, Registered or Certified Mail
 TCW Galileo Funds, Inc.
 DST Systems, Inc.
 330 W. 9th Street
 Poindexter Building, 1st Floor
 Kansas City, MO 64105-2005

 By Telephone

 Be sure the Fund has your bank account information on file. Call the Transfer Agent at (800) 248-4486 to request your transaction. Proceeds will be wired to your bank.

Telephone redemption requests must be for a minimum of $1,000.

System Withdrawal Plan: Call (800) 248-4486 to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $25,000 or more. Systematic Withdrawal plans are subject to a minimum annual withdrawal of $500.

                    To reach the Transfer Agent, DST Systems, Inc., call toll free in the U.S.

                    (800) 248-4486
                    Outside the U.S.
                    (816) 843-7166 (collect)

                    To reach your investment representative or the Investor Relations Department at TCW Galileo Funds, call toll free in the U.S.

                    (800) 386-3829

Distributions and Taxes

The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for each Fund. Dividends from the net investment income of the Emerging Markets Income Fund will be declared and paid monthly. Dividends from the net investment income of each other Fund will be declared and paid annually. The Funds will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

In any fiscal year in which the Funds qualify as regulated investment companies and distribute to shareholders all of their net investment income and net capital gains, the Funds are relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash--unless you are exempt from taxation or entitled to tax deferral. Capital gains distributions may be taxable at different rates depending on the length of time a Fund has held the assets sold. Early each year, you will be notified as to the amount and federal tax status of all distributions paid during the prior year. Distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account. If you redeem shares of a Fund or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. You must provide the Funds with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Funds to withhold 31% of your taxable distributions and redemptions. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the Fund. Please see the Statement of Additional Information and your tax adviser for further information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Asia Pacific Equities Fund

                                                            Year Ended October 31
                                              ---------------------------------------------------
                                                  1999      1998      1997     1996     1995
 Per-Share Data ($)
 Net asset value, beginning of year               $5.09     $7.37     $9.61    $8.67   $10.19
                                              ---------------------------------------------------
 Investment operations:
         Investment income (loss)--net            (0.02)     0.02     (0.01)    0.06     0.06
         Net realized and unrealized gain
(loss) on investments                                       (1.04)              0.93    (1.19)
 and foreign currency                              3.30               (2.10)
                                              ---------------------------------------------------
 Total from investment operations                  3.28     (1.02)    (2.11)    0.99    (1.13)
                                              ---------------------------------------------------
 Distributions:
         Dividends from net investment income       --         --     (0.08)   (0.05)   (0.01)
         Dividends in excess of net                 --         --     (0.05)      --    (0.22)
         investment income
         Dividends from net realized gains on       --      (1.26)     --         --    (0.16)
         innvestments                        ---------------------------------------------------
 Total Distributions                                --      (1.26)    (0.13)   (0.05)   (0.39)
                                             ---------------------------------------------------
 Net asset value, end of year                     $8.37     $5.09      $7.37   $9.61    $8.67

 Total return                                     64.44%    (14.80)%  (22.40)% 11.36%  (10.98)%


 Ratios/Supplemental Data:
 Net assets, end of period ($ x 1,000)          $22,070    $8,482    $21,327  $48,266   $46,709
 Ratio of expenses to average net assets         2.03%1     2.48%       1.49%    1.43%     1.47%(2)
 Ratio of net income (loss) to average net      (0.34)%     0.36%      (0.02)%   0.66%     0.74%
 assets
 Portfolio turnover rate                       119.72%    190.33%      81.92%   84.81%   102.01%

1 The Adviser had voluntarily agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the ordinary operating expenses of the Fund to the average of the total expense ratios as reported by Lipper Analytical Services, Inc. for the Fund's investment objective which is subject to change on a monthly basis, through December 31, 1999. Had such action not been taken, total annualized operating expenses, as a percentage of net assets, would have been 2.05% of average net assets for the year ended October 31, 1999.

2 The Adviser had voluntarily agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the ordinary operating expenses of the Fund to 1.40% of average net assets through December 31, 1994. Had such action not been taken, total operating expenses, as a percentage of net assets, would have been 1.51% for the year ended October 31, 1995.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Emerging Markets Equities Fund

                                                                   Year Ended October 31
                                              ----------------------------------------------------

                                                    1999     1998       1997      1996      1995
 Per-Share Data ($)
 Net asset value, beginning of year                $5.57    $8.32      $8.18     $7.19     $9.73
                                              ----------------------------------------------------
 Investment operations:
         Investment income (loss)--net             (0.02)     0.09       0.03      0.07      0.04
         Net realized and unrealized gain
(loss) on investments                               2.32    (2.83)      0.22      0.94     (2.58)
 and foreign currency                         ----------------------------------------------------
 Total from investment operations                   2.30    (2.74)      0.25      1.01     (2.54)
                                              ----------------------------------------------------
 Distributions:
         Dividends from net investment income        --     (0.01)     (0.11)    (0.02)       --
                                              ----------------------------------------------------
 Total Distributions                                 --     (0.01)     (0.11)    (0.02)       --
 Net asset value, end of period                    $7.87    $5.57      $8.32     $8.18     $7.19

 Total return                                     41.29% (32.97)%      2.82%    14.14%  (26.11)%

 Ratios/Supplemental Data:
 Net assets, end of period ($ x 1,000)           $26,591  $18,763    $47,726   $57,639   $51,873
 Ratio of expenses to average net assets          2.02%1    1.70%      1.50%     1.41%     1.55%
 Ratio of net income to average net assets       (0.24)%    1.15%      0.36%     0.82%     0.54%
 Portfolio turnover rate                         152.93%  102.28%     79.80%    83.76%    74.24%

1 The Adviser had voluntarily agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the ordinary operating expenses of the Fund to the average of the total expense ratios as reported by Lipper Analytical Services, Inc. for the Fund's investment objective, which is subject to change on a monthly basis, through December 31, 1999. Had such action not been taken, total operating expenses, as a percentage of net assets, would have been 2.50% for the year ended October 31, 1999.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Emerging Markets Income Fund

                                                                  June 3, 1998
                                               Year Ended        (Commencement
                                            October 31, 1999     of Operations)
                                            ----------------        through
                                                                October 31, 1998
                                                                ----------------

 Per-Share Data ($)
 Net asset value, beginning of period           $6.58               $10.00
                                            ------------------------------------
 Investment operations:
   Investment income--net                        0.84                 0.37
   Net realized and unrealized gain (loss) on    1.25                (3.41)
investments and foreign currency
                                            ------------------------------------
 Total from investment operations                2.09                (3.04)
                                            ------------------------------------
 Distributions:
   Dividends from net investment income         (0.83)               (0.37)
   Dividends in excess of net investment income   --                 (0.01)
                                            ------------------------------------
 Total Distributions                           (0.83)               (0.38)
 Net asset value, end of period                $7.84                $6.58
 Total return                                  33.31%              (30.67)%1

  Ratios/Supplemental Data:
   Net assets, end of period ($x 1,000)       $81,113               $30,090

 Ratio of expenses to average net      1.01%    1.53%2
 assets
 Ratio of net income to average net   11.37%   11.90%2
 assets
 Portfolio turnover rate             113.00%   68.46%1

------------------------
1 For the period June 3, 1998 (commencement of operations) through October 31, 1998 and not indicative of a full year's operating results.
2    Annualized.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo European Equities Fund

                                                               November 3, 1997
                                                                 (Commencement
                                                                of Operations
                                               Year Ended          through
                                            October 31, 1999   October 31, 998
                                            ----------------   ----------------

 Per-Share Data ($)
 Net asset value, beginning of period           $11.70               $10.00
                                              ---------------------------------
 Investment operations:
   Investment income--net                         0.07                 0.06
   Net realized and unrealized gain (loss) on     1.65                 1.64
     investments and foreign currency         ---------------------------------
 Total from investment operations                 1.72                 1.70
                                              ---------------------------------
 Distributions:
 Distribution from net investment income         (0.03)                  --
 Distribution from net realized gains            (0.28)                  --
                                              ----------------------------------
 Total Distribution                              (0.31)                  --
                                              ----------------------------------
 Net asset value, end of period                 $13.11               $11.70

 Total return                                    15.16%               17.00%1

 Ratios/Supplemental Data:
 Net assets, end of period ($ x 1,000)     $    95,489          $    63,994
 Ratio of expenses to average net assets          1.01%                1.06%2
 Ratio of net income to average net assets        0.58%                0.52%2
 Portfolio turnover rate                         95.21%               72.05%1
-----------------------
1 For the period November 3, 1997 (commencement of operations) through October 31, 1998 and not indicative of a full year's operating results.
2    Annualized.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo International Equities Fund

                                                                    November 3, 1997
                                                                     (Commencement
                                                                    of Operations)
                                               Year Ended               through
                                             October 31, 1999      October 31, 1998
                                             ----------------      ----------------

 Per-Share Data ($)
 Net asset value, beginning of period           $10.75                   $10.00
                                              ----------------------------------
 Investment operations:
         Investment income--net                   0.21                     0.05
         Net realized and unrealized gain         2.73                     0.70
(loss) on investments
                                              ----------------------------------
 Total from investment operations                 2.94                     0.75
                                              ----------------------------------
 Less Distributions:
 Distributions from Net Investment Income        (0.02)                      --
                                              ----------------------------------
 Net asset value, end of period                 $13.67                   $10.75

 Total return (%)                                27.39%                    7.50%1


 Ratios/Supplemental Data

 Net assets, end of period ($ x 1,000)    $    112,336             $    74,853
 Ratio of expenses to average net assets          0.18%                   0.17%2
 Ratio of net income to average net assets        1.70%                   0.50%2
 Portfolio turnover rate                         27.78%                  21.12%1

1 For the period November 3, 1997 (commencement of operations) through October 31, 1998 and not indicative of a full year's operating results.
2    Annualized.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Japanese Equities Fund

                                                                            November 3, 1997
                                                                            (Commencement
                                                                            of Operations)
                                                         Year Ended             through
                                                      October 31, 1999     October 31, 1998
                                                      ----------------     ----------------
 Per-Share Data ($)
 Net asset value, beginning of period                       $8.43                $10.00
                                                      -----------------------------------------
 Investment operations:
         Investment income (loss)--net                     (0.02)                 (0.04)
         Net realized and unrealized gain (loss) on         6.87                  (1.46)
investments and foreign currency
                                                      -----------------------------------------
 Total from investment operations                           6.85                  (1.50)
                                                      -----------------------------------------
 Distributions:
         Dividends from net investment income               --                    (0.07)
 Total Distributions                                        --                    (0.07)
                                                      -----------------------------------------
 Net asset value, end of period                           $15.28                  $8.43


 Total return                                              81.26%                (14.88)%1


 Ratios/Supplemental Data:
 Net assets, end of period ($ x 1,000)                 $  76,975             $   28,648
 Ratio of expenses to average net assets                    1.04%                 1.20%2,3
 Ratio of net income to average net assets                 (0.17)%               (0.48)%2
 Portfolio turnover rate                                  149.76%               178.53%1

1 For the period November 3, 1997 (commencement of operations) through October 31, 1998 and not indicative of a full year's operating results.

2    Annualized.

3 The Adviser had voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit ordinary operating expenses of the Fund to 1.20% of net assets through December 31, 1998. Had such action not been taken, total annualized operating expenses for the period November 3, 1997 (commencement of operations) through October 31, 1998 would have been 1.51% of average net assets.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Latin America Equities Fund

                                                                         Year Ended October 31
                                                        --------------------------------------------
                                                        1999      1998     1997     1996      1995
 Per-Share Data ($)
 Net asset value, beginning of year                     $8.57   $12.51   $10.01    $7.92    $14.99
 Investment operations:
   Investment income--net                                0.09     0.13     0.11     0.11      0.06
   Net realized and unrealized gain (loss) on
   investments and foreign                               0.71    (3.80)    2.50     2.03     (5.92)
   Currency
                                                        --------------------------------------------
 Total from investment operations                        0.80    (3.67)    2.61     2.14     (5.86)
 Distributions:
         Dividends from net investment income             --     (0.27)   (0.11)   (0.05)       --
         Dividends in excess of net realized gains        --        --       --       --     (1.21)
                                                        --------------------------------------------
 Total Distributions                                      --     (0.27)   (0.11)   (0.05)    (1.21)
                                                        --------------------------------------------
 Net asset value, end of year                           $9.37    $8.57   $12.51   $10.01     $7.92

 Total return                                           9.34%   (29.95)%  26.24%   27.08%   (40.95)%

 Ratios/Supplemental Data:
 Net assets, end of period ($ x 1,000)                $7,939   $11,796  $55,336  $68,323   $38,942
 Ratio of expenses to average net assets                2.20%1    1.64%    1.46%    1.44%     1.58%
 Ratio of net income to average net assets              1.05%     1.13%    0.87%    1.12%     0.59%
 Portfolio turnover rate                              162.12%    32.33%   21.17%   44.32%    75.62%

1 The Adviser had voluntarily agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the ordinary operating expenses of the Fund to the average of the total expense ratios as reported by Lipper Analytical Services, Inc. for the Fund's investment objective, which is subject to change on a monthly basis, through October 31, 1999. Had such action not been taken, the total operating expenses, as a percentage of average net assets, would have been 3.24% for the year ended October 31, 1999.

FOR MORE INFORMATION

For all shareholder account information such as transactions and account inquiries:

Call (800) 248-4486

For information regarding the TCW Galileo Funds, Inc.:

Call (800) FUND TCW (386-3829)

In writing:

TCW Galileo Funds, Inc.
c/o DST System, Inc.,
P.O. Box 419951
Kansas City, MO 64141-6951

On the Internet:

TCW GALILEO FUNDS, INC.
http://www.tcwgalileofunds.com

You may visit the SEC's website at http://www.sec.gov to view text-only versions of Fund documents filed with the SEC. You may also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-942-8090) or by sending your request and a duplicating fee to the Commission's Public Reference Section, 450 Fifth Street, N.W., Washington DC 20549-0102 or by electronic request at the following E-mail address: www.publicinfo@sec.gov.

                    TCW Galileo Funds, Inc.

                    SEC file number: 811-7170

                    More information on the Fund is available free upon request, including the following:

                    Annual/Semi-Annual Report

                    Describes the Fund's performance, lists portfolio holdings and contains a letter from the Fund's portfolio manager discussing recent market conditions, economic trends and Fund strategies.

                    Statement of Additional Information (SAI)

                    Provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference and is legally considered part of this prospectus.

TCW Galileo
Funds, Inc.

This prospectus tells you about the Institutional Class shares of five of the separate investment funds offered by TCW Galileo Funds, Inc., each of which has different investment objectives and policies. Please read this document carefully, and keep it for future reference. Sometimes we will refer to the funds in this prospectus as the Galileo Fixed Income Funds.

TCW Galileo Money Market Fund

TCW Galileo Core Fixed Income Fund

TCW Galileo High Yield Bond Fund

TCW Galileo Mortgage-Backed Securities Fund

TCW Galileo Total Return Mortgage-Backed Securities Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

March 1, 2000

LOGO

TABLE OF CONTENTS

                                       Page

General Fund Information
Investment Objectives and Principal
Strategies...........................      2

Principal Risks......................      3

Performance Summary..................      6

Fund Expenses and Expense
Example..............................      9

TCW Galileo Money Market Fund
Investment Objectives/Approach.......     10
Main Risks...........................     11

TCW Galileo Core Fixed Income
Fund

Investment Objectives/Approach.......     12
Main Risks...........................     13

TCW Galileo High Yield Bond
Fund

Investment Objectives/Approach.......     21
Main Risks...........................     22

TCW Galileo Mortgage-Backed
Securities Fund
Investment Objectives/Approach.......     15
Main Risks...........................     16

TCW Galileo Total Return
Mortgage-Backed Securities Fund

Investment Objectives/Approach.......     18
Main Risks...........................     19

Risk Considerations..................     24
Management of the Funds..............     34
Multiple Class Structure.............     35

Your Investment

Account Policies and Services........     36
To Open an Account/To Add to an
Account..............................     40
To Sell or Exchange Shares...........     41
Distributions and Taxes..............     42
Financial Highlights.................     43

 For More Information................     48

GENERAL FUND INFORMATION

Investment Objectives and Principal Strategies

All of the Galileo Fixed Income Funds are affected by changes in the economy, or in securities and other markets. Additionally, changes in interest rates will affect not only the current return on the Galileo Fixed Income Funds, but the value of the capital investment will most likely fluctuate up or down. There is also the possibility that investment decisions the Adviser makes will not accomplish what they were designed to achieve or that companies in which the Funds invest will have disappointing performance or not pay their debts.

TCW Galileo Funds, Inc.                 Investment Objectives                   Principal Investment Strategies

TCW Galileo Money Market Fund           Current income, preservation of         Invests in high credit quality,
                                        capital and liquidity                   short-term money market securities.

TCW Galileo Core Fixed Income Fund      Maximize current  income and  achieve   Invests in fixed income securities
                                        above  average total return consistent  rated A or higher by  Moody's or S&P.
                                        with prudent investment management
                                        over a full market cycle

TCW Galileo  High Yield Bond Fund       Maximize current  income and  achieve   Invests in high yield bonds, commonly known as
                                        above average  total return  consistent "junk" bonds.
                                        with reasonable risk over a full market
                                        cycle

TCW Galileo Mortgage-Backed Securities  Maximum current income                  Invests in mortgage-backed securities guaranteed by,
                                                                                or secured by collateral which is guaranteed by, the
                                                                                United States Government, its agencies,
                                                                                instrumentalities or its sponsored corporations, or
                                                                                private issued mortgage-backed securities rated Aa
                                                                                or higher by Moody's or AA or higher by S&P.

TCW Galileo Total Return Mortgage-      Maximize current income and achieve     Invests in mortgage-backed securities guaranteed by,
Backed Securities Fund                  above average total return consistent   or secured by collateral that is guaranteed by, the
                                        with prudent investment management      United States Government, its agencies,
                                        over a full market cycle                instrumentalities or its sponsored corporations,
                                                                                or private issued mortgage-backed securities rated
                                                                                Aa or higher by Moody's or AA or higher by S&P.

Under adverse market conditions, each Fund could invest some or all of its assets in money market securities. Although the Funds would do this only when seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

Principal Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you--and the more you can lose. Since shares of a Fund represent an investment in securities with fluctuating market prices, the value of fund shares will vary as the value of each Fund's portfolio securities increases or decreases in value. Therefore, the value of an investment in a Fund could go down as well as up. All investments are subject to:

o    MARKET RISK

     There is the possibility that the returns from the types of securities in which a Fund invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

o    SECURITIES SELECTION RISK

     There is the possibility that the specific securities held in a Fund's portfolio will underperform the other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the portfolio manager's choice of securities.

Because the Galileo Funds described in this prospectus are fixed income funds, each Fund may also be subject (in varying degrees) to the following additional risks:

o    CREDIT RISK

     There is the possibility that a Fund could lose money if an issuer is unable to meet its financial obligations such as the payment of principal and/or interest on an instrument, or goes bankrupt. The High Yield Bond Fund is subject to great credit risk because it invests in high yield bond funds, which are commonly referred to as "junk bonds." The Core Fixed Income Fund is subject to credit risk because it invests to some degree in below investment grade fixed income securities.

o    INTEREST RATE RISK

     There is the possibility that the value of the Fund's portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on the Core Fixed Income, High Yield Bond, Total Return Mortgage-Backed Securities, and Mortgage-Backed Securities Funds, because each Fund may hold securities with long terms to maturity.

In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on the fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by the Core Fixed Income, Total Return Mortgage-Backed Securities and Mortgage-Backed Securities Funds can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by these Funds can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

o    JUNK BONDS

     These bonds are speculative in nature. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. These bonds are considered "below investment grade." The High Yield Bond Fund primarily invests in below investment grade corporate securities. The Core Fixed Income Fund may invest in debt instruments rated below investment grade.

o    FOREIGN INVESTING RISK

     There is the likelihood that foreign investments may be riskier than U.S. investments because of a lack of political stability, foreign controls on investment and currency exchange rates, fluctuations in currency exchange rates, withholding taxes and lack of adequate company information. The Core Fixed Income and High Yield Bond Funds are subject to foreign investing risk because these Funds may invest a portion of their assets in foreign company securities. If they invest in "emerging markets," and they may, the risk is even more pronounced. In addition, because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the Core Fixed Income and High Yield Bond Funds may hold various foreign currencies, the value of the net assets of these Funds as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates.

Principal Risks

o    LIQUIDITY RISK

     There is the possibility that a Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Each Fund (except the Money Market
     Fund) is subject to liquidity risks because it invests in high yield bonds, mortgage-backed securities or foreign or emerging markets securities, which have all experienced periods of illiquidity.

Each Fund may be more susceptible to some of these risks than others, as noted in the description of each Fund. A more detailed explanation of these risks is presented under the "Risk Considerations" section at page 24.

Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The value of the other Galileo Fixed Income Funds will fluctuate in value.

Performance Summary

The two tables below show each Fund's annual returns and its long-term performance with respect to its Institutional Class shares. The first table shows you how the Fund's performance has varied from year to year. The second compares the Fund's performance over time to that of a broad-based securities market index. Both tables assume reinvestment of dividends and distributions. Except for the Money Market and Total Return Mortgage-Backed Securities Funds, the performance information includes performance of the predecessor limited partnership of each Fund, which were managed by an affiliate of TCW Investment Management Company, using the same investment strategy as the Funds. The performance of the partnerships were calculated using performance standards applicable to private investment partnerships, which take into account all elements of total return and reflect the deduction of all fees and expenses of operation. The predecessor limited partnerships were not registered under the Investment Company Act of 1940 ("1940") and, therefore, were not subject to certain investment restrictions imposed by the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended. If the limited partnerships had been registered under the 1940 Act their performance could have been adversely affected. As with all mutual funds, past performance is not a prediction of future results.

                          Year by year total return (%)
                          as of December 31 each year*

                          TCW Galileo Money Market Fund

   8.18%  6.36%   3.91%  2.97%   3.91%    5.75%   5.14%   5.33%   5.25%   4.91%

   1990   1991     1992  1993    1994     1995    1996    1997     1998    1999

* The Fund's total return for the period October 31, 1999 to December 31, 1999 is 0.88%

  TCW Galileo
  Core Fixed
  Income Fund

    7.82% 16.10%  6.60%  10.65%  -7.73%  18.08%   2.03%  8.90%  9.04%  -0.86%

    1990   1991   1992   1993     1994    1995    1996   1997   1998    1999

* The Fund's total return for the period October 31, 1999 to December 31, 1999 is -0.21%

  TCW Galileo
  High Yield
   Bond Fund

  -1.51%   30.97%  15.51%  15.48%  -0.34%   15.95%  11.96%  12.28%  2.27%  4.31%

   1990     1991    1992    1993     1994    1995    1996    1997   1998   1999

* The Fund's total return for the period October 31, 1999 to December 31, 1999 is 2.93%

  TCW Galileo
 Mortgage-
   Backed
 Securities
   Fund

   8.94%  11.13%  6.59%  4.57%  -0.44%   11.58%  7.31%  6.81%   4.09%   5.61

   1990    1991   1992   1993    1994     1995   1996   1997    1998    1999

* The Fund's total return for the period October 31, 1999 to December 31, 1999 is 0.65%

            TCW Galileo Total Return Mortgage-Backed Securities Fund

        3.50%    -6.20%   20.80%    5.10%    11.90%    7.23%   -0.46%

        1993      1994     1995     1996      1997     1998     1999

* The Fund's total return for the period October 31, 1999 to December 31, 1999 is -0.20%

Best and worst quarterly performance during this period

    Fund                                             Performance
  o Money Market Fund
      Quarter ending June 30, 1989                    2.38% (Best)
      Quarter ending December 31, 1993                0.72% (Worst)

  o  High Yield Bond Fund
      Quarter ending March 31, 1991                  11.94% (Best)
      Quarter ending September 30, 1990             - 5.32% (Worst)

  o Core Fixed Income Fund
      Quarter ending June 30, 1995                    5.93% (Best)
      Quarter ending March 31, 1994                  -4.54% (Worst)

  o Mortgage-Backed Securities Fund
      Quarter ending March 31, 1995                   3.37% (Best)
      Quarter ending June 30, 1994                   -1.18% (Worst)

  o Total Return Mortgage-Backed Securities Fund
      Quarter ending June 30, 1995                    6.81% (Best)
      Quarter ending June 30, 1994                   -4.78% (Worst)

                                                                        From
                                                                      Inception
    Average annual total return as of                                   or
  December 31                                 1 year     5 years      10 years
  o Money Market Fund                          4.91%       5.27%        5.16%*
    Salomon Brothers 3-Month T-Bill Index      4.73%       5.21%        5.06%*


  o Core Fixed Income Fund                    -0.87%       7.23%        6.81%
    Lehman Brothers Aggregate Bond

    Index                                     -0.83%       7.73%        7.70%
  o High Yield Bond Fund                       4.31%       9.23%       10.30%*
    Salomon Brothers High Yield Cash Pay

    Index                                      0.84%       9.50%       10.47%*
  o Mortgage-Backed Securities Fund            5.61%       7.05%        6.59%
    Salomon Brothers 1-Year Treasury

    Index                                      4.24%       5.99%        5.89%
  o Total Return Mortgage-Backed
    Securities Fund                           -0.46%       8.69%        6.10%
    Lehman Brothers Mortgage-Backed
    Securities Index                           1.85%       7.97%        6.14%






*    Represents the 10 year return.

Fund Expenses and Expense Example

As an investor, you pay certain fees and expenses in connection with the Funds, which are described in the table below. Annual Fund Operating Expenses are paid out of Fund assets, so their effect is included in the share price. The Institutional Class shares of the Funds have no sales charge (load) or Rule 12b-1 distribution fees.

FEE TABLE

                                                                                            Total Return
                                                          Core         High       Mortgage-      Mortgage-
                                              Money      Fixed        Yield        Backed          Backed
                                              Market     Income       Bond       Securities      Securities
                                              -----      ------       -----      ----------     ------------
Shareholder Transaction Fees

 1)   Redemption Fees.......................  None        None        None         None            None
 2)   Exchange Fees.........................  None        None        None         None            None
 3)   Contingent Deferred Sales Load........  None        None        None         None            None
 4)   Sales Load on Reinvested Dividends....  None        None        None         None            None
 5)   Sales Load on Purchases...............  None        None        None         None            None


Annual Fund Operating Expenses

   Management Fees..........................  0.25%       0.40%       0.75%        0.50%           0.50%
   Distribution (12b-1) Fees................  None        None        None         None            None
   Other Expenses...........................  0.13%       0.19%       0.15%        0.30%           0.19%
   Total Annual Fund Operating Expenses.....  0.38%       0.59%1      0.90%        0.80%2          0.69%

---------------------
 1 The Adviser voluntarily agreed to reduce its fee or to pay the operating expenses of the Fund to reduce Annual Fund Operating Expenses to 0.58% of Net Assets through October 31, 1999.
 2 The Adviser voluntarily agreed to reduce its fee or to pay the operating expenses of the Fund to reduce Annual Fund Operating Expenses to 0.75% of Net Assets through October 31, 1999.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be higher or lower, the Example is for comparison purposes only.

                                            1 Year  3 Years   5 Years   10 Years
 Money Market..............................  $ 39    $ 122     $ 213      $ 480
 Core Fixed Income.........................    60      189       329        738
 High Yield Bond...........................    92      287       499      1,108
 Mortgage-Backed Securities................    82      256       444        990
 Total Return Mortgage-Backed Securities...    70      221       384        859

TCW Galileo Money Market Fund

Investment Objectives/Approach

The Fund seeks current income, preservation of capital and liquidity. To pursue these goals, it invests in high credit quality, short-term money market securities. The Fund also seeks to maintain a constant net asset value of $1.00 per share. To pursue this goal, the Fund invests in money market instruments that have remaining maturities of 397 days or less (and an average portfolio maturity of 90 days or less on a dollar-weighted basis).

Concepts to Understand

Maturity is the date on which the principal amount of a note, draft, acceptance, bond, or other debt instrument becomes due and payable.

If the Fund's board believes that any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take steps to eliminate or reduce these consequences. These steps include:

     o    selling portfolio securities prior to maturity

     o    shortening the average maturity of the portfolio

     o    withholding or reducing dividends

     o    redeeming shares in kind

     o utilizing a net asset value per share determined by using available market quotations

Main Risks

This portfolio generally has the least investment risk of the Galileo Funds because it invests in securities that have high credit ratings.

The two primary risks affecting this Fund are "credit risk" and "interest rate risk." Credit risk refers to the likelihood that the Fund could lose money if a money market issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an investment, or goes bankrupt. This Fund invests primarily in securities that have limited susceptibility to this risk. Interest rate risk refers to the possibility that the value of the Fund's portfolio investment may fall since fixed income securities generally fall in value when interest rates rise. Short-term money market instruments generally are affected less by changes in interest rates than fixed income securities with longer terms to maturity.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high-grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

TCW Galileo Core Fixed Income Fund

Investment Objectives/Approach

The Fund seeks to provide maximum current income and achieve above average total return consistent with prudent investment management over a full market cycle. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in fixed income securities rated A or higher by Moody's or S&P. These securities include U.S.
Government   obligations,   bonds,   notes,   debentures,    mortgage-backed
securities, asset-backed securities, foreign securities (government and corporate) and other securities bearing fixed or variable interest rates of any maturity.

Concepts to understand
----------------------

Duration is often used to measure the potential volatility of a bond's price: bonds with longer durations are more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations. Bonds with fixed maturities have a readily determinable duration. Bonds with uncertain payment schedules, such as mortgage-backed securities, which can be prepaid, have durations which may vary or lengthen in certain interest rate environments, making their values even more volatile than they were when acquired.

                    In managing the Fund's investments, the Adviser uses a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets. These components include:

                    o    security selection within a given sector

                    o    relative performance of the various market sectors

                    o    the shape of the yield curve

                    o    fluctuations in the overall level of interest rates

                    The Adviser also utilizes active asset allocation in managing the Fund's investments and monitors the duration of the Fund's portfolio securities to mitigate the Fund's exposure to interest rate risk.

                    Mark L. Attanasio, Philip A. Barach and Jeffrey E. Gundlach are the Fund's portfolio managers.



Main Risks

The primary risks affecting this Fund are "credit risk," "interest rate risk" (including "extension risk" and "prepayment risk"), "foreign investing risk" and "liquidity risk."

Credit risk refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. This Fund invests primarily in high credit quality securities that have limited susceptibility to this risk. A portion of the Fund's assets, however, will be invested in low credit quality securities, which may make the Fund more susceptible to credit risk. Debt securities that are rated below investment grade are considered to be speculative. Those securities rated below investment grade are also commonly known as "junk" bonds. This is especially true during periods of economic uncertainty or during economic downturns. Interest rate risk refers to the possibility that the value of the Fund's portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on this Fund, because it may hold securities with long terms to maturity and mortgage-backed securities, including collateralized mortgage obligations and stripped mortgage securities. Its holding of mortgage-backed securities can reduce returns if the owners of the underlying mortgages pay off their mortgage sooner than anticipated when interest rates go down. Because this Fund invests in mortgage-backed securities, it may be subject to extension risk and prepayment risk, which are both a type of interest rate risk. Extension risk refers to the possibility that rising interest rates may cause owners of the underlying mortgages to pay off their mortgages at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. Long-term securities generally drop in value more dramatically in response to rising interest rates than short or intermediate-term securities. Prepayment risk refers to the possibility that falling interest rates may cause owners of the underlying mortgages to pay off their mortgages at a faster than expected rate. This tends to reduce returns since the funds prepaid will have to be reinvested at the then lower prevailing rates. Because the Fund may invest a portion of its assets in foreign company securities, it may be subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

     o    a lack of political or economic stability

     o    foreign controls on investment and changes in currency exchange rates

     o    withholding taxes

     o    a lack of adequate company information

The risks of foreign investing are even more pronounced if the Fund invests in emerging markets. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. Volatility is a way to measure the changes in the price of a single security or an entire portfolio. Large and frequent price changes indicate higher volatility, which generally indicates that there is a greater chance you could lose money over the short term. The Fund is also subject to foreign currency risk. Because foreign securities are generally denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because the Fund invests in below investment grade fixed income securities and foreign securities, it is more susceptible to liquidity risks than funds that invest in higher quality investments or do not invest in foreign securities.

The Fund may invest some assets in options, futures and foreign currency futures and forward contracts. These practices are used primarily to hedge the Fund's portfolio but may also be used to increase returns; however, such practices sometimes may reduce returns or increase volatility. The Fund may also invest some assets in interest-only and principal-only securities, which are sometimes referred to as derivatives. These practices may reduce returns or increase volatility and be very sensitive to changes in interest rates.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high-grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.

TCW Galileo High Yield Bond Fund
Investment Objectives/Approach

The Fund seeks to maximize income and achieve above average total return consistent with reasonable risk over a full market cycle. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in high yield/below investment grade bonds, commonly known as "junk" bonds. It also invests in other high yield fixed income securities, including convertible and nonconvertible debt securities and convertible and non-convertible preferred stocks.

Concepts to understand
----------------------

Junk bonds are bonds that have a credit rating of BB or lower by rating agencies such as Moody's Investors Service, Inc. and Standard & Poor's Corporation. These bonds are often issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. In the event of a prepayment problem by the issuer of these bonds, they will only be paid if there is anything left after the payment of senior debt, such as bank loans and investment grade bonds.

Junk bonds are considered to be mostly speculative in nature. This gives the Fund more credit risk than Galileo's other fixed income funds, but also gives it the potential for higher returns.

                    In managing the Fund's investments, the Adviser places emphasis on securities at the lower-risk end of the high yield bond/below investment grade spectrum. These securities are issued by companies that the Adviser believes have stable to improving business prospects. The Adviser's investment approach also emphasizes consistent and high current income. It attempts to reduce the Fund's investment risk through diversification and by analysis of:

                    o    each issuer

                    o each issuer's ability to make timely payments of principal and interest

                    o    broad economic trends and corporate developments

                    Mark L. Attanasio, Mark D. Senkpiel, and Melissa V. Weiler are the Fund's portfolio managers.

Main Risks

The primary risks affecting this Fund are "credit risk," "interest rate risk," "liquidity risk" and, to a lesser extent, "foreign investing risk."

Credit risk refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. This Fund is subject to high credit risk, because it invests primarily in high yield/below investment grade bonds. Debt securities that are rated below investment grade are considered to be speculative. Those securities rated below investment grade are also commonly known as "junk" bonds. This is especially true during periods of economic uncertainty or during economic downturns. Interest rate risk refers to the possibility that the value of the Fund's portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on this Fund, because it may hold securities with long terms to maturity. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because high yield bonds may be less liquid than higher quality securities, the Fund may be more susceptible to liquidity risk than funds that invest in higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell. Because the Fund may invest a portion of its assets in foreign company securities, it may be subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

     o    a lack of political or economic stability

     o    foreign controls on investment and currency exchange rates

     o    withholding taxes

     o    a lack of adequate company information

The risks of foreign investing are even more pronounced if the Fund invests in emerging markets. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. Volatility is a way to measure the changes in the price of a single security or an entire portfolio. Large and frequent price changes indicate higher volatility, which generally indicate that there is a greater chance you could lose money over the short term. The Fund is also subject to foreign currency risk. Because foreign securities are generally denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high-grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.

Risk Considerations

Please consider the following risks before investing in a Fund.

Various market risks can affect the price or liquidity of an issuer's securities. Adverse events occurring with respect to an issuer's performance or financial position can depress the value of the issuer's securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer and the depth of the market for that security. Other market risks that can affect value include a market's current attitudes about type of security, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

                    Prices of most securities tend to be more volatile in the short-term. Therefore an investor who trades frequently or redeems in the short-term is more likely to incur loss than an investor who holds investments for the longer term. The fewer the number of issuers in which a Fund invests, the greater the potential volatility of its portfolio. A security that is leveraged, whether explicitly or implicitly, will also tend to be more volatile in that both gains and losses are intensified by the magnifying effects of leverage. Certain instruments (such as inverse floaters and interest-only securities) behave similarly to leveraged instruments.

                    The Adviser may temporarily invest up to 100% of the Fund's assets in high quality, short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If the Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

TCW Galileo Mortgage-Backed Securities Fund

Investment Objectives/Approach

The Fund seeks to maximize current income. To pursue this goal, the Fund invests primarily in short-term mortgage-backed securities guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or its sponsored corporations (collectively, the "Federal Agencies"), and in privately issued mortgage-backed securities rated Aa or higher by Moody's or AA or higher by S&P.

Concepts to understand
----------------------

Duration is often used to measure the potential volatility of a bond's price: bonds with longer durations are more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations. Bonds with fixed maturities have a readily determinable duration. Bonds with uncertain payment schedules, such as mortgage-backed securities which can be prepaid, have durations which may vary or lengthen in certain interest rate environments, making their value even more volatile than they were when acquired.

Weighted average duration is the average duration of the securities in the portfolio weighted by market value.

Weighted average reset frequency is the average time to the next coupon reset date of the floating rate securities in the portfolio weighted by market value.

                    The Fund will invest (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in mortgage-backed securities which are guaranteed by, or secured by collateral which is guaranteed by, Federal Agencies. In managing the Fund's investments, the Adviser seeks to construct a portfolio with a weighted average duration for fixed rate securities and a weighted average reset frequency for floating rate securities of no more than two years.

                    Philip A. Barach, Jeffrey E. Gundlach and Frederick H. Horton are the Fund's portfolio managers.

Main Risks

The primary risks affecting this Fund are "credit risk," "interest rate risk" (including "extension risk" and "prepayment risk"), and "liquidity risk."

Credit risk refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. The Fund may invest a portion of its assets in mortgage-backed securities which are not guaranteed by the U.S. Government, which may make the Fund subject to substantial credit risk. This is especially true during periods of economic uncertainty or during economic downturns. Interest rate risk refers to the possibility that the value of the Fund's portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on this Fund, because it may hold securities with long terms to maturity and mortgage-backed securities, including collateralized mortgage obligations, and stripped mortgage securities. Its holdings of mortgage-backed securities can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated when interest rates go down. Because this Fund invests in mortgage-backed securities, it may be subject to extension risk and prepayment risk, which are both a type of interest rate risk. Extension risk refers to the possibility that rising interest rates may cause owners of the underlying mortgages to pay off their mortgages at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. Long-term securities generally drop in value more dramatically in response to rising interest rates than short or intermediate-term securities. Prepayment risk refers to the possibility that falling interest rates may cause owners of the underlying mortgages to pay off their mortgages at a faster than expected rate. This tends to reduce returns since the funds prepaid will have to be reinvested at the then lower prevailing rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because mortgage-backed securities may be less liquid than other securities, the Fund may be more susceptible to liquidity risks than funds that invest in other securities.

The Fund may invest some assets in inverse floaters and interest-only and principal-only securities, which are sometimes referred to as derivatives. These practices may reduce returns or increase volatility and may be very sensitive to changes in interest rates.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high-grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.

TCW Galileo Total Return Mortgage-Backed Securities Fund

Investment Objectives/Approach

The Fund seeks to maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle. To pursue these goals, the Fund invests primarily in mortgage-backed securities of any maturity or type guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or its sponsored corporations (collectively, the "Federal Agencies"), and in privately issued mortgage-backed securities rated Aa or higher by Moody's or AA or higher by S&P.

Concepts to understand
----------------------

Duration is often used to measure the potential volatility of a bond's price: bonds with longer durations are more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations. Bonds with fixed maturities have a readily determinable duration. Bonds with uncertain payment schedules, such as mortgage-backed securities which can be prepaid, have durations which may vary or lengthen in certain interest rate environments, making their value even more volatile than they were when acquired.

Weighted average duration is the average duration of the securities in the portfolio weighted by market value.

Weighted average reset frequency is the average time to the next coupon reset date of the floating rate securities in the portfolio weighted by market value.

                    The Fund will invest (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in mortgage-backed securities which are guaranteed by, or secured by collateral which is guaranteed by Federal Agencies. In managing the Fund's investments, the Adviser seeks to construct a portfolio with a weighted average duration for fixed rate securities and a weighted average reset frequency for floating rate securities of no more than eight years.

                    Philip A. Barach, Jeffrey E. Gundlach and Frederick H. Horton are the Fund's portfolio managers.

Main Risks

The primary risks affecting this Fund are "credit risk," "interest rate risk" (including "extension risk" and "prepayment risk"), and "liquidity risk."

Credit risk refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. The Fund may invest a portion of its assets in mortgage-backed securities which are not guaranteed by the U.S. Government, which may make the Fund subject to substantial credit risk. This is especially true during periods of economic uncertainty or during economic downturns. Interest rate risk refers to the possibility that the value of the Fund's portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on this Fund, because it may hold securities with long terms to maturity and mortgage-backed securities, including collateralized mortgage obligations, and stripped mortgage securities. Because this Fund invests in mortgage-backed securities, it may be subject to extension risk and prepayment risk, which are both a type of interest rate risk. Extension risk is the possibility that rising interest rates may cause owners of the underlying mortgages to pay off their mortgages at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. Long-term securities generally drop in value more dramatically in response to rising interest rates than short or intermediate term securities.

Because mortgage-backed securities may be less liquid than other securities, the Fund may be more susceptible to liquidity risks than funds that invest in other securities.

The Fund may invest some assets in inverse floaters and interest-only and principal-only securities, which are sometimes referred to as derivatives. These practices may reduce returns or increase volatility and may be very sensitive to changes in interest rates.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high-grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.




General Investment Risk

Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of Fund shares will vary as the value of each Fund's portfolio securities increases or decreases. Therefore, the value of an investment in a Fund could go down as well as up. This is also true for funds that invest primarily in fixed income securities. High credit quality investments also react in value to interest rate changes.

Fixed income securities are subject to various risks. The two primary (but not exclusive) risks affecting fixed income instruments are "credit risk" and "interest rate risk." These risks can affect a security's price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of fixed income security can also affect its price and, hence, the market value of a Fund.

Fixed Income Securities
-----------------------

                    Fixed income securities are subject to two primary types of risk: credit risk and interest rate risk.

                    "Credit risk" refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over its life and securities which are rated by rating agencies are often reviewed and may be subject to downgrades.

                    The High Yield Bond portfolio consists primarily of below investment grade corporate securities that are commonly known as junk bonds. In addition, the Core Fixed Income Fund may invest in debt instruments rated below investment grade. Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater credit risk than higher rated securities of similar maturity. These securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in lower quality securities involves greater investment risk, achievement of a Fund's investment objective will be more dependent on the Adviser's analysis than would be the case if the Fund were investing in higher quality bonds. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for the Adviser to value accurately certain portfolio securities.

"Interest rate risk" refers to the change in value of debt instruments associated with changes in interest rates. Interest rate changes may affect the value of a fixed income security directly (especially in the case of fixed rate securities) and indirectly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the value of fixed rate securities and falling interest rates will have a positive effect on value. The degree to which a security's price will change as a result of changes in interest rates is measured by its "duration." For example, the price of a bond with a 5 year duration would be expected under normal market conditions to decrease 5% for every 1% increase in interest rates. Generally, securities with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of currency exchange or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates. These risks are more pronounced in emerging market countries.

Foreign Investing
-----------------

Investing in foreign securities involves risks in addition to the risks associated with domestic securities. An additional risk is currency risk. While the price of a Fund's shares is quoted in U.S. dollars, a Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollars, the U.S. dollar value of the foreign security will decrease.

                    As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the U.S., and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of each Fund's portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issuers.

                    Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and some of the Funds may hold various foreign currencies from time to time, the value of the net assets of those Funds as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Core Fixed Income Fund is authorized to enter into  certain  foreign  currency  futures  and forward contracts.  However,  a Fund is not  obligated to do so and, depending on the availability and cost of these devices, the Fund may be unable to use foreign currency futures and forward contracts to protect against currency uncertainty. Please see the Statement of Additional Information for further information.

With respect to the Core Fixed Income Fund, the forward currency market for the purchase or sale of U.S. dollars in some countries is not highly developed, and in certain countries, there may be no such market. If a devaluation of a currency is generally anticipated, the Fund may not be able to contract to sell the currency at an exchange rate more advantageous than that which would prevail after the anticipated amount of devaluation, particularly as regards forward contracts for local currencies in view of the relatively small, inactive or even non-existent market for these contracts. In the event the Funds hold securities denominated in a currency that suffers a devaluation, the Funds' net asset values will suffer corresponding reductions. In this regard, in December 1994, the Mexican government determined to allow the Mexican peso to trade freely against the U.S. dollar rather than within a controlled band, which resulted in a significant devaluation of the Mexican peso against the dollar. Further, in July 1997, the Thai and Philippine governments allowed the baht and peso, respectively, to trade freely against the U.S. dollar resulting in a sharp devaluation of both currencies, and in 1998 Russia did the same, causing a sharp devaluation of the ruble.

Credit and Market Risks of Mortgage-Backed Securities. The investments by Core Fixed Income in fixed rate and floating rate mortgage-backed securities will entail normal credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors will cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security's market value and yield will not change. Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities will generally tend to have minimal changes in price when interest rates rise or fall, but their current yield will be affected. The value of all mortgage-backed securities may also change because

Mortgage-Backed Securities
--------------------------

Mortgage-backed   securities  represent  participation  interests  in  pools  of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders.

                    of changes in the market's perception of the creditworthiness of the organization that issued or guarantees them. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Fluctuations in the market value of mortgage-backed securities after their acquisition usually do not affect cash income from these securities but are reflected in the Fund's net asset value. Factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which a mortgage carries, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization of a mortgage pool.

               Liquidity Risk of Mortgage-Backed Securities. The liquidity of mortgage-backed securities varies by type of security; at certain times a Fund may encounter difficulty in disposing of investments. Because mortgage-backed securities may be less liquid than other securities, a Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities, such as inverse floaters, and interest-only securities, suffered periods of illiquidity if disfavored by the market.

Prepayment, Extension and Redemption Risks of Mortgage-Backed Securities. Mortgage-backed securities reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. When that happens, the mortgage-backed security which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Fund's higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-backed securities. This is known as prepayment risk. Mortgage-backed securities are also subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem or "pay-off" the security, which could have an adverse effect on the Fund's ability to achieve its investment objective.

Collateralized Mortgage Obligations. There are certain risks associated specifically with collateralized mortgage obligations ("CMOs.") CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss.

Stripped Mortgage Securities. Part of the investment strategy of the Core Fixed Income, Total Return Mortgage-Backed Securities and Mortgage-Backed Securities Funds involves interest-only Stripped Mortgage Securities. These investments may be highly sensitive to changes in interest and tend to be less liquid than other CMOs. In addition, prepayments of the underlying mortgages likely would lower the Funds' returns from stripped securities they hold.

Inverse Floaters. Total Return Mortgage-Backed and Mortgage-Backed Securities Funds invest in inverse floaters, a class of CMOs with a coupon rate that resets in the opposite direction from the market rate of interest to which it is indexed such as London Interbank Offered Rate (LIBOR) or COFI. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate of an inverse floater while any drop in the index rate causes an increase in the coupon of an inverse floater. An inverse floater may behave like a security that is leveraged since its interest rate usually varies by a magnitude much greater than the magnitude of the change in the index rate of interest. The "leverage-like" characteristics inherent in inverse floaters are associated with greater volatility in their market prices.

Adjustable Rate Mortgages. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then-outstanding principal balance of the ARM.

Asset-Backed Securities. Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.

Year 2000
---------

A Fund's portfolio investments may be negatively affected by year 2000 related developments that may occur later in the year 2000.

Like other mutual funds, the investment advisory and management services provided by the Adviser and the services provided to shareholders by the Transfer Agent depend on the smooth functioning of their computer systems. There has been concern that some computer software systems in use today may still not recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services into the first quarter of the Year 2000, or beyond. The Adviser and the Transfer Agent have actively worked on necessary changes to their own computer systems to prepare for the year 2000 issue. To date, it appears that most companies have made the Year 2000 date transition successfully. While the possibility has diminished since January 4, 2000, corporate and governmental data processing errors may still arise and result in production problems for individual companies. Earnings of individual issuers may be affected by remediation costs which may be substantial and may not be currently reflected in financial statements. Individual firms may experience disruptions to their business due to the failure of their counterparts to address year 2000 problems, or could experience disruptions which could adversely affect corporate earnings generally and the value of their securites. Accordingly, the Fund's portfolio investments may be negatively affected by Year 2000 related developments that may occur later in the year 2000.

Certain of the Funds will invest in European countries that have agreed to enter into the European Monetary Union (EMU). EMU is an effort by certain European countries to, among other things, reduce barriers between countries and eliminate fluctuations in their currencies. Among other things, EMU establishes a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Upon introduction of the euro,

European Economic and Monetary Union
------------------------------------

Many European countries have adopted or are in the process of adopting a single European currency, referred to as the euro. The consequences of the euro conversion are unclear and may adversely affect the value and/or increase the volatility of securities held by a Fund.

                    certain securities (beginning with government and corporate bonds) have been redenominated in the euro and, thereafter trade and make dividend and other payments only in euros.

                    Like other investment companies and business organizations, including the companies in which the Funds invest, the Funds could be adversely affected: (i) if the euro, or EMU as a whole does not take effect as planned; (ii) if a participating country withdraws from EMU; or (iii) if the computing, accounting and trading systems used by the Funds' service providers, or by other business entities with which the Funds or their service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following euro conversion.

Management of the Funds

Investment Adviser

The Funds' investment adviser is TCW Investment Management Company and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of December 31, 1999, the Adviser and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had approximately $70 billion under management or committed to management.

Portfolio Managers

Listed below are the individuals who have been primarily responsible for the day-to-day portfolio management of the Funds, including a summary of each person's business experience during the past five years:

Portfolio Manager(s)    Business Experience During Last Five Years*
Mark L. Attanasio       Group Managing Director and Chief Investment Officer-
                        Below Investment Grade Fixed Income, the Adviser, TCW
                        Asset  Management  Company and Trust Company of the
                        West since April 1995. From April 1991 to March 1995 he was Co-Chief Executive Officer and Chief Portfolio
                        Strategist of Crescent Capital Corporation, Los Angeles.

Philip A. Barach        Group  Managing  Director and Chief  Investment
                        Officer-Investment  Grade Fixed Income, the Adviser, TCW
                        Asset Management Company and Trust Company of the West.

Jeffrey E. Gundlach     Group Managing Director and Chairman Multi-Strategy
                        Fixed Income Committee, the Adviser, TCW Asset
                        Management Company and Trust Company of the West.

Frederick H. Horton     Managing Director, the  Adviser, TCW Asset
                        Management Company and Trust Company of the West; Senior
                        Portfolio Manager for Dewey Square Investors from June
                        1992 through September 1993.

Mark D. Senkpiel        Managing Director, the Adviser, TCW Asset Management
                        Company and Trust Company of the West since January
                        1996. Previously, he was an Investment Director of Allstate Insurance Company.

Melissa V. Weiler       Managing  Director,  the  Adviser,  TCW Asset
                        Management Company and Trust Company of the West since April 1995. From February 1992 to March 1995 she was a Vice President and Portfolio Manager of Crescent
                        Capital Corporation, Los Angeles.

* Positions with the TCW Group, Inc. and its affiliates may have changed over time.

Advisory Agreement

The Funds and the Adviser have entered into an Investment Advisory and Management Agreement (the "Advisory Agreement"), under the terms of which the Funds have employed the Adviser to manage the investment of their assets, to place orders for the purchase and sale of their portfolio securities, and to be responsible for overall management of the Funds' business affairs, subject to control by the Board of Directors. The Adviser also pays certain costs of marketing the Funds, including sales personnel compensation, from legitimate profits from its investment advisory fees and other resources available to it. In addition, the Adviser may reimburse third party administrators for retirement plan shareholder servicing expenses. Under the Advisory Agreement, the Funds pay to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it the following fees:

                                Fund          Annual Management Fee (As Percent of Average Net Asset Value)

 Money Market                                                           0.25%
 Core Fixed Income                                                      0.40%*
 High Yield Bond                                                     0.75%
 Mortgage-Backed Securities                                             0.50%
 Total Return Mortgage-Backed Securities                                0.50%

* The Adviser has voluntarily waived a portion of its advisory fee reducing it to 0.35% through December 31, 2000.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its duties under the agreement.

Multiple Class Structure

Each Fund currently offers two classes of shares, Institutional Class shares and Class N shares. Shares of each class of a Fund represent an equal pro rata interest in that Fund and generally give you the same voting, dividend, liquidation, and other rights. The Institutional Class shares are offered at the current net asset value. The Class N shares are also offered at the current net asset value, but will be subject to fees imposed under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, each Fund compensates the Funds' distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N shares for distribution and related services. Because these fees are paid out of the Fund's Class N assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

YOUR INVESTMENT

Account Policies and Services

Buying shares

You pay no sales charges to invest in a Fund. Your price for Fund shares is the Fund's net asset value per share (NAV) which is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Orders received by a Fund's Transfer Agent from dealers, brokers or other service providers after the NAV for the day is determined will receive that same day's NAV if the orders were received by the dealers, brokers or service providers from their customers prior to 4:00 p.m. and were transmitted to and received by the Transfer Agent generally prior to 8:00 a.m. Eastern time on the next day. A Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund pursuant to procedures established by the Fund's Board.

        Minimums

                                        Initial         Additional

  All Funds except Money Market Fund    $ 250,000       $ 25,000
  Money Market Fund                     $ 100,000       $  1,000

TCW Galileo Funds, Inc. may waive the minimum and subsequent investments. All investments must be in U.S. dollars. Third-party checks, except those payable to an existing shareholder, will normally not be accepted. If your check or wire does not clear, you will be responsible for any loss a Fund incurs.

Selling shares

You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund's transfer agent. Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days.

Written sell order

Some circumstances require written sell orders, along with signature guarantees. These include:

     o    amounts of $100,000 or more

     o amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

     o requests to send the proceeds to a payee or address different than what is on our records

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers but not from a notary public. Please call us to ensure that your signature guarantee will be processed correctly.

Check writing privilege

You may request checks which may be drawn on your Money Market Fund account. These checks may be drawn in amounts of $1,000 or more, may be made payable to the order of any person and may be cashed or deposited.

You  can  set  up  this  service  with  your  New  Account  Form  or by  calling
800-248-4486.

Exchange privilege

You can exchange from one Class I Galileo Fund into another. You must meet the investment minimum for the Fund you are exchanging into. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).

Third party transactions

You may buy and redeem Fund shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of Fund shares are arranged and settlement is made at an investor's election through a registered broker-dealer, other than the Fund's distributor, that broker-dealer may, at its discretion, charge a fee for that service.

Account statements

Every Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

General policies

For any Fund except the Money Market Fund, if your account falls below $250,000 ($100,000 for Money Market Fund) as a result of redemptions and or exchanges for six months or more, the Fund may close your account and send you the proceeds upon 60 days' written notice. If your account with the Money Market Fund drops below $10,000 as a result of redemptions and or exchanges, the Fund may close your account and send you the proceeds upon 30 days' written notice.

Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.

Large Redemption Amounts

The Fund also reserves the right to make a "redemption in kind"--payment in portfolio securities rather than cash--if the amount you are redeeming in any 90-day period is large enough to affect Fund operations (for example, if it equals more than $250,000 or represents more than 1% of the Fund's assets).

                    Each Fund restricts excessive trading (usually defined as more than four exchanges out of the Fund within a calendar year). You are limited to one exchange of shares in the same Fund during any 15-day period except the TCW Galileo International Equities Fund, investors in 401(k) and other group retirement accounts, investors who purchase shares through certain broker-dealers and asset allocation accounts managed by the Adviser or an affiliate. Each Fund reserves the right to:

                    o refuse any purchase or exchange request that could adversely affect a Fund or its operations, including those from any individual or group who, in the Fund's view, are likely to engage in excessive trading

                    o    change  or  discontinue  its  exchange  privilege,   or
                         temporarily   suspend  this  privilege  during  unusual
                         market conditions

                    o delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

                 TO OPEN AN ACCOUNT                    TO ADD TO AN ACCOUNT
 In Writing

 Complete the New Account Form. Mail your New
 Account Form and a check made payable to TCW
 Galileo ___________ Fund to:

       Via Regular Mail
 TCW Galileo Funds, Inc.                        (Same, except that you should
 DST Systems, Inc.                              include a note specifying the
 P.O. Box 419951                                Fund name, your account number,
 Kansas City, MO 64141-6951                     and the name(s) your account
                                                is registered in.)

    Via Express, Registered or Certified Mail
 TCW Galileo Funds, Inc.
 DST Systems, Inc.
 330 W. 9th Street
 Poindexter Building, 1st Floor
 Kansas City, MO 64105-2005

 By Telephone

 Please contact the Investor Relations Department at (800) FUND TCW (386-3829) for a New Account Form.

 Wire: Have your bank send your investment to:    (Same)

 United Missouri Bank of Kansas City, N.A.
 ABA No. 101000695
 DST Systems, Inc./AC 9870371553 (for all
 Galileo Funds except the Money Market Fund)
 DST Systems, Inc./AC 9870371170 (for Money
 Market Fund only)
 FBO TCW Galileo              Fund
                 -------------
 (Name on the Fund Account)
 (Fund Account Number)

 Via Exchange

 Call the Transfer Agent at (800) 248-4486 or the Investor Relations Department at (800) FUND TCW (386-3829). The new account will have the same registration as the account from which you are exchanging.

If you need help completing the New Account Form, please call the Transfer Agent at (800) 248-4486, the Investor Relations Department at TCW Galileo Funds at
(800) FUND TCW  (386-3829)  or your  investment  representative  at TCW  Galileo
Funds.

                  TO SELL OR EXCHANGE SHARES
 By Mail

 Write a letter of instruction that includes:

     o    your name(s) and signature(s) as they appear on the account form
     o    your account number
     o    the Fund name
     o    the dollar amount you want to sell or exchange
     o    how and where to send the proceeds

 Obtain a signature guarantee or other documentation, if required (see "Account Policies and Services--Selling Shares").

 Mail your letter of instruction to:

                     Via Regular Mail
 TCW Galileo Funds, Inc.
 DST Systems, Inc.
 P.O. Box 419951
 Kansas City, MO 64141-6951

         Via Express, Registered or Certified Mail
 TCW Galileo Funds, Inc.
 DST Systems, Inc.
 330 W. 9th Street
 Poindexter Building, 1st Floor
 Kansas City, MO 64105-2005

 By Telephone

 Be sure the Fund has your bank account information on file. Call the Transfer Agent at (800) 248-4486 to request your transaction. Proceeds will be wired to your bank.

 Telephone redemption requests must be for a minimum of $1,000.

 Systematic Withdrawal Plan: Call (800) 248-4486 to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

 Be sure to  maintain an account  balance of  $25,000
 ($10,000--the Money Market Fund only) or  more.
 Systematic Withdrawal plans are subject to a minimum annual withdrawal of $500.

                    To reach the Transfer Agent at DST Systems, Inc., call toll free in the U.S.

                                 (800) 248-4486
                                Outside the U.S.
                            (816) 843-7166 (collect)

                    To reach your investment representative or the Investor Relations Department at TCW Galileo Funds, call toll free in the U.S.

                                 (800) 386-3829

Distributions and Taxes

The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for each Fund. Dividends from the net investment income of each Fund except the Money Market Fund will be declared and paid monthly. Dividends from net investment income for the Money Market Fund will be declared and paid each weekday exclusive of days the New York Stock Exchange or the Fund's custodian bank is closed. The Funds will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

In any fiscal year in which the Funds qualify as regulated investment companies and distribute to shareholders all of their net investment income and net capital gains, the Funds are relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash--unless you are exempt from taxation or entitled to tax deferral. Capital gains distributions may be taxable at different rates depending on the length of time a Fund has held the assets sold. Early each year, you will be notified as to the amount and federal tax status of all distributions paid during the prior year. Distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account. If you redeem shares of a Fund or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. You must provide the Funds with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Funds to withhold 31% of your taxable distributions and redemptions. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the Fund. Please see the Statement of Additional Information and your tax adviser for further information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Money Market Fund

                                                           Year Ended October 31
                                     ----------------------------------------------------

                                          1999      1998       1997       1996     1995
 Per-Share Data ($)
 Net asset value, beginning of year      $1.00     $1.00      $1.00      $1.00    $1.00
                                       ----------------------------------------------------
 Investment operations:
         Investment income--net         0.0434    0.0519     0.0516     0.0509   0.0549
                                       ----------------------------------------------------
 Distributions:
 Dividends from net investment         (0.0434)  (0.0519)   (0.0516)  (0.0509)  (0.0549)
 income

                                       ----------------------------------------------------
 Net asset value, end of year            $1.00    $1.00       $1.00     $1.00    $1.00

 Total return                             4.85%    5.31%       5.29%     5.21%    5.67%

 Ratios/Supplemental Data:
 Net assets, end of period ($ x 1,000)  $261,300  $242,451   $ 222,771  $233,671  $86,302

 Ratio of expenses to average net         0.38%    0.40%1      0.40%1    0.40%1   0.40%1
 assets

 Ratio of net income to average net        4.76%     5.19%       5.17%     5.04%    5.49%
 assets

1 The Adviser has voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 0.40% of net assets through December 31, 1998. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 0.41% for the fiscal year ended October 31, 1998, 0.40% for the fiscal year ended October 31, 1997, 0.44% for the fiscal year ended October 31, 1996, 0.46% for the fiscal year ended October 31, 1995, and 0.68% for the ten months ended October 31, 1994.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Core Fixed Income Fund

                                                                  Year Ended October 31
                                              -----------------------------------------------------
                                               1999       1998      1997       1996      1995
 Per-Share Data ($)
 Net asset value, beginning of year            $9.89     $9.62     $9.45      $9.61     $8.94
                                               ----------------------------------------------------
 Investment operations:
  Investment income--net                        0.57      0.55      0.58       0.55     0.58
  Net realized and unrealized gain             (0.50)     0.29      0.19      (0.16)    0.62
  (loss) on investments                        ----------------------------------------------------
 Total from investment operations               0.07      0.84      0.77       0.39     1.20
                                              -----------------------------------------------------
 Distributions:
         Dividends from net investment income  (0.54)    (0.57)    (0.60)    (0.55)    (0.53)
 Net asset value, end of year                  $9.42     $9.89     $9.62     $9.45     $9.61

 Total return (%)                               0.69%     9.02%     8.45%     4.26%    13.92%

 Ratios/Supplemental Data:
 Net assets, end of period ($ x 1,000)       $70,666  $162,996   $19,368   $25,006   $36,236
 Ratio of expenses to average net assets       0.58%1     0.62%     0.93%     0.76%    0.68%1
 Ratio of net income to average net assets     5.83%      5.60%    6.13%      5.85%    6.38%
 Portfolio turnover rate                      136.63%   272,77%   142.96%   238.73%  223.78%

1 The Adviser has voluntarily agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the operating expenses. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 0.59% and 0.72% for the years ended October 31, 1999 and 1995, respectively.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo High Yield Bond Fund

                                                                 Year Ended October 31
                                                ----------------------------------------------------

                                                1999     1998        1997       1996     1995
 Per-Share Data ($)
 Net asset value, beginning of year             $9.20    $10.11      $9.77      $9.74    $9.43
                                                -----------------------------------------------------
 Investment operations:
   Investment income--net                        0.80     0.88        0.91      0.89      0.92
   Net realized and unrealized gain             (0.37)   (0.74)       0.34      0.03      0.39
  (loss) on investments                         -----------------------------------------------------
 Total from investment operations                0.43     0.14        1.25      0.92      1.31
 Distributions:
   Dividends from net investment income         (0.78)   (0.89)      (0.91)    (0.89)    (1.00)
   Dividends in excess of net                     --     (0.01)         --        --       --
   investment income
   Dividends from net realized gains on           --     (0.15)         --        --       --
   investments                                  -----------------------------------------------------
 Total Distributions                            (0.78)   (1.05)      (0.91)    (0.89)    (1.00)
 Net asset value, end of year                   $8.85    $9.20      $10.11     $9.77     $9.74
 Total return                                    4.60%    1.18%      13.26%     9.92%    14.65%

 Ratios/Supplemental Data:
 Net assets, end of period ($ x 1,000)        $188,098  $165,702    $208,761  $183,815  $92,652
 Ratio of expenses to average net assets         0.90%    0.85%       0.83%    0.90%      0.87%1
 Ratio of net income to average net assets       8.60%    8.89%       9.10%    9.21%      9.60%
 Portfolio turnover rate                       128.15%   92.24%     109.45%    82.56%    36.32%

1 The Adviser has voluntarily agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the ordinary operating expenses of the Fund. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 0.88% for the year ended October 31, 1995.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Mortgage-Backed Securities Fund

                                                                Year Ended October 31
                                              --------------------------------------------------
                                              1999     1998       1997      1996     1995
 Per-Share Data ($)
 Net asset value, beginning of year          $9.60    $9.70      $9.67     $9.58    $9.41
                                              --------------------------------------------------
 Investment operations:
   Investment income--net                     0.59     0.35       0.58      0.51     0.67
   Net realized and unrealized gain          (0.09)    0.10       0.05      0.22     0.25
   (loss) on investments
                                              --------------------------------------------------
 Total from investment operations             0.50     0.45       0.63      0.73     0.92
                                              --------------------------------------------------
 Distributions:
   Dividends from net investment income      (0.51)   (0.11)     (0.38)    (0.46)   (0.71)
   Dividends in excess of net                 --       --        (0.22)    (0.18)   (0.04)
investment income
   Dividends from paid-in-capital             --      (0.44)       --       --        --
                                              --------------------------------------------------
 Total Distributions                         (0.51)   (0.55)     (0.60)    (0.64)   (0.75)
 Net asset value, end of year                $9.59    $9.60       $9.70    $9.67    $9.58
 Total return                                 5.36%    4.73%       6.71%    7.86%   10.16%

 Ratios/Supplemental Data:
 Net assets, end of period ($ x 1,000)      $53,496  $43,639     $53,307  $61,835  $81,366
 Ratio of expenses to average net assets      0.75%1   0.83%       0.77%    0.69%     0.61%1
 Ratio of net income to average net assets    6.10%    3.61%       6.00%    5.34%    7.13%
 Portfolio turnover rate                     53.48%   68.40%     109.91%   54.10%    37.83%

1 The Adviser has voluntarily agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the ordinary operating expenses of the Fund. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 0.80% and 0.63% for the years ended October 31, 1999 and 1995, respectively.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Total Return Mortgage-Backed Securities Fund

                                                                  Year Ended October 31
                                              -----------------------------------------------------
                                                1999      1998       1997       1996     1995
 Per-Share Data ($)
 Net asset value, beginning of year            $9.76     $9.91      $9.56      $9.56    $8.95
                                              -----------------------------------------------------
 Investment operations:
         Investment income--net                 0.62      0.84       0.75       0.68     0.72
         Net realized and unrealized gain      (0.60)    (0.07)      0.32       0.02     0.71
(loss) on investments                         -----------------------------------------------------
 Total from investment operations               0.02      0.77        1.07      0.70     1.43
                                              -----------------------------------------------------
 Distributions:
         Dividends from net investment income     (0.62)    (0.86)      (0.72)    (0.68)   (0.82)
         Dividends in excess of net               (0.20)    (0.01)         --     (0.02)      --
         investment income
         Dividends from net realized gains on        --     (0.05)         --        --       --
         investments

                                              -----------------------------------------------------
 Total Distributions                              (0.82)    (0.92)      (0.72)    (0.70)   (0.82)
 Net asset value, end of year                     $8.96     $9.76       $9.91     $9.56    $9.56
 Total return                                     0.20%     8.20%      11.66%     7.69%   16.84%

 Ratios/Supplemental Data:
 Net assets, end of period ($ x 1,000)          $90,275  $101,501     $81,442   $112,260  $80,159
 Ratio of expenses to average net assets          0.69%     0.70%       0.67%     0.68%     0.68%1
 Ratio of net income to average net assets        6.62%     8.52%       7.77%     7.15%    7.88%
 Portfolio turnover rate                         28.07%    27.95%      16.01%    39.28%   23.76%

1 The Adviser has voluntarily agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the ordinary operating expenses of the Fund. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 0.69% for the year ended October 31, 1995.

FOR MORE INFORMATION

For all shareholder account information such as transactions and account inquiries:

Call (800) 248-4486

For information regarding the TCW Galileo Funds, Inc.:

Call (800) FUND TCW (386-3829)

In writing:

TCW Galileo Funds, Inc.
c/o DST System, Inc.,
P.O. Box 419951
Kansas City, MO 64141-6951

On the Internet:

TCW GALILEO FUNDS, INC.
http://www.tcwgalileofunds.com

You may visit the SEC's website at http://www.sec.gov to view text-only versions of Fund documents filed with the SEC. You may also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-942-8090) or by sending your request and a duplicating fee to the Commission's Public Reference Section, 450 Fifth Street, N.W., Washington DC 20549-0102 or by electronic request at the following E-mail address: www.publicinfo@sec.gov.

TCW Galileo Funds, Inc.

                    SEC file number: 811-7170

                    More information on the Fund is available free upon request, including the following:

                    Annual/Semi-Annual Report

                    Describes the Fund's performance, lists portfolio holdings and contains a letter from the Fund's portfolio manager discussing recent market conditions, economic trends and Fund strategies.

                    Statement of Additional Information (SAI)

                    Provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference and is legally considered part of this prospectus.

TCW Galileo
Funds, Inc.

This prospectus tells you about the Institutional Class shares of nine of the separate investment funds offered by TCW Galileo Funds, Inc., each of which has different investment objectives and policies. Please read this document carefully, and keep it for future reference. Sometimes we will refer to the funds in this prospectus as the Galileo Equity Funds.

TCW Galileo Aggressive Growth Equities Fund

TCW Galileo Convertible Securities Fund

TCW Galileo Earnings Momentum Fund

TCW Galileo Large Cap Growth Fund

TCW Galileo Large Cap Value Fund

TCW Galileo Select Equities Fund

TCW Galileo Small Cap Growth Fund

TCW Galileo Small Cap Value Fund

TCW Galileo Value Opportunities Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

March 1, 2000

LOGO


Table of Contents


                                       Page
General Fund Information


Investment Objectives and Principal
Strategies...........................      2
Principal Risks......................      3
Performance Summary..................      5
Fund Expenses........................      9
Expense Example......................     10

 TCW Galileo Aggressive Growth
Equities
Fund

Investment Objectives/Approach.......     11
Main Risks...........................     12

 TCW Galileo Convertible Securities
 Fund

Investment Objectives/Approach.......     13
Main Risks...........................     14

 TCW Galileo Earnings Momentum Fund

Investment Objectives/Approach.......     16
Main Risks...........................     17

 TCW Galileo Large Cap Growth Fund

Investment Objectives/Approach.......     19
Main Risks...........................     20

 TCW Galileo Large Cap Value Fund

Investment Objectives/Approach.......     21
Main Risks...........................     22

 TCW Galileo Select Equities Fund

Investment Objectives/Approach.......     23
Main Risks...........................     24

 TCW Galileo Small Cap Growth Fund

Investment Objectives/Approach.......     26
Main Risks...........................     27

 TCW Galileo Small Cap Value Fund

Investment Objectives/Approach.......     28
Main Risks...........................     29

 TCW Galileo Value Opportunities Fund

Investment Objectives/Approach.......     30
Main Risks...........................     31

Risk Considerations..................     32
Management of the Funds..............     38
Multiple Class Structure.............     41

 Your Investment

Account Policies and Services........     42
To Open an Account/To Add to an
Account..............................     45
To Sell or Exchange Shares...........     46
Distributions and Taxes..............     47
Financial Highlights.................     48
 For More Information................     56


General Fund Information

Investment Objectives and Principal Strategies

All of the Galileo Equity Funds are affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Adviser makes will not accomplish what they were designed to achieve or that companies in which the Funds invest will have disappointing performance or not pay their debts.

 TCW Galileo Funds, Inc.              Investment Objectives         Principal Investment Strategies
 TCW Galileo Aggressive Growth        Long-term capital             Invests in equity securities issued by
 Equities Fund                        appreciation                  companies that appear to offer superior
                                                                    growth prospects.

 TCW Galileo Convertible Securities   High total return from        Invests in convertible securities.
   Fund                               current income and capital
                                      appreciation

 TCW Galileo Earnings Momentum Fund   Long-term capital             Invests in equity securities of companies
                                      appreciation                  experiencing or expected to experience
                                                                    accelerating earnings growth.

 TCW Galileo Large Cap Growth Fund    Long-term capital             Invests in equity securities of large
                                      appreciation                  capitalization U.S. companies with above
                                                                    average earnings prospects.

 TCW Galileo Large Cap Value Fund     Long-term capital             Invests in equity securities of large
                                      appreciation                  capitalization value companies.

 TCW Galileo Select Equities Fund     Long-term capital             Invests in common stock of large
                                      appreciation                  capitalization companies.

 TCW Galileo Small Cap Growth Fund    Long-term capital             Invests in equity securities issued by
                                      appreciation                  small capitalization growth companies.

 TCW Galileo Small Cap Value Fund     Long-term capital             Invests in equity securities issued by
                                      appreciation                  small capitalization value companies.

 TCW Galileo Value Opportunities      Long-term capital             Invests in equity securities of companies
   Fund                               appreciation                  with market capitalizations between $500 million
                                                                    and $5 billion.

Under adverse market conditions, each Fund could invest some or all of its assets in money market securities. Although the Funds would do this only in seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

Principal Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Since shares of a Fund represent an investment of securities with fluctuating market prices, the value of Fund shares will vary as each Fund's portfolio securities increase or decrease in value. Therefore, the value of an investment in a Fund could go down as well as up. All investments are subject to:

o    MARKET RISK

     There is the possibility that the returns from the types of securities in which a Fund invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

o    SECURITIES SELECTION RISK

     There is the possibility that the specific securities held in a Fund's portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the portfolio manager's choice of securities.

o    PRICE VOLATILITY

     There is the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility.

Each Fund may also be subject (in varying degrees) to the following risks:

o    LIQUIDITY RISK

     There is the possibility that a Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. The Earnings Momentum, Aggressive Growth Equities, Small Cap Growth, Small Cap Value, and Value Opportunities Funds are subject to liquidity risk because they invest primarily in securities of small or medium sized companies. The Convertible Securities Fund is subject to liquidity risk because it may invest in lower quality securities.

     o FOREIGN INVESTING RISK

     There is the likelihood that foreign investments may be riskier than U.S. investments because of a lack of political stability, foreign controls on investment and currency exchange rates, fluctuations in currency exchange rates, withholding taxes, and lack of adequate company information. Each Fund is subject to foreign investing risk because it may invest in foreign company securities. In addition, because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and each Fund may hold various foreign currencies, the value of the net assets of these Funds as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates.

o    JUNK BONDS

     These bonds are speculative in nature. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The Convertible Securities Fund's portfolio consists, at times, primarily of below investment grade corporate securities.

     Each Fund may be more susceptible to some of the risks discussed on the previous page than others, as noted in the description of each Fund. A more detailed explanation of these risks is presented under the ''Risk Considerations'' section at page 32.

Because each Fund is non-diversified for Investment Company Act of 1940 (''1940 Act'') purposes, it may invest more than 5% of its total assets in the securities of any one issuer. Consequently, its exposure to credit and market risks associated with that issuer is increased.

Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Summary

The two tables below show each Fund's annual returns and its long-term performance with respect to its Institutional Class shares. The first table shows you how the Fund's performance has varied from year to year. The second compares the Fund's performance over time to that of a broad-based securities index. Both tables assume reinvestment of dividends and distributions. The performance information includes performance of the predecessor limited partnership of each Fund which were managed by an affiliate of TCW Funds
Management, Inc., using the same investment strategy as the Funds'. The performance of the partnerships were calculated using performance standards applicable to private investment partnerships, which take into account all elements of total return and reflect the deduction of all fees and expenses of operation. The predecessor limited partnerships were not registered under the 1940 Act and, therefore, were not subject to certain investment restrictions imposed by the 1940 Act. If the limited partnerships had been registered under the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended their performance might have been adversely affected. As with all mutual funds, past performance is not a prediction of future results.

                          Year by year total return (%)
                          as of December 31 each year*

                   TCW Galileo Aggressive Growth Equities Fund

                   60.66%   12.38%   12.65%   63.30%   127.59%

                     1995    1996     1997     1998       1999


* The Fund's
  total return
  for the period
  October 31,
  1999 to
  December 31,
  1999 is: 47.71%


                     TCW Galileo Convertible Securities Fund

     -6.09%  33.28%  14.57% 20.10% -6.71% 22.61%  15.02%  19.26%  12.52%  39.04%

       1990   1991    1992  1993    1994   1995    1996    1997     1998   1999

* The
 Fund's
 total
 return for
 the period
 October 31,
 1999 to
 December 31,
 1999 is: 19.17%

  TCW
Galileo
Earnings
Momentum
 Fund



             23.95%   -5.70%   26.43%   10.56%   9.94%   7.45%   66.03%

             1993      1994     1995     1996    1997    1998     1999

*  The
   Fund's
   total
   return for
   the period
   October 31,
   1999 to
   December 31,
   1999 is:
   40.88%

    TCW
  Galileo
 Large Cap
Growth Fund

                      8.70%           59.15%          56.45%

                      1997             1998            1999

*  The
 Fund's
 total
 return for
 the period
 October 31,
 1999 to
 December 31,
 1999 is:
 24.65%

                        TCW Galileo Large Cap Value Fund

    18.99%   12.82%

     1998     1999

*  The
   Fund's
   total
   return for
   the period
   October 31,
   1999 to
   December 31,
   1999 is:
   4.32%

    TCW
  Galileo
  Select
 Equities
   Fund

  15.41%   10.85%   22.93%  -7.04%   26.45%  20.58%   22.70%  37.97%  42.95%

   1991     1992     1993     1994     1995    1996    1997    1998    1999

*  The
   Fund's
   total
   return for
   the period
   October 31,
   1999 To
   December 31,
   1999 is:
   16.83%

  TCW Galileo
   Small Cap
  Growth Fund

   -11.49%  81.09% 2.74%  13.06%  -4.38%  64.29%  17.63%  14.37% 20.26%  126.05%

     1990    1991  1992    1993    1994    1995    1996    1997   1998     1999

* The Fund's
  total return
  for the period
  October 31,
  1999 to
  December 31,
  1999 is: 56.45%

  TCW Galileo
     Value
 Opportunities
     Fund

                    8.50%        17.10%      0.30%      25.06%

                    1996          1997       1998        1999

*  The Fund's
   total return
   for the period
   October 31,
   1999 to
   December 31,
   1999 is: 11.80%

             Best and worst quarterly performance during this period

         Fund                                   Performance
  o Aggressive Growth Equities Fund
    Quarter ending December 31, 1999          65.37% (Best)
    Quarter ending September 30, 1998        -19.98% (Worst)
  o Convertible Securities Fund
    Quarter ending December 31, 1999          24.80% (Best)
    Quarter ending September 30, 1998        -10.34% (Worst)
  o Earnings Momentum Fund
    Quarter ending December 31, 1999          40.88% (Best)
    Quarter ending September 30, 1998        -24.71% (Worst)
  o Large Cap Growth Fund
    Quarter ending December 31, 1998          29.53% (Best)
    Quarter ending September 30, 1998         -3.81% (Worst)
  o Large Cap Value Fund
    Quarter ending December 31, 1998          20.90% (Best)
    Quarter ending September 30, 1999        -11.51% (Worst)
  o Select Equities Fund
    Quarter ending December 31, 1999          31.15% (Best)
    Quarter ending September 30, 1999         -6.96% (Worst)
  o Small Cap Growth Fund
    Quarter ending December 31, 1999          80.24% (Best)
    Quarter ending September 30, 1998        -22.32% (Worst)
  o Value Opportunities Fund
    Quarter ending December 31, 1998          28.55% (Best)
    Quarter ending September 30, 1998        -21.03% (Worst)

                                                                         From
    Average annual total return as of                                 Inception
  December 31, 1999                            1 year     5 years    or 10 years
  o Aggressive Growth Equities Fund            127.59%      49.86%        48.62%
    S&P 400 Mid-Cap                            14.71%       23.05%        21.36%
  o Convertible Securities Fund                39.04%       21.36%       15.52%*
    First Boston Convertible Securities Index  42.28%       20.08%       14.83%*
  o Earnings Momentum Fund                     66.03%       22.35%        19.09%
    Russell 2000 Index                         21.26%       16.69%        14.67%
  o Large Cap Growth Fund                      56.45%         N/A        48.16%
    S&P/BARRA Growth Index                     28.27%         N/A        31.56%
  o Large Cap Value Fund                       12.82%         N/A        15.69%
    S&P/BARRA Value Index                      12.73%         N/A        14.31%
  o Select Equities Fund                       42.94%       29.84%        21.93%
    S&P 500                                    21.04%       28.55%        20.30%
  o Small Cap Growth Fund                     126.05%       43.14%       26.74%*
    Russell 2000 Index                         21.26%       16.69%       13.40%*
  o Value Opportunities Fund                   25.06%         N/A        15.86%
    Wilshire Mid-Cap 750                       26.65%         N/A        18.84%

 * Represents the 10 year return

Fund Expenses and Expense Example

As an investor, you pay certain fees and expenses in connection with the Funds, which are described in the table below. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price. The Institutional Class shares of the Funds have no sales charge (load) or Rule 12b-1 distribution fees.

FEE TABLE


                                   Aggressive                           Large    Large             Small     Small
                                   Growth      Convertible   Earnings    Cap     Cap    Select      Cap      Cap     Value
                                   Equities     Securities   Momentum   Growth   Value  Equities   Growth    Value   Opportunities
Shareholder Transaction Fees

 1)   Redemption Fees.........       None        None          None      None    None    None      None      None     None
 2)   Exchange Fees...........       None        None          None      None    None    None      None      None     None
 3)   Contingent Deferred Sales
      Load.......................    None        None          None      None    None    None      None      None     None
 4)   Sales Load on Reinvested
      Dividends..................    None        None          None      None    None    None      None      None     None
 5)   Sales Load on Purchases.       None        None          None      None    None    None      None      None     None


Annual Fund Operating Expenses

   Management Fees............       1.00%      0.75%         1.00%      0.55%   0.55%    0.75%     1.00%      1.00%   0.80%
   Distribution (12b-1) Fees         None       None          None       None    None     None      None       None    None
   Other Expenses.............       0.14%      0.28%         0.46%      0.75%   0.30%    0.13%     0.11%      0.20%   0.38%
   Total Annual Fund Operating
      Expenses................       1.14%      1.03%         1.46%      1.30%   0.85%   0.88%      1.14%      1.20%1  1.18%

1    Estimated. Fund has no operating history.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be higher or lower, the Example is for comparison purposes only.

                                   1 Year   3 Years  5 Years   10 Years
 Aggressive Growth Equities.....     $116      $362      628    $ 1,386
 Convertible Securities.........      105       328      569      1,259
 Earnings Momentum..............      149       462      797      1,746
 Large Cap Growth...............      132       412      713      1,568
 Large Cap Value................       87       271      471      1,049
 Select Equities................       90       281      488      1,084
 Small Cap Growth...............      116       362      628      1,386
 Small Cap Value................      122       381      660      1,455
 Value Opportunities............      120       375      649      1,432

TCW Galileo Aggressive Growth Equities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, the Fund anticipates that at least 65% of the value of its total assets will be invested (except when maintaining a temporary defensive position) in equity securities in issuers which are characterized as "growth" companies according to criteria established by the Adviser. These securities include common and preferred stock and convertible securities. In managing the Fund's investments, the Adviser will focus on emerging companies that exhibit this characteristic.

Concepts to understand
----------------------

Emerging growth companies are companies that are likely to show rapid growth through reinventing an existing industry or pioneering a new industry.

                    The Adviser utilizes a "bottom-up" approach to identify securities for investment. First, the Adviser uses quantitative and qualitative criteria to screen companies. The Adviser then subjects companies that make it through this screening process to fundamental analysis, which generally looks for at least some of the following factors:

                    o a demonstrated record of consistent earnings growth or the potential to grow earnings

                    o    an ability to earn an attractive return on equity

                    o a price/earnings ratio which is less than the Adviser's internally estimated three-year earnings growth rate

                    o    a large and growing market share

                    o    a strong balance sheet

                    o significant ownership interest by management and a strong management team.

                    Christopher J. Ainley and Douglas S. Foreman are the Fund's portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "price volatility" and "liquidity risk." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of larger companies. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of medium-sized companies may be less liquid than the securities of large-sized companies, the Fund may be susceptible to liquidity risk more than funds that invest in the securities of large-sized companies. In addition, the Fund may be subject to liquidity risk because it may invest in debt instruments rated below investment grade.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.

TCW Galileo Convertible Securities Fund

Investment Objectives/Approach

The Fund seeks high total return from current income and capital appreciation. To pursue this goal, the Fund (except when maintaining a temporary defensive position) invests at least 65% of the value of its total assets in convertible securities.

In managing the Fund's investments, the Adviser considers the following factors when determining which securities to select:

Concepts to understand
----------------------

Convertible securities are corporate securities that are exchangeable for a set number of another form of security at a prestated price. They can be in the form of equity or debt.


                    o the Adviser's own evaluations of the creditworthiness of the issuers of the securities

                    o the interest or dividend income generated by the securities

                    o    the   potential   for  capital   appreciation   of  the
                         securities and the underlying common stocks

                    o the protection against price declines relative to the underlying common stocks

                    o    the  prices  of  the   securities   relative  to  other
                         comparable securities

                    o    whether the securities have protective conditions

                    o    the diversification of the Fund's investments

                    o    the ratings assigned to the securities

                    Kevin A. Hunter and Thomas D. Lyon are the Fund's portfolio managers.

Main Risks

The Fund holds primarily convertible securities, which may go up or down in value, in accordance with moves in the convertible securities' underlying stock, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility.

The primary risks affecting this Fund are "credit risk," "interest rate risk," "liquidity risk" and, to a lesser extent, "foreign investing risk."

Credit risk refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. This Fund may be subject to greater credit risk, because it invests in convertible debt securities that are below investment grade. These securities rated below investment grade are also commonly known as ''junk'' bonds. Debt securities that are rated below investment grade are considered to be speculative. This is especially true during periods of economic uncertainty or during economic downturns. Below investment grade securities are often issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. In the event of a prepayment problem by the issuer of these securities, they will only be paid if there is anything left after the payment of senior debt, such as bank loans and investment grade bonds. Interest rate risk refers to the possibility that the value of the Fund's portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because lower quality securities may be less liquid than higher quality securities, the Fund may be more susceptible to liquidity risk than funds that invest in higher quality securities. A security whose credit rating has been lowered may be particularly difficult to sell. Because the Fund may invest a portion of its assets in securities issued by foreign companies, it may be subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

     o    a lack of political or economic stability

     o    foreign controls on investment and changes in currency exchange rates

     o    withholding taxes

     o  a lack of adequate company information

The risks of foreign investing are even more pronounced if the Fund invests in emerging markets. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. Volatility is a way to measure the changes in the price of a single security or an entire portfolio. Large and frequent price changes indicate higher volatility, which generally indicates that there is a greater chance you could lose money over the short term. The Fund is also subject to foreign currency risk. Because foreign securities are generally denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.

TCW Galileo Earnings Momentum Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in equity securities of companies experiencing or expected to experience accelerating earnings growth. The Fund will invest primarily in common stocks, but may also invest in convertible securities, warrants, options and foreign securities.

Concepts to understand
----------------------

Earnings acceleration is the pattern of increasing rate of growth in a company or industry is typically triggered by a change that causes fundamentals to improve.

                    The Adviser uses a ''bottom-up'' approach to identify industries or companies that are experiencing or expected to experience an acceleration in earnings growth. It monitors the following changes in an attempt to identify these companies:

                    o changes in general economic, political or demographic trends

                    o    development of new products or technology

                    o    changes in consumer attitudes

                    o    changes in a company's competitive advantage

                    o    changes in the way a company is operated or valued

                    Richard C. Farra, Charles Larsen and Lisa Zeller are the Fund's portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "price volatility," "liquidity risk" and "foreign investing risk." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of large companies. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of small-sized companies may be less liquid than the securities of large-sized companies, the Fund may be more susceptible to liquidity risk than funds that invest in the securities of large-sized companies. Because the Fund may invest a portion of its assets in securities issued by foreign companies, it may be subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

     o    a lack of political or economic stability

     o    foreign controls on investment and currency exchange rates

     o    withholding taxes

     o    a lack of adequate company information

In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. Volatility is a way to measure the changes in the price of a single security or an entire portfolio. Large and frequent price changes include higher volatility, which generally indicates that there is a greater chance you could lose money over the short term. The Fund is also subject to foreign currency risk. Because foreign securities are generally denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

The Fund may invest some assets in options. This practice is used primarily to hedge the Fund's portfolio but it may be used to increase returns; however, this practice sometimes may reduce returns or increase volatility.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realize gains, for investors.

TCW Galileo Large Cap Growth Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in equity securities of large capitalization U.S. companies with above-average earnings prospects. It will invest (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in companies with a market capitalization of greater than $3 billion at the time of purchase.


Concepts to understand
----------------------

Large capitalization companies are established companies that are considered known quantities. Large capitalization companies often have the resources to weather economic shifts, although they can be slower to innovate than small companies.

Growth companies are companies exhibiting faster than average gains in earnings and which are expected to continue to show high levels of growth gain.

                    In managing the Fund's investments, the Adviser seeks to invest in companies that will have reported earnings that exceed analysts' expectations (i.e., potential for earnings surprises). The Adviser utilizes "bottom-up" fundamental research to identify these companies. The Adviser performs fundamental research by using techniques such as:

                    o    making company visits

                    o    attending industry conferences

                    o    maintaining communication with company management

                    The Adviser then uses the information that it has obtained from its fundamental research to analyze the company's long-term growth potential, future earnings and cash flow.

                    The Adviser uses quantitative and qualitative screening criteria to determine which companies to subject to its fundamental analysis.

                    Wendy S. Barker and Douglas S. Foreman are the Fund's portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risk affecting this Fund is ''price volatility.'' Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be less susceptible to price volatility risk because it invests in the securities of large companies. This is especially true during periods of economic uncertainty or during economic downturns.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.

TCW Galileo Large Cap Value Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in equity securities of large capitalization companies. The securities include common and preferred stock and convertible securities. The Fund will invest (except when maintaining a temporary defensive position) at least 65% of the value its total assets in publicly traded equity securities of companies with a market capitalization of greater than $3 billion at the time of purchase. The Fund will invest mostly in "value companies."


Concepts to understand
----------------------

Large capitalization companies are established companies that are considered known quantities. Large capitalization companies often have the resources to weather economic shifts, although they can be slower to innovate than small companies.

Value companies are companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios). Because a stock can remain undervalued for years, value investors often look for factors that could trigger a rise in price.

                    In managing the Fund's investments, the Adviser seeks to invest in attractively valued equity securities of companies where the return on invested capital is improving. The Adviser utilizes bottom-up fundamental research to identify these companies. The Adviser performs fundamental research by using techniques such as:

                    o    making company visits

                    o    financial screening to identify companies

                    o maintaining a disciplined approach to stock selection and portfolio construction

                    The Adviser will use both quantitative and qualitative screening criteria to supplement the scope of fundamental research.

                    Thomas K. McKissick is the Fund's portfolio manager.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risk affecting this Fund is "price volatility." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be less susceptible to price volatility than funds that invest in the securities of small companies. This is especially true during periods of economic uncertainty or during economic downturns.

The Fund may invest some assets in options. This practice is used primarily to hedge the Fund's portfolio but it may be used to increase returns; however, this practice sometimes may reduce returns or increase volatility.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased gains, for investors.

TCW Galileo Select Equities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. Performance should be measured over a full market cycle.

Concepts to understand
----------------------

Large capitalization companies are established companies that are considered known quantities. Large companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

                    To pursue this goal, the Fund invests primarily in the common stocks of larger companies. The investment philosophy underlying our strategy is a highly focused approach which seeks to achieve superior long-term returns by owning shares in companies that are believed to have strong and enduring business models and inherent advantages over their competitors. Except when maintaining a temporary defensive position, the Fund anticipates that at least 65% of the value of its total assets will be invested in equity securities of these companies. In implementing its investment policy, the Fund may purchase and sell convertible securities and foreign securities.

                    Glen E. Bickerstaff is the Fund's portfolio manager.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "price volatility" and "foreign investing risk." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. Although the Fund is subject to price volatility because of its stock investments, it is subject to less price volatility than funds that invest in the securities of smaller companies. Because the Fund may invest a portion of its assets in securities issued by foreign companies, it may be subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

     o    a lack of political or economic stability

     o    foreign controls on investment and currency exchange rates

     o    withholding taxes

     o    a lack of adequate company information

In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. Volatility is a way to measure the changes in the price of a single security or an entire portfolio. Large and frequent price changes indicate higher volatility, which generally indicates that there is a greater chance you could lose money over the short-term. The Fund is also subject to foreign currency risk. Because foreign securities are generally denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

The Fund may invest some assets in options, futures and foreign currency futures and forward contracts. These practices are used primarily to hedge the Fund's portfolio but may be used to increase returns; however, such practices sometimes may reduce returns or increase volatility.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.


TCW Galileo Small Cap Growth Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in equity securities issued by companies with market capitalizations, at the time of acquisition, within the capitalization range of the companies comprising the Standard & Poor's Small Cap 600 Index.


Concepts to understand
----------------------

Small-Sized Companies seek long term capital appreciation by focusing on small, fast-growing companies that offer cutting-edge products, services or technologies. Because these companies are often in their early stages of development, their stocks tend to fluctuate more than most other securities.

                    In managing the Fund's investments, the Adviser pursues a small cap growth investment philosophy. That philosophy consists of fundamental company-by-company analysis to screen potential investments and to continuously monitor securities in the Fund's portfolio.

                    Douglas S.  Foreman,  Christopher  J.  Ainley,  Nicholas  J.
                    Capuano  and  Charles   Larsen  are  the  Fund's   portfolio
                    managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "price volatility" and "liquidity risk." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the
securities  of  large  or  midcap  companies.   Liquidity  risk  refers  to  the
possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of small-size companies may be less liquid than the securities of large-size companies, the Fund may be more susceptible to liquidity risk than funds that invest in the securities of large-sized companies.

The Fund may invest some assets in options. This practice is used primarily to hedge the Fund's portfolio but may be used to increase returns; however, such practice sometimes may reduce returns or increase volatility.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.

TCW Galileo Small Cap Value Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in equity securities issued by value companies with market capitalizations, at the time of acquisition, within the range of the companies comprising the Standard & Poor's Small Cap 600 Index. These securities include common and preferred stocks, rights or warrants to purchase common or preferred stock and convertible securities.


Concepts to understand
----------------------

Undervalued Assets: When a company's securities are selling below probable liquidation values, net working capital or tangible book value.

Undervalued Growth Potential: When a company has a strong potential growth rate and a strong balance sheet but has securities selling at a market multiple (based on normalized earnings) and/or a price earnings multiple at a discount to its peer group of companies.

Turnaround Situation: When a company has a sound balance sheet but has securities that are selling at a significant market discount to the Adviser's estimate of the company's 24 month sustainable earnings.

Emerging Growth Company: When a company has the potential for a significant annual growth rate, a proprietary product and/or pre-eminent market position, with a price/earnings multiple of generally not more than half the expected growth rate.

                    In managing the Fund's investments, the Adviser looks to invest the Fund's assets in the equity securities of companies that are in one or more of the following situations:

                    o    have undervalued assets or undervalued growth potential

                    o    are in a turnaround situation

                    o    are emerging growth companies

                    The Adviser performs fundamental analysis on each company. This includes a review of available financial and other business information, company visits and management interviews.

                    Tyler Davis, Nicholas F. Galluccio and Susan I. Schottenfeld are the Fund's portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "price volatility" and "liquidity risk." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of large companies. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of small-size companies may be less liquid than the securities of large-size companies, the Fund may be susceptible to liquidity risk more than funds that invest in the securities of large-sized companies.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.

TCW Galileo Value Opportunities Fund

Investment Objectives/Approach

The Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in equity securities of companies with market capitalizations between $500 million and $5 billion. These equity securities include common and preferred stocks, rights or warrants to purchase common stock and convertible securities.

Concepts to understand
----------------------

Undervalued Assets: When a company's securities are selling below probable liquidation values, net working capital or tangible book value.

Undervalued Growth Potential: When a company has a strong potential growth rate and a strong balance sheet but has securities selling at less than a market multiple (based on normalized earnings) and/or a price earnings multiple at a discount to its peer group of companies.

Turnaround Situation: When a company has a sound balance sheet but has securities that are selling at a significant market discount to the Adviser's estimate of the company's 24 month sustainable earnings.

Emerging Growth company: When a company has the potential for a significant annual growth rate, a proprietary product and/or pre-eminent market position, with a price/earnings multiple of generally not more than half the expected growth rate.

Emerging Growth Company: When a company has the potential for a significant annual growth rate, a proprietary product and/or pre-eminent market position, with a price/earnings multiple of generally not more than half the expected growth rate.

                    In managing the Fund's investments, the Adviser looks to invest the Fund's assets in the equity securities of companies that are in one or more of the following situations:

                    o    have undervalued assets

                    o    have undervalued growth potential

                    o    are in a turnaround situation

                    o    are emerging growth companies

                    The Adviser also utilizes fundamental analysis on each company. This includes a review of available financial information, company visits and management interviews.

                    Nicholas F. Galluccio and Susan I. Schottenfeld are the Fund's portfolio managers.

Main Risks

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "price volatility" and "liquidity risk." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of large companies. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of small-size companies may be less liquid than the securities of large-size companies, the Fund may be susceptible to liquidity risk more than funds that invest in the securities of large-sized companies.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.

Risk Considerations

Please consider the following risks before investing in a Fund.

Various market risks can affect the price or liquidity of an issuer's securities. Adverse events occurring with respect to an issuer's performance or financial position can depress the value of the issuer's securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market's current attitudes about types of securities, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

                    Prices of many securities tend to be more volatile in the short-term. Therefore an investor who trades frequently or redeems in the short-term is more likely to incur loss than an investor who holds investments for the longer term. The fewer the number of issuers in which a Fund invests, the greater the potential volatility of its portfolio.

                    The Adviser may temporarily invest up to 100% of a Fund's assets in high quality, short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If a Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.


General Investment Risk
-----------------------

Since shares of a Fund represent an investment in securities with fluctuating market prices, the value of Fund shares will vary as the value of each Fund's portfolio securities increases or decreases. Therefore, the value of an investment in a Fund could go down as well as up.


Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates.

Foreign Investing
-----------------

                    Investing in foreign securities involves risks in addition to the risks associated with domestic securities. An additional risk is currency risk. While the price of the Fund's shares is quoted in U.S. dollars, a Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the dollar, the U.S. dollar value of the foreign security will decrease. As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the U.S., and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of each Fund's portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issuers.

                    Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and some of the Funds hold various foreign currencies from time to time, the value of the net assets of those Funds as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, certain of the Funds are authorized to enter into certain foreign currency futures and forward contracts. However, a Fund is not obligated to do so and, depending on the availability and cost of these services, the Fund may be unable to use foreign currency futures and forward contracts to protect against currency uncertainty. Please see the Statement of Additional Information for further information.

The forward currency market for the purchase or sale of U.S. dollars in most countries is not highly developed, and in certain countries, there may be no such market. If a devaluation of a currency is generally anticipated, a Fund may not be able to contract to sell the currency at an exchange rate more advantageous than that which would prevail after the anticipated amount of devaluation, particularly in regards to forward contracts for local Latin
American currencies in view of the relatively small, inactive or even non-existent market for these contracts. In the event the Funds hold securities denominated in a currency that suffers a devaluation, the Funds' net asset values will suffer corresponding reductions. In this regard, in December 1994, the Mexican government determined to allow the Mexican peso to trade freely against the U.S. dollar rather than within a controlled band, which action resulted in a significant devaluation of the Mexican peso against the dollar. Further, in July 1997, the Thai and Philippine governments allowed the baht and peso, respectively, to trade freely against the U.S. dollar resulting in a sharp devaluation of both currencies, and in 1998 Russia did the same, causing a sharp devaluation of the ruble.

Fixed Income securities are subject to various risks. The two primary (but not exclusive) risks affecting fixed income instruments are "credit risk" and "interest rate risk." These risks can affect a security's price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of fixed income security can also affect its price and, hence, the market value of a Fund.

Fixed Income Securities
-----------------------

                    Fixed income securities are subject to two primary types of risk: credit risk and interest rate risk.

                    "Credit risk" refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over its life, and securities which are rated by rating agencies are often reviewed and may be subject to downgrade.

                    Each Galileo Equity Fund may invest in convertible securities rated below investment grade. Debt securities that are rated below investment grade are considered to be speculative. Those securities rated below investment grade are also commonly known as ''junk'' bonds. Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater credit risk than higher rated securities of similar maturity. Such securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in lower quality securities involves greater investment risk, achievement of a Fund's investment objective will be more dependent on the Adviser's analysis than would be the case if the Fund were investing in higher quality bonds. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for the Adviser to value accurately certain portfolio securities.

"Interest rate risk" refers to the risks associated with market changes in interest rates. Interest rate changes may affect the value of a fixed income security directly (especially in the case of fixed rate securities) and indirectly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the price of fixed rate securities and falling interest rates will have a positive effect on price. The degree to which a security's price will change as a result of changes in interest rates is measured by its "duration." For example, the price of a bond with a 5 year duration would be expected under normal market conditions to decrease 5% for every 1% increase in interest rates. Generally, securities with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

Each of the Galileo Equity Funds is non-diversified for 1940 Act purposes and as such may invest a larger percentage of its assets in individual issuers than a diversified investment company. In this regard, the Fund is not subject to the general limitation that it not invest more than 5% of its total assets in the securities of any one issuer. To the extent the Fund makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased. However, each Fund's investments will be limited so as to qualify for the special tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended.

Non-Diversified Status

Because a relatively high percentage of a Fund's assets may be invested in the securities of a limited number of issuers, a Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund.

Year 2000


A Fund's portfolio investments may be negatively affected by year 2000 related developments that may occur later in the year 2000.

Like other mutual funds, the investment advisory and management services provided by the Adviser and the services provided to shareholders by the Transfer Agent depend on the smooth functioning of their computer systems. There has been concern that some computer software systems in use today may still not recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services into the first quarter of the Year 2000, or beyond. The Adviser and the Transfer Agent have actively worked on necessary changes to their own computer systems to prepare for the year 2000 issue. To date, it appears that most companies have made the Year 2000 date transition successfully. While the possibility has diminished since January 4, 2000, corporate and governmental data processing errors may still arise and result in production problems for individual companies. Earnings of individual issuers may be affected by remediation costs which may be substantial and may not be currently reflected in financial statements. Individual firms may experience disruptions to their business due to the failure of their counterparts to address year 2000 problems, or could experience disruptions which could adversely affect corporate earnings generally and the value of their securites. Accordingly, the Fund's portfolio investments may be negatively affected by Year 2000 related developments that may occur later in the year 2000.

Certain of the Funds will invest in European countries that have agreed to enter into the European Monetary Union (EMU). EMU is an effort by certain European countries to, among other things, reduce barriers between countries and eliminate fluctuations in their currencies. Among other things, EMU establishes a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Upon introduction of the euro, certain securities (beginning with government and corporate bonds) have been redonominated in the euro and, thereafter trade and make dividend and other payments only in euros.

European Economic and Monetary Union

Many European countries have adopted or are in the process of adopting a single European currency referred to as the euro. The consequences of the euro conversion are unclear and may adversely affect the value and/or increase the volatility of securities held by a Fund.

                    Like other investment companies and business organizations, including the companies in which the Funds invest, the Funds could be adversely affected: (i) if the euro, or EMU as a whole does not take affect; (ii) if a participating country withdraws from EMU; or (iii) if the computing, accounting and trading systems used by the Funds' service providers, or by other business entities with which the Funds or their service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following euro conversion.

Management of the Funds

Investment Adviser

The Funds' investment adviser is TCW Investment Management Company (the "Adviser") and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of December 31, 1999, the Adviser and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had approximately $70 billion under management or committed to management.

Portfolio Managers

Listed below are the individuals who have been primarily responsible for the day-to-day portfolio management of the Funds, including a summary of each person's business experience during the past five years:

    Portfolio Manager(s)  Business Experience During Last Five Years*
 Christopher J. Ainley    Managing Director, the Adviser, TCW Asset Management Company and Trust Company of the
                          West. Prior to joining TCW in 1994 he was a portfolio manager with Putnam Investments.

 Wendy S. Barker          Senior Vice President, the Adviser, TCW Asset Management Company and Trust Company of
                          the West.

 Glen E. Bickerstaff      Managing Director, the Adviser, TCW Asset Management Company and Trust Company of the
                          West since May 1998. Previously, he was senior portfolio manager and Vice President of
                          Transamerica Investment Services.

 Nicholas J. Capuano      Senior Vice President, the Adviser, TCW Asset Management Company and Trust Company of
                          the West.

 Tyler D. Davis           Senior Vice President, the Adviser, TCW Asset Management Company and Trust Company of the
                          West since March 1998.  Previously, a Director of Cowen Asset Management Company (March
                          1996 to February 1998) and prior thereto a Partner with Beck Mack Oliver.

 Richard C. Farra         Senior Vice President, the Adviser, TCW Asset Management Company and Trust Company of
                          the West. Previously, he was managing director of the Domestic Equity Group of ARCO
                          Investment Management Company, a subsidiary of Atlantic Richfield Company (ARCO).

 Douglas S. Foreman       Group Managing Director and Chief Investment Officer-U.S. Equities, the Adviser, TCW
                          Asset Management Company and Trust Company of the West since May 1994. Previously, he was a portfolio manager with Putnam Investments.

 Nicholas F. Galluccio    Managing Director, the Adviser, TCW Asset Management Company and Trust Company of the
                          West.

 Kevin A. Hunter          Managing Director, the Adviser, TCW Asset Management Company and Trust Company of the
                          West.

 Charles Larsen           Managing Director, the Adviser, TCW Asset Management Company and Trust Company of the
                          West.

 Thomas D. Lyon           Managing Director, the Adviser, TCW Asset Management Company and Trust Company of the
                          West since November, 1997. Previously, he was Vice President-Portfolio Management
                          with Transamerica Investment Services.

 Thomas K. McKissick      Managing Director, the Adviser, TCW Asset Management Company and Trust Company of the
                          West.

 Susan I. Schottenfeld    Managing Director, the Adviser, TCW Asset Management Company and Trust Company of the
                          West.

 Lisa Zeller              Senior Vice President, the Adviser, TCW Asset Management Company and Trust Company of
                          the West.

* Positions with the TCW Group, Inc. and its affiliates may have changed over time.

Advisory Agreements

The Fund and the Adviser have entered into an Investment Advisory and Management Agreement (the ''Advisory Agreement''), under the terms of which the Funds have employed the Adviser to manage the investment of their assets, to place orders for the purchase and sale of their portfolio securities, and to be responsible for overall management of the Funds' business affairs, subject to control by the Board of Directors. The Adviser also pays certain costs of marketing the Funds, including sales personnel compensation, from legitimate profits from its investment advisory fees and other resources available to it. In addition, the Adviser may reimburse third party administrators for retirement plan shareholder servicing expenses. Under the Advisory Agreement, the Funds pay to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it the following fees:

      Fund                Annual Management Fee (As Percent of Average Net Asset
                              Value)
Aggressive Growth Equities                                 1.00%
Convertible Securities                                     0.75%
Earnings Momentum                                          1.00%
Large Cap Growth                                           0.55%
Large Cap Value                                            0.55%
Select Equities                                            0.75%
Small Cap Growth                                           1.00%
Small Cap Value                                            1.00%
Value Opportunities Fund                                   0.80%

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its duties under the agreement.

Multiple Class Structure

Each Fund currently offers two classes of shares, Institutional Class shares and Class N shares. Shares of each class of a Fund represent an equal pro rata interest in that Fund and generally give you the same voting, dividend, liquidation, and other rights. The Institutional Class shares are offered at the current net asset value. The Class N shares are also offered at the current net asset value, but will be subject to fees imposed under a distribution plan (''Distribution Plan'') adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, each Fund compensates the Funds' distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N shares for distribution and related services. Because these fees are paid out of the Fund's Class N assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your Investment

Account Policies and Services

Buying shares

You pay no sales charges to invest in a Fund. Your price for Fund shares is the Fund's net asset value per share (NAV) which is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Orders received by a Fund's transfer agent from dealers, brokers or other service providers after NAV for the day is determined will receive that same day's NAV if the orders were received by the dealers, brokers or service providers from their customers prior to 4:00 p.m. and were transmitted to and received by the transfer agent generally prior to 8:00 a.m. Eastern time on the next day. A Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund pursuant to procedures established by the Fund's Board.

Minimums

                                        Initial  Additional
  All Funds except Money Market Fund    $250,000     $25,000
  Money Market Fund                     $100,000     $ 1,000

The TCW Galileo Funds, Inc. may waive the minimum and subsequent investments. All investments must be in U.S. dollars. Third-party checks, except those payable to an existing shareholder, will normally not be accepted. If your check or wire does not clear, you will be responsible for any loss a Fund incurs.

Selling shares

You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund's Transfer Agent. Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly, and you will generally receive the proceeds within a week.

Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days.

Written sell order

Some circumstances require written sell orders, along with signature guarantees. These include:

     o    amounts of $100,000 or more

     o amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

     o requests to send the proceeds to a payee or address different than what is on our records

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers but not from a notary public. Please call (800) 248-4486 to ensure that your signature guarantee will be processed correctly.

Exchange privilege

You can exchange from one Class I Galileo Fund into another. You must meet the investment minimum for the Fund you are exchanging into. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).

Third party transactions

You may buy and redeem Fund shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of Fund shares are arranged and settlement is made at an investor's election through a registered broker-dealer, other than the Fund's distributor, that broker-dealer may, at its discretion, charge a fee for that service.

Account statements

Every Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

General policies

For any Fund,  if your account falls below  $250,000  ($100,000 for Money Market
Fund) as a result of redemptions and or exchanges for six months or more, the Fund may close your account and send you the proceeds upon 60 days' written notice.

Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.

Large Redemption Amounts

Each Fund also reserves the right to make a "redemption in kind" payment in portfolio securities rather than cash if the amount you are redeeming in any 90-day period is large enough to affect Fund operations ( for example, if it equals more than $250,000 or represents more than 1% of the Fund's assets).


                    Each Fund restricts excessive trading (usually defined as more than four exchanges out of the Fund within a calendar year). You are limited to one exchange of shares in the same Fund during any 15-day period except investors in 401(k) and other group retirement accounts, investors who purchase shares through certain broker-dealers and asset allocation accounts managed by the Adviser or an affiliate. Each Fund reserves the right to:

                    o refuse any purchase or exchange request that could adversely affect a Fund or its operations, including those from any individual or group who, in the Fund's view, are likely to engage in excessive trading

                    o  change  or  discontinue  its  exchange  privilege,   or
                       temporarily   suspend  this  privilege  during  unusual
                       market conditions

                    o delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

                TO OPEN AN ACCOUNT                   TO ADD TO AN ACCOUNT
 In Writing

 Complete the New Account Form. Mail your
New Account Form and a check made payable
to TCW Galileo _________ Fund to:
                Via Regular Mail
 TCW Galileo Funds, Inc.            (Same, except that you should include a note
 DST Systems, Inc.                    specifying the Fund name, your account
 P.O. Box 419951                      number, and the name(s) your account
 Kansas City, MO 64141-6951           is registered in.)

     Via Express, Registered or Certified Mail
 TCW Galileo Funds, Inc.
 DST Systems, Inc.
 330 W. 9th Street
 Poindexter Building, 1st Floor
 Kansas City, MO 64105-2005

 By Telephone

 Please contact the Investor Relations
 Department at
 (800) FUND TCW (386-3829)for New Account Form.

 Wire: Have your bank send your investment to:   (Same)

 United Missouri Bank of Kansas City, N.A.
 ABA No. 101000695
 DST Systems, Inc./AC 9870371553
 FBO TCW Galileo        Fund
 (Name on the Fund Account)
 (Fund Account Number)

 Via Exchange

 Call the Transfer Agent at (800) 248-4486 or the Investor Relations Department at
 (800) FUND TCW (386-3829). The new account will have the same registration as the account from which you are exchanging.

If you need help completing the New Account Form, please call the transfer agent at (800) 248-4486, the Investor Relations Department at TCW Galileo Funds at
(800) FUND TCW  (386-3829)  or your  investment  representative  at TCW  Galileo
Funds.

                  TO SELL OR EXCHANGE SHARES
 By Mail

 Write a letter of instruction that includes:
 o your name(s) and signature(s) as on the account form
 o  your account number
 o  the Fund name
 o  the dollar amount you want to sell or exchange
 o  how and where to send the proceeds

 Obtain a signature guarantee or other documentation, if required (see "Account Policies and Services-Selling
Shares").

 Mail your letter of instruction to:

                     Via Regular Mail
 TCW Galileo Funds, Inc.
 DST Systems, Inc.
 P.O. Box 419951
 Kansas City, MO 64141-6951

         Via Express, Registered or Certified Mail
 TCW Galileo Funds, Inc.
 DST Systems, Inc.
 330 W. 9th Street
 Poindexter Building, 1st Floor
 Kansas City, MO 64105-2005

 By Telephone

 Be sure the Fund has your bank account information on file.
 Call the Transfer Agent at (800) 248-4486 to request your transaction. Proceeds will be wired to your bank.

 Telephone redemption requests must be for a minimum of $1,000.

 Systematic Withdrawal Plan: Call (800) 248-4486 to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

 Be sure to maintain an account balance of $25,000 or more.
 Systematic Withdrawal plans are subject to a minimum annual withdrawal of $500.


               To reach the Transfer Agent, DST Systems, Inc., call toll free in the U.S.

                    (800) 248-4486
                    Outside the U.S.
                    (816) 843-7166 (collect)

               To reach your investment representative or the Investor Relations Department at TCW Galileo Funds, call toll free in the U.S.

                    (800) 386-3829

Distributions and Taxes

The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for each Fund. Dividends from the net investment income of each Fund will be declared and paid annually except for the Convertible Securities Fund, which will declare and pay dividends quarterly. The Funds will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

In any fiscal year in which the Funds qualify as regulated investment companies and distribute to shareholders all of their net investment income and net capital gains, the Funds are relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash-unless you are exempt from taxation or entitled to tax deferral. Capital gains distributions may be taxable at different rates depending on the length of time a Fund has held the assets sold. Early each year, you will be notified as to the amount and federal tax status of all distributions paid during the prior year. Distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account. If you redeem shares of a Fund or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. You must provide the Funds with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Funds to withhold 31% of your taxable distributions and redemptions. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the Fund. Please see the Statement of Additional Information and your tax adviser for further information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. ''Total return'' shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Aggressive Growth Equities Fund

                                                                                     June 3, 1996
                                                                                     (Commencement
                                                                                        of Operations)
                                                                                      through
                                                            Year Ended                 October 31,
                                                        October 31                    1996
                                                ------------------------------------------------------
                                                1999       1998       1997
 Per-Share Data ($)
 Net asset value, beginning of period           $11.35    $9.40      $9.19              $10.00
                                                ---------------------------------------------------------
 Investment operations:
   Investment income (loss) -- net               (0.14)   (0.11)     (0.08)              (0.03)
   Net realized and unrealized gain
(loss) on investments                            12.68     2.06       0.29               (0.78)
                                                ---------------------------------------------------------
 Total from investment operations                12.54     1.95       0.21               (0.81)
                                                ---------------------------------------------------------
 Distributions:
   Dividends from net realized gains on          (1.60)     --         --                  --
   investments                                  ---------------------------------------------------------
 Net asset value, end of period                 $22.29    $11.35     $9.40               $9.19

 Total return                                   121.34%    20.74%     2.28%              (8.10)%1

 Ratios/Supplemental Data:
 Net assets, end of period ($ x 1,000)         168,193  $ 84,904   135,850           $  92,430

 Ratio of expenses to average net assets          1.14%     1.17%     1.12  %             1.20%2,3
 Ratio of net income (loss) to average net       (0.79)%   (1.03)%   (0.86)%             (0.80)%2
 assets
 Portfolio turnover rate                         64.12%    55.36%    50.45%              19.19%1

1  For the period June 3, 1996 (commencement of operations) through October 31,
   1996  and  not  indicative  of  a  full  year's   operating   results.

2  Annualized.

3 The Adviser has voluntarily agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the ordinary operating expenses of the Fund to 1.20% of net assets through December 31, 1996. Had such action not been taken, total annualized operating expenses, as a percentage of average new assets, would have been 1.27% for the period June 3, 1996 (commencement of operations) through October 31, 1996.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Convertible Securities Fund

                                                                            January 2, 1997
                                                                             (Commencement
                                                                             of Operations)
                                              Year Ended       Year Ended        through

                                              October 31,      October 31,      October 31,
                                                1999             1998              1997
                                            ------------------------------------------------
 Per-Share Data ($)
 Net asset value, beginning of period          $10.53          $11.41              $10.00
 Investment operations:
 Investment income-net                           0.41            0.37                0.31
 Net realized and unrealized gain                2.56           (0.08)               1.43
  on investments
                                           ---------------------------------------------------
 Total from investment operations                2.97            0.29                1.74
 Distributions:
   Dividends from net investment                (0.34)          (0.37)              (0.33)
     income
   Dividends in excess of net                     --            (0.05)                --
     investment income
   Dividends from net realized gains            (0.50)          (0.75)                --
     on investments                        ---------------------------------------------------
 Total Distributions                            (0.84)          (1.17)              (0.33)
 Net asset value, end of period                $12.66          $10.53              $11.41

 Total return                                   29.68%           2.69%              17.66%1

 Ratios/Supplemental Data:
 Net assets, end of period ($ x 1,000)       $ 49,830        $ 27,388          $   36,890
 Ratio of expenses to average net assets         1.03%         1.05%3              0.95%2,3
 Ratio of net income to average net assets       3.53%         3.34%                 3.54%2
 Portfolio turnover rate                       150.91%       139.65%               141.43%1

1 For the period January 2, 1997 (commencement of operations) to October 31, 1997 and not indicative of a full year's operating results.
2    Annualized.
3 The Adviser had voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 0.95% of net assets through December 31, 1997 and 1.05% of net assets through December 31, 1998. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 1.51% for the period January 2, 1997 (commencement of operations) through October 31, 1997 and 1.16% for the year ended October 31, 1998.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Earnings Momentum Fund

                                                                                        November 1, 1994
                                                                                          (Commencement
                                                                                          of Operations)
                                                                                             through
                                                             Year Ended October 31      October 31, 1995
                                            ---------------------------------------     -----------------
                                              1999     1998      1997     1996                  1995
 Per-Share Data ($)
 Net asset value, beginning of period         $10.56   $13.87    $13.01   $11.47              $10.00
                                            -------------------------------------------------------------
 Investment operations:
   Investment income (loss)-net                (0.16)   (0.14)    (0.12)   (0.11)              (0.03)
   Net realized and unrealized gain             5.26    (2.20)     1.98     1.72                1.51
    on investments                          -------------------------------------------------------------
 Total from investment operations               5.10    (2.34)     1.86     1.61                1.48
                                            -------------------------------------------------------------
 Distributions:
   Dividends in excess of net                    --       --        --       --                (0.01)
     investment income
   Dividends from net realized gains           (0.54)   (0.97)    (1.00)   (0.07)                --
     on investments                         -------------------------------------------------------------
 Total Distributions                           (0.54)    (0.97)   (1.00)   (0.07)              (0.01)
 Net asset value, end of period               $15.12    $10.56   $13.87   $13.01              $11.47

 Total return                                  50.23%   (17.76)%  15.53%   13.99%              14.76%

 Ratios/Supplemental Data:
 Net assets, end of year ($ x 1,000)         $21,838   $32,299 $101,667 $ 77,994             $63,411
 Ratio of expenses to average net assets        1.46%     1.27%    1.17%    1.13%               1.14%1
 Ratio of net income (loss) to average net     (1.30)%   (1.10)%  (0.96)%  (0.82)%             (0.28)%
   assets
 Portfolio turnover rate                      118.87%    51.25%   93.06%   99.03%              85.91%

1 The Adviser has voluntarily agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the ordinary operating expenses of the Fund to 1.14% of net assets through December 31, 1995. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 1.14% for the year ended October 31, 1996 and November 1, 1994 (Commencement of Operations) through October 31, 1995.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Large Cap Growth Fund

                                                                  June 3, 1998
                                                  Year Ended     (Commencement
                                                 October 31,    of Operations)
                                                      1999         through
                                                                  October 31,
                                                                      1998
 Per-Share Data ($)
 Net asset value, beginning of period              $11.18            $10.00
                                              ------------------------------
 Investment operations:
   Investment income (loss)-net                     (0.09)             --
   Net realized and unrealized gain                  6.00              1.18
    (loss) on investments
                                              ----------------------------------
 Total from investment operations                    5.91              1.18
                                              ----------------------------------
 Distributions:
 Distributions from Net Realized Gains              (0.51)               --
                                              ----------------------------------
 Net asset value, end of period                    $16.58            $11.18

 Total return                                       54.59%            11.80%1

 Ratios/Supplemental Data:
 Net assets, end of period ($ x 1,000)        $    23,164        $    7,800
 Ratio of expenses to average net assets             1.30%             0.91%2,3
 Ratio of net income (loss) to average net          (0.64)%           (0.07)%2
  assets
 Portfolio turnover rate                            78.02%            50.76%1

1 For the period June 3, 1998 (commencement of operations) through October 31, 1998 and not indicative of a full year's operating results.

2    Annualized

3 The Adviser has voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 0.91% of net assets through December 31, 1998. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 2.53% for the period June 3, 1998 (commencement of operations) through October 31, 1998.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. ''Total return'' shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Large Cap Value Fund

                                               Year Ended     June 3, 1998
                                               October 31,    (Commencement
                                                  1999       of Operations)
                                                                 through
                                                              October 31,
                                                                  1998
 Per-Share Data ($)
 Net asset value, beginning of period           $10.12          $10.00
                                              ------------------------------
 Investment operations:
   Investment income-net                          0.09            0.04
   Net realized and unrealized gain               1.66            0.08
    (loss) on investments
                                              ----------------------------------
 Total from investment operations                 1.75            0.12
                                              ----------------------------------
Distributions:
Distributions from net investment income         (0.05)            --
                                              ----------------------------------
 Net asset value, end of period                 $11.82          $10.12

 Total return                                    17.30%           1.20%1

 Ratios/Supplemental Data
 Net assets, end of period ($ x 1,000)     $    66,234        $  7,505
 Ratio of expenses to average net assets          0.85%           0.55%2,3
 Ratio of net income (loss) to average net        0.79%           1.04%2
   assets
 Portfolio turnover rate                        142.36%          83.84%1


----------------------------
1 For the period June 3, 1998 (commencement of operations) through October 31, 1998 and not indicative of a full year's operating results.
2    Annualized.
3 The Adviser has voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 0.55% of net assets through December 31, 1998. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 2.48% for the period June 3, 1998 (commencement of operations) through October 31, 1998.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Select Equities Fund



                                                Year Ended October 31
                                      -----------------------------------------

                                      1999      1998      1997      1996        1995
 Per-Share Data ($)
 Net asset value, beginning of year   $16.89    $19.29    $15.93    $13.69     $11.57
                                      -----------------------------------------------
 Investment operations:
   Investment income (loss)-net        (0.07)    (0.02)     0.01      0.11       0.06
   Net realized and unrealized gain     6.32      3.38      3.57      2.18       2.11
     (loss) on investments
                                      -----------------------------------------------
 Total from investment operations       6.25      3.36      3.58      2.29       2.17
                                      -----------------------------------------------
 Distributions:
   Dividends from net investment income  --       --       (0.02)    (0.05)     (0.05)
   Dividends from net realized gains   (2.45)    (5.76)    (0.20)      --         --
     on investments                   -----------------------------------------------
 Total Distributions                   (2.45)    (5.76)    (0.22)    (0.05)     (0.05)
                                      -----------------------------------------------
 Net asset value, end of year         $20.69    $16.89    $19.29    $15.93     $13.69

 Total return                          42.12%    23.83%    22.68%    16.79%     18.85%

 Ratios/Supplemental Data:
 Net assets, end of period         $ 288,546   184,865  $156,113  $231,302   $ 197,721
   ($ x 1,000)
 Ratio of expenses to average net       0.88%     0.86%     0.83%     0.82%    0.85%
   assets
Ratio of net income (loss) to          (0.39)%   (0.14)%   0.08%      0.18%    0.48%
   average net assets
 Portfolio turnover rate               48.29%   103.51%   39.22%     39.58%   53.77%

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. ''Total return'' shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Small Cap Growth Fund

                                                                    Year Ended October 31
                                                1999      1998      1997       1996     1995
 Per-Share Data ($)
 Net asset value, beginning of year             $16.48    $18.74    $17.17     $13.53   $9.39
                                                ---------------------------------------------
 Investment operations:
   Investment income (loss-net                  (0.22)    (0.18)    (0.15)    (0.13)   (0.07)
   Net realized and unrealized gain             14.82     (0.90)     1.91      4.08     4.72
     (loss) on investments                      ---------------------------------------------
 Total from investment operations                14.60     (1.08)     1.76      3.95     4.65
                                                ---------------------------------------------
 Distributions:
    Dividends from net investment income        --         --        --      (0.01)     --
    Dividends from net realized gains on        (0.27)    (1.18)    (0.19)    (0.30)   (0.51)
      investments
                                                ---------------------------------------------
 Total Distributions:                            (0.27)     (1.18)    (0.19)    (0.31)  (0.51)
                                                ----------------------------------------------
 Net asset value, end of year                   $30.81     $16.48    $18.74    $17.17  $13.53

 Total return                                    89.63%     (5.98)%   10.38%    29.73%  49.89%

 Ratios/Supplemental Data:
 Net assets, end of period ($ x 1,000)        $240,792   $116,050  $144,756   132,444 $ 66,056

 Ratio of expenses to average net assets          1.14%   1.13%(1)     1.14%     1.14%   1.21%1
 Ratio of net income (loss) to average net       (0.94)%    (0.95)%   (0.89)%   (0.76)%   (0.61)%
    assets
 Portfolio turnover rate                         74.52%     63.67%    60.52%    45.43%    89.73%

1 The Adviser has voluntarily agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the ordinary operating expenses of the Fund to 1.09% of net assets through December 31, 1994. Had such action not been taken, total annualized operating expenses, as a percentage of average net assets, would have been 1.24% for the year ended October 31, 1995.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. ''Total return'' shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with the Company's financial statements, are included in the annual report, which is available upon request.

TCW Galileo Value Opportunities Fund

                                                                November 3, 1997
                                                                 (Commencement
                                                                  of Operations)
                                              Year Ended             through
                                           October 31, 1999     October 31, 1998
                                           ----------------     ----------------
 Per-Share Data ($)
 Net asset value, beginning of period           $9.24                 $10.00
                                           -------------------------------------
 Investment operations:
   Investment income (loss)-net                 (0.01)                 --
   Net realized and unrealized gain              2.00                  (0.75)
     (loss) on investments
                                           ------------------------------------
 Total from investment operations                1.99                  (0.75)
                                           -------------------------------------
 Distributions:
   Dividends from net investment income          --                     -
   Dividends from net realized gains on
      investments                                --                     --
   Dividends in excess of net                    --                    (0.01)
     investment income
                                           -------------------------------------
 Total Distributions                                                    (0.01)
                                           -------------------------------------
 Net asset value, end of period                $11.23                   $9.24

 Total return (%)                               21.54%                  (7.49)%1

 Ratios/Supplemental Data
 Net assets, end of period ($ x 1,000)     $   30,238              $   28,634
 Ratio of expenses to average net assets         1.18%                   1.16%2
 Ratio of net income (loss) to average net      (0.10)%                  0.05%2
   assets
 Portfolio turnover rate                       140.07%                  97.30%1

1 For the period November 3, 1997 (commencement of operations) through October 31, 1998 and not indicative of a full year's operating results.

2    Annualized.

For More Information


For all shareholder account information such as transactions and account inquiries:

Call (800) 248-4486

For information regarding the TCW Galileo Funds, Inc.:

Call (800) FUND TCW (386-3829)

In writing:

TCW Galileo Funds, Inc.
c/o DST System, Inc.,
P.O. Box 419951
Kansas City, MO 64141-6951

On the Internet:

TCW Galileo Funds, Inc.
http://www.tcwgalileofunds.com

You may visit the SEC's website at http://www.sec.gov to view text-only versions of Fund documents filed with the SEC. You may also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-942-8090) or by sending your request and a duplicating fee to the Commission's Public Reference Section, 450 Fifth Street, N.W., Washington DC 20549-0102 or by electronic request at the following E-mail address: www.publicinfo@sec.gov.

                    TCW Galileo Funds, Inc.

                    SEC file number: 811-7170

                    More information on the Fund is available free upon request, including the following:

                    Annual/Semi-Annual Report Describes the Fund's performance, lists portfolio holdings and contains a letter from the Fund's portfolio manager discussing recent market conditions, economic trends and Fund strategies.

                    Statement of Additional Information (SAI)

                    Provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference and is legally considered part of this prospectus.

                             TCW GALILEO FUNDS, INC.

                      865 South Figueroa Street, Suite 1800

                          Los Angeles, California 90017

                                 (800) FUND TCW

                                THE GALILEO FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 1, 2000

                        ---------------------------------


This  Statement  of  Additional  Information  is not a  prospectus  but contains information in addition to and more detailed than that set forth in the Prospectus dated the same date which describes TCW Galileo Money Market Fund; TCW Galileo Core Fixed Income Fund, TCW Galileo High Yield Bond Funds, TCW Galileo Mortgage-Backed Securities Fund, TCW Galileo Total Return Mortgage-Backed Securities Fund (collectively, the "Bond Funds"); TCW Galileo Aggressive Growth Equities Fund, TCW Galileo Convertible Securities Fund, TCW Earnings Momentum Fund, TCW Galileo Large Cap Growth Fund, TCW Galileo Large Cap Value Fund, TCW Galileo Select Equities Fund, TCW Galileo Small Cap Growth Fund, TCW Galileo Small Cap Value Fund, TCW Galileo Value Opportunities Fund, TCW Galileo Asia Pacific Equities Fund, TCW Galileo Emerging Markets Equities Fund, TCW Galileo European Equities Fund, TCW Galileo International Equities Fund, TCW Galileo Japanese Equities Fund and TCW Galileo Latin America Equities Fund ("collectively, the "Equity Funds"); and TCW Galileo Emerging Markets Income Fund. Each Fund offers two classes of shares, Institutional Class I shares and Class N shares. This Statement of Additional Information should be read in conjunction with the Prospectus. A Prospectus may be obtained without charge by writing TCW Galileo Funds, Inc., Attention: Investor Relations Department, 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 or by calling the Company's Investor Relations Department at (800) FUND TCW. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

                                TABLE OF CONTENTS

INVESTMENT PRACTICES......................................................1


RISK CONSIDERATIONS......................................................20


INVESTMENT RESTRICTIONS..................................................36


DIRECTORS AND OFFICERS OF THE COMPANY....................................38


INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS..........................42


DISTRIBUTION OF COMPANY SHARES...........................................45


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES......................46


ADMINISTRATION AGREEMENT.................................................49


CODE OF ETHICS...........................................................49


DETERMINATION OF NET ASSET VALUE.........................................49


HOW TO BUY AND REDEEM SHARES.............................................49


HOW TO EXCHANGE SHARES...................................................50


PURCHASES-IN-KIND........................................................50


DISTRIBUTIONS AND TAXES..................................................51


INVESTMENT RESULTS.......................................................54


ORGANIZATION, SHARES AND VOTING RIGHTS...................................57


TRANSFER AGENT AND CUSTODIANS............................................58


INDEPENDENT AUDITORS.....................................................58


LEGAL COUNSEL............................................................58


FINANCIAL STATEMENTS.....................................................58

INVESTMENT PRACTICES

In attempting to achieve its investment objective, a Fund may utilize, among others, one or more of the strategies or securities set forth below. The Funds may, in addition, invest in other instruments (including derivative investments) or use other investment strategies that are developed or become available in the future and that are consistent with their objectives and restrictions. The Fund, for purposes of calculating certain comparative guidelines, will utilize the previous month-end range.

Strategies Available to All Funds

Money Market Instruments. All Funds may invest in money market instruments, although the Bond Funds, Equity Funds and Emerging Markets Income will generally do so for defensive or temporary purposes only. These instruments include, but are not limited to:

U.S.  Government  Securities.
----------------------------

Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

Bank Obligations.
----------------

     (All Funds except Money Market) Obligations including certificates of deposit, bankers' acceptances, commercial paper (see below) and other debt obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below.

     (Money Market Fund) U.S. dollar denominated instruments issued or guaranteed by the 50 largest bank holding companies in the United States, in terms of total assets, their subsidiaries and their London branches. Such bank obligations may be general obligations of the parent bank holding company or may be limited to the issuing entity by the terms of the specific obligation or by government regulation;

     Eurodollar Certificates of Deposit. (All Funds) Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more (investments in Eurodollar certificates may be affected by changes in currency rates or exchange control regulations, or changes in governmental administration or economic or monetary policy in the United States and abroad);

Obligations of Savings Institutions.
-----------------------------------

     (All Funds) Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more (investments in savings institutions above $100,000 in principal amount are not protected by federal deposit insurance);

Fully  Insured  Certificates  of Deposit.
----------------------------------------

     (All Funds except Money Market) Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

Commercial Paper.
----------------

     The Funds may purchase commercial paper rated within the two highest ratings categories by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's") or, if not rated, the security is determined by the Adviser to be of comparable quality.

World Bank Securities.
---------------------

     (Money Market Fund) Obligations of the International Bank for Reconstruction and Development, also known as the World Bank (these obligations are supported by subscribed but unpaid commitments of member countries, and there is no assurance that these commitments will be undertaken or complied with in the future).

Money Market Mutual Funds.
-------------------------

     (All Funds) Shares of United States money market investment companies not affiliated with the Adviser, subject to applicable legal restrictions and the Adviser's determination that such investments are beneficial to the relevant Fund and appropriate in view of such considerations as yield (taking into account the advisory fees and expenses of the money market fund), quality and liquidity.

Other Short-Term  Obligations.
-----------------------------

     (All Funds). Debt securities that have a remaining maturity of 397 days or less and that have a long-term rating within the three highest ratings categories by S&P or Moody's.

Repurchase Agreements. Repurchase agreements, which may be viewed as a type of secured lending by a Fund, typically involve the acquisition by a Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The repurchase agreements will provide that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and, with respect to United States repurchase agreements, will be marked to market daily to ensure that the full value of the collateral, as specified in the repurchase agreement, does not decrease below the repurchase price plus accrued interest. If such a decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the date the repurchase occurs. Although this date is deemed by each Fund to be the maturity date of a repurchase agreement, the maturities of the collateral securities are not subject to any limits and may exceed one year. Repurchase agreements maturing in more than seven days will be considered illiquid for purposes of the restriction on each Fund's investment in illiquid and restricted securities.

Lending of Portfolio Securities. Each Fund may, consistent with applicable regulatory requirements, lend their portfolio securities to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Funds (subject to the notice provisions described below), and are at all times secured by cash, bank letters of credit, other money market instruments rated A-1, P-1 or the equivalent or securities of the United States Government (or its agencies or instrumentalities), which are maintained in a segregated account and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Funds continue to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Fund will not lend more than 25% of the value of its total assets. A loan may be terminated by the borrower on one business day's notice, or by a Fund on two business day's notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially. However, loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy. Upon termination of the loan, the borrower is required to return the securities to the Funds. Any gain or loss in the marketplace during the loan period would inure to the Fund.

When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will call the loaned securities, to be delivered within one day after notice, to permit the Fund to vote the securities if the matters involved would have a material effect on the Fund's investment in such loaned securities. A Fund will pay reasonable finder's, administrative and custodian fees in connection with a loan of securities.

When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, in the ordinary course of business, any Bond Fund, Equity Fund or Emerging Markets Income may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased or sold are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. While a Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time a Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. An increase in the percentage of a Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value. The Adviser does not believe that any Fund's net asset value or income will be adversely affected by its purchase of securities on such basis.

When, As and If Issued Securities. Emerging Markets Income and the Bond and Equity Funds may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Adviser determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will continuously maintain cash or U.S. Government Securities or other liquid portfolio securities equal in value to recognized commitments for such securities. Settlement of the trade will ordinarily occur within three Business Days of the occurrence of the subsequent event. Once a segregated account has been established, if the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. Each Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Adviser does not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on such basis. Each Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

Strategies Available to Money Market, Core Fixed Income, Mortgage-Backed Securities and Total Return Mortgage-Backed Securities

Reverse Repurchase Agreements. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

Strategies Available to Emerging Markets Income, All Bond Funds and Equity Funds (Except Aggressive Growth Equities, Small Cap Value, Value Opportunities and International Equities)

Options. Emerging Markets Income, the Bond Funds and the Equity Funds (except Aggressive Growth Equities, Small Cap Value, Value Opportunities and International Equities) may purchase and write (sell) call and put options, including options listed on U.S. or foreign securities exchanges or written in over-the-counter transactions ("OTC Options").

Exchange-listed options are issued by the Options Clearing Corporation ("OCC") (in the U.S.) or other clearing corporation or exchange which assures that all transactions in such options are properly executed. OTC Options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between a Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, a Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. Each Fund will engage in OTC Option transactions only with brokers or financial institutions deemed creditworthy by the Fund's management.

Covered Call Writing. Emerging Markets Income, the Bond Funds and the Equity Funds (except Aggressive Growth Equities, Small Cap Value, Value Opportunities and International Equities) are permitted to write covered call options on securities and (for the Equity Funds, except Aggressive Growth Equities, Small Cap Value, Value Opportunities and International Equities and, for the Bond Funds, Core Fixed Income and Emerging Markets Income) on the U.S. dollar and foreign currencies. Generally, a call option is "covered" if a Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its custodian in a segregated account) the underlying security (currency) subject to the option except that in the case of call options on U.S. Treasury bills, a Fund might own U.S. Treasury bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the security (currency) deliverable under the call option. A call option is also covered if a Fund holds a call on the same security as the underlying security (currency) of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the marked to market difference is maintained by a Fund in cash, U.S. Government Securities or other liquid portfolio securities which a Fund holds in a segregated account maintained with its custodian.

The writer of an option receives from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable a Fund to earn a higher level of current income than it would earn from holding the underlying securities (currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (currencies) underlying the option are ultimately sold (exchanged) by the Fund at a loss. Furthermore, a premium received on a call written on a foreign currency will ameliorate any potential loss of value on the portfolio security due to a decline in the value of the currency.

However, during the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the exchange rate of the currency in which it is denominated) increase, but has retained the risk of loss should the price of the underlying security (or the exchange rate of the currency in which it is denominated) decline. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, a Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

As regards listed options and certain OTC Options, during the option period, a Fund may be required, at any time, to deliver the underlying security (currency) against payment of the exercise price on any calls it has written (exercise of certain listed and OTC Options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security (currency) from being called, to permit the sale of an underlying security (or the exchange of the underlying currency) or to enable a Fund to write another call option on the underlying security (currency) with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security (currency). Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security (currency).

If a call option expires unexercised, a Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security (currency) during the option period. If a call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security (currency) equal to the difference between the purchase price of the underlying security (currency) and the proceeds of the sale of the security (currency) plus the premium received on the option less the commission paid.

Covered Put Writing. As a writer of a covered put option, a Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by a Fund will be exercisable by the purchaser only on a specific date). A put is "covered" if, at all times, the Fund maintains, in a segregated account maintained on its behalf at the Fund's custodian, cash, U.S. Government Securities or other liquid portfolio securities in an amount equal to at least the exercise price of the option, at all times during the option period. Similarly, a short put position could be covered by the Fund by its purchase of a put option on the same security (currency) as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the marked to market difference is maintained by the Fund in cash, U.S. Government Securities or other liquid portfolio securities which the Fund holds in a segregated account maintained at its custodian. In writing puts, a Fund assumes the risk of loss should the market value of the underlying security (currency) decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (currency). The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

The Funds will write put options for three purposes: (a) to receive the income derived from the premiums paid by purchasers; (b) when the Adviser wishes to purchase the security (or a security denominated in the currency underlying the option) underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought; and (c) to close out a long put option position. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the differences between the exercise price of the option and the current market price of the underlying securities (currencies) when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

Purchasing Call and Put Options. A Fund may purchase a call option in order to close out a covered call position (see "Covered Call Writing" above), to protect against an increase in price of a security it anticipates purchasing or, in the case of a call option on foreign currency, to hedge against an adverse exchange rate move of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The purchase of the call option to effect a closing transaction on a call written over-the-counter may be a listed or an OTC Option. In either case, the call purchased is likely to be on the same securities (currencies) and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

A Fund may purchase put options on securities or currencies which it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put option positions. If the value of the underlying security or currency were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. In addition, a Fund may sell a put option which it has previously purchased prior to the sale of the securities (currencies) underlying such option. Such a sale would result in a net gain or loss depending whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. Such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by a Fund expired without being sold or exercised, the premium would be lost.

Options on Treasury Bonds and Notes. Because trading interest in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges on which such securities trade will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

Options on Treasury Bills. Because a deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if a Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, a Fund will hold the Treasury bills in a segregated account with its custodian, so that they will be treated as being covered.

Options on Foreign Currencies. The Equity Funds (except Aggressive Growth Equities, Small Cap Value, Value Opportunities and International Equities), Core Fixed Income and Emerging Markets Income may purchase and write options on foreign currencies for purposes similar to those involved with investing in foreign currency forward contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, a Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Fund would be enabled to sell the foreign currency for a fixed amount of U.S. dollars, thereby "locking in" the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, a Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. Each of these Funds may also purchase call and put options to close out written option positions.

Each of these Funds may also write call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which it is denominated and the U.S. dollar, then a loss to a Fund occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. A Fund may also write options to close out long call option positions. A put option on a foreign currency would be written by the Fund for the same reason it would purchase a call option, namely, to hedge against an increase in the U.S. dollar value of a foreign security which a Fund anticipates purchasing. Here, the receipt of the premium would offset, to the extent of the size of the premium, any increased cost to a Fund resulting from an increase in the U.S. dollar value of the foreign security. However, a Fund could not benefit from any decline in the cost of the foreign security which is greater than the price of the premium received. A Fund may also write options to close out long put and call option positions.

The markets in foreign currency options are relatively new and a Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Funds will not purchase or write such options unless and until, in the opinion of the Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a "hedged" investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $ l million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

Strategies Available to Emerging Markets Income, All Bond Funds and Equity Funds (Except Aggressive Growth Equities, Large Cap Growth, Small Cap Value, Value Opportunities and International Equities)

Futures Contracts. Emerging Markets Income, the Bond Funds and the Equity Funds (except Aggressive Growth Equities, Large Cap Growth, Small Cap Value, Value Opportunities and International Equities) may purchase and sell interest rate, currency, and index futures contracts ("futures contracts"), on securities eligible for purchase by the Fund. Subject to certain limitations, a Fund may enter into futures contracts or options on such contracts to attempt to protect against possible changes in the market value of securities held in or to be purchased by the Fund resulting from interest rate or market fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage its effective maturity or duration, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

To the extent futures positions constitute "bona fide hedge" positions as defined by the rules and regulations of the Commodity Futures Trading Commission ("CFTC"), there is no overall limitation on the percentage of a Fund's assets which may be committed to futures contracts and options or futures contracts, provided the aggregate value of such positions does not exceed the value of such Fund's portfolio securities. With respect to futures positions that are not "bona fide hedge" positions, no Fund may enter into futures contracts or related options if, immediately thereafter, the amount of initial margin and premiums for unexpired futures contracts and options on futures contracts exceeds 5% of the Fund's liquidation value, after taking into account unrealized profits and losses on such futures contracts, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less
(more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

A Fund may purchase or sell interest rate futures for the purpose of hedging some or all of the value of its portfolio securities against changes in prevailing interest rates or to manage its duration or effective maturity. If the Adviser anticipates that interest rates may rise and, concomitantly, the price of certain of its portfolio securities may fall, the Fund may sell futures contracts. If declining interest rates are anticipated, the Fund may purchase futures contracts to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. A Fund may purchase or sell futures on various currencies in which its portfolio securities are denominated for the purpose of hedging against anticipated changes in currency exchange rates. A Fund will enter into currency futures contracts to "lock in" the value of a security purchased or sold in a given currency vis-a-vis a different currency or to hedge against an adverse currency exchange rate movement of a portfolio security's denominated currency vis-a-vis a different currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as foreign currency forward contracts. The Adviser will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to a Fund upon the proper termination of the futures contract. The margin deposits are marked to market daily and the Fund may be required to make subsequent deposits of cash or U.S. Government Securities called "variation margin", with the Fund's futures contract clearing broker, which are reflective of price fluctuations in the futures contract. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of any variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or gain.

Although many futures contracts call for actual commitment or acceptance of securities, the contracts usually are closed out before the settlement date without making or taking delivery. A short futures position is usually closed out by purchasing futures contracts for the same aggregate amount of the underlying instruments and with the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and realize a gain. If the offsetting purchase price exceeds the sales price, the seller would pay the difference and would realize a loss. Similarly, a long futures position in usually closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sales price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Fund will be able to enter into a closing transactions.

Options on Futures Contracts. Emerging Markets Income, the Bond Funds and the Equity Funds (except Large Cap Growth, Aggressive Growth Equities, Small Cap Value, Value Opportunities and International Equities) may also purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option.

Funds will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, a Fund wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Fund seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, provide a further hedge against losses resulting from price declines in portions of a Fund's portfolio.

Strategies Available to High Yield Bond, Emerging Markets Income and the Equity Funds (except International Equities)

Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for common stock or other equity securities of the same or a different issuer. Convertible securities provide a conversion right for a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Therefore, they generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the proximity of its price to its value as a nonconvertible fixed income security.
v
The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege), and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Strategies Available to Core Fixed Income, Asia Pacific Equities, Emerging Markets Equities, Emerging Markets Income, European Equities and Latin America Equities

Sovereign Debt Obligations of Emerging Market Countries. The Core Fixed Income, Asia Pacific Equities, Emerging Markets Equities, Emerging Markets Income, European Equities and Latin America Equities may invest in Sovereign Debt of emerging market countries. Political conditions, in terms of a country or agency's willingness to meet the terms of its debt obligations, are of considerable significance. Investors should be aware that the Sovereign Debt instruments in which these Funds may invest involve great risk and are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P.

Sovereign Debt generally offers high yields, reflecting not only perceived credit risk, but also the need to compete with other local investments in domestic financial markets. Mexico and certain other emerging market countries are among the largest debtors to commercial banks and foreign governments. A foreign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the foreign debtor's policy towards the International Monetary Fund and the political constraints to which a sovereign debtor may be subject. Sovereign debtors may default on their Sovereign Debt. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

In recent years, some of the emerging market countries in which the Funds expect to invest have encountered difficulties in servicing their Sovereign Debt. Some of these countries have withheld payments of interest and/or principal of Sovereign Debt. These difficulties have also led to agreements to restructure external debt obligations; in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extended new credits to finance interest payments on existing debt. In the future, holders of Sovereign Debt may be requested to participate in similar reschedulings to such debt.

The ability or willingness of the governments of Mexico and other emerging market countries to make timely payments on their Sovereign Debt is likely to be influenced strongly by a country's balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's trading partners could also adversely affect its exports. Such events could extinguish a country's trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

The occurrence of political, social and diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Funds' investments. The countries issuing such instruments are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. There can be no assurance that adverse political changes will not cause the Funds to suffer a loss of interest or principal on any of its holdings.

As a result of all of the foregoing, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. Bankruptcy, moratorium and other similar laws applicable to issuers of Sovereign Debt Obligations may be substantially different from those applicable to issuers of private debt obligations. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

Periods of economic uncertainty may result in the volatility of market prices of Sovereign Debt and in turn, the Funds' net asset value, to a greater extent than the volatility inherent in domestic securities. The value of Sovereign Debt will likely vary inversely with changes in prevailing interest rates, which are subject to considerable variance in the international market.

Strategies Available to Core Fixed Income, Mortgage-Backed Securities and Total Return Mortgage-Backed Securities

Guaranteed Mortgage Pass-Through Securities. Core Fixed Income, Mortgage-Backed Securities and Total Return Mortgage-Backed Securities may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans purchased from individual lenders by a Federal Agency or originated by private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments (not necessarily in fixed amounts) that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The guaranteed mortgage pass-through securities in which the Funds may invest include those issued or guaranteed by GNMA, FNMA and FHLMC. GNMA certificates are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. FNMA is a federally chartered, privately owned corporation and FHLMC is a corporate instrumentality of the United States. FNMA and FHLMC certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, "modified pass-through" instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. However, there are no effects on a Fund from investing in CMOs issued by entities that have elected to be treated as REMICs, and all future references to CMOs shall also be deemed to include REMIC.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be Stripped Mortgage Securities.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile. The Funds will not invest in CMO and REMIC residuals.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by United States and foreign private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement.

Mortgage-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The Funds will not pay any fees for credit support, although the existence of credit support may increase the price of a security.

Stripped Mortgage Securities. Stripped Mortgage Securities may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage Securities not issued by Federal Agencies will be treated by the Funds as illiquid securities so long as the staff of the Securities and Exchange Commission maintains its position that such securities are illiquid.

Stripped Mortgage Securities usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of mortgage assets. A common type of Stripped Mortgage Security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities.

A Fund may purchase Stripped Mortgage Securities for income, or for hedging purposes to protect the Fund's portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

Mortgage Dollar Rolls. The Funds may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which a Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While the Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities, in money market investments until the future settlement date. The use of mortgage dollar rolls is a speculative technique involving leverage, and is considered to be a form of borrowing by the Fund.

Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Various types of assets, primarily automobile and credit card receivables, are securitized in pass-through structures similar to mortgage pass-through structures. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is likely to experience substantial prepayments. As with mortgage-related securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or mortgage-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Core Fixed Income, Mortgage-Backed Securities and Total Return Mortgage-Backed Securities may each invest in any such instruments or variations as may be developed, to the extent consistent with its investment objectives and policies and applicable regulatory requirements.

Strategies   Available   to   Mortgage-Backed   Securities   and  Total   Return
Mortgage-Backed Securities

Inverse Floaters. Inverse floaters constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR or COFI. Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate on an inverse floater while any drop in the index rate causes an increase in the coupon rate of an inverse floater. In some circumstances, the coupon on an inverse floater could decrease to zero. In addition, like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase and their average lives will extend. Inverse floaters exhibit greater price volatility than the majority of mortgage-backed securities. In addition, some inverse floaters display extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets. As described above, inverse floaters may be used alone or in tandem with interest-only stripped mortgage instruments. The Adviser believes that, notwithstanding the fact that inverse floaters exhibit price volatility, the use of inverse floaters as a component of the Fund's overall portfolio, in light of the Fund's anticipated portfolio composition in the aggregate, is compatible with the Fund's objective.

Strategies Available to the Equity Funds (Except Aggressive Growth Equities, Earnings Momentum, Small Cap Value, Value Opportunities and International Equities), Core Fixed Income and Emerging Markets Income

Forward  Currency  Transactions.  The Equity  Funds  (except  Aggressive  Growth
Equities, Earnings Momentum, Small Cap Value, Value Opportunities and International Equities), Core Fixed Income and Emerging Markets Income may enter into forward currency transactions. A foreign currency forward contract involves an obligation to purchase or sell a specific currency at an agreed future date, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders. A Fund may enter into foreign currency forward contracts in order to protect against the risk that the U.S. dollar value of the Fund's dividends, interest and net realized capital gains in local currency will decline to the extent of any devaluation of the currency during the intervals between (a) (i) the time the Fund becomes entitled to receive or receives dividends, interest and realized gains or (ii) the time an investor gives notice of a requested redemption of a certain amount and (b) the time such amount(s) are converted into U.S. dollars for remittance out of the particular country or countries.

At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The cost to a Fund of engaging in forward currency transactions may vary with factors such as the length of the contract period and the market conditions then prevailing. Because forward currency transactions are usually conducted on a principal basis, no fees or commissions are involved, although the price charged in the transaction includes a dealer's markup. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a devaluation of the foreign currency in relation to the U.S. dollar, they also limit any potential gain if that foreign currency appreciates with respect to the U.S. dollar.

Strategies Available to the Equity Funds (except International Equities)

Short Sales Against the Box. The Equity Funds (except International Equities) may from time to time make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. When a short sale transaction is closed out by delivery of the securities, any gain or loss on the transaction is taxable as a short term capital gain or loss.

To secure its obligation to deliver the securities sold short, a Fund will deposit in a separate escrow account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

A Fund may make a short sale in order to hedge against market risks when the Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. However, to the extent that in a generally rising market the Fund maintains short positions in securities rising with the market, the net asset value of the Fund would be expected to increase to a lesser extent than the net asset value of an investment company that does not engage in short sales. A Fund may also make a short sale when it does not want to sell the security it owns, because, among other reasons, it wishes to defer recognition of gain or loss for Federal income tax purposes. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment value or conversion premiums. Additionally, a Fund may use short sales when it is determined that a convertible security can be bought at a small conversion premium and has a yield advantage relative to the underlying common stock sold short. The potential risk in this strategy is the possible loss of any premium over conversion value in the convertible security at the time of purchase. The purpose of this strategy is to produce income from the yield advantage and to provide the potential for a gain should the conversion premium increase.

Strategies Available to Asia Pacific Equities, Latin America Equities, Emerging Markets Equities and Emerging Markets Income

Investment in Other Investment Vehicles. Investment in other investment companies or similar investment vehicles may be the sole or most practical means by which a Fund can participate in certain Latin American, Asian and other emerging securities markets or invest in particular industries within those markets. Some of these investment vehicles may be closed-end investment companies which may trade at a discount from their net asset value. Such investments may involve the payment of substantial premiums above the value of such issuers' portfolio securities, and are subject to limitations under the 1940 Act (see below) and market availability. There can be no assurance that vehicles or funds for investing in certain Latin American, Asian and other Emerging Markets countries will be available for investment, particularly in the early stages of the Fund's operations. In addition, special tax considerations may apply. The Funds do not intend to invest in such vehicles or funds unless, in the judgment of the Adviser, the potential benefits of such investment justify the payment of any applicable premium or sales charges. As a shareholder in an investment company, the Funds would bear their ratable share of that investment company's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay their own management and advisory fees and other expenses. Under the 1940 Act, the Funds generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, as long as that investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased.

Strategies Available to Asia Pacific Equities, Latin America Equities and Emerging Markets Equities

Investment for the Purpose of Acquiring Control. The Asia Pacific Equities, Latin America Equities and Emerging Markets Equities Funds may acquire the securities of wholly-owned subsidiaries in order to facilitate investing in the securities of certain foreign issuers. The tax laws of certain countries impose a capital gains tax on profits derived from securities dispositions. Certain of these countries have double taxation treaties whereby residents of one country are exempt from taxation on their investments in the securities of issuers in another country. The Funds intend to establish wholly-owned subsidiaries in certain foreign countries to take advantage of these double taxation treaties in order to avoid the imposition of various taxes, including capital gains

RISK CONSIDERATIONS

The following risk considerations relate to investment practices undertaken by some or all of the Funds. Generally, since shares of a Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of their Fund shares will vary as the value of each Fund's portfolio securities increases or decreases. Therefore, the value of an investment in a Fund could go down as well as up. There is no guarantee of successful performance, that a Fund's objective can be achieved or that an investment in a Fund will achieve a positive return. Each Fund should be considered as a means of diversifying an investment portfolio and is not in itself a balanced investment program.

Prospective investors should consider the following risks.

General

Various market risks can affect the price or liquidity of an issuer's securities. Adverse events occurring with respect to an issuer's performance or financial position can depress the value of the issuer's securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market's current attitudes about type of security, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

Certain risks exist because of the composition and investment horizon of a particular portfolio of securities. Prices of many securities tend to be more volatile in the short-term and lack of diversification in a portfolio can also increase volatility. Certain Galileo Funds are not diversified. Non-diversified Funds are not subject to certain regulatory limits, including limits on the size of their positions in individual issuers. To the extent such funds exceed these limits, they will be more exposed to risks of particular issuers than a diversified fund. Such funds will, however, comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. A security that is leveraged, whether explicitly or implicitly, will also tend to be more volatile in that both gains and losses are intensified by the magnifying effects of leverage. Certain instruments (such as inverse floaters) behave similarly to leveraged instruments. Generally, such securities contain formulas requiring recalculation of their interest rates in a manner that multiplies the change in a market rate.

Repurchase Agreements

In the event of a default or bankruptcy by a selling financial institution under a repurchase agreement, a Fund will seek to sell the underlying security serving as collateral. However, this could involve certain costs or delays, and, to the extent that proceeds from any sale were less than the repurchase price, the Fund could suffer a loss. Each Fund follows procedures designed to minimize the risks associated with repurchase agreements, including effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and specifying the required value of the collateral underlying the agreement.

Reverse Repurchase Agreements and Mortgage Dollar Rolls

Reverse repurchase agreements and mortgage dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and mortgage dollar rolls are speculative techniques involving leverage, and are considered borrowings by the Fund. Under the requirements of the 1940 Act, the Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. None of the Funds authorized to utilize these instruments expects to engage in reverse repurchase agreements or mortgage dollar rolls (together with other borrowings of the Fund) with respect to greater than 30% of the Fund's total assets.

Fixed Income Securities

Fixed Income securities are subject to various risks. The two primary (but not exclusive) risks affecting fixed income instruments are "credit risk" and "interest rate risk." These risks can affect a security's price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of fixed income security can also affect its price and, hence, the market value of a Fund.

"Credit risk" refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over its life and securities which are rated by rating agencies are often reviewed and may be subject to downgrade.

"Interest rate risk" refers to the risks associated with market changes in interest rates. Interest rate changes may affect the value of a fixed income security directly (especially in the case of fixed rate securities) and directly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the price of fixed rate securities and falling interest rates will have a positive effect on price. The degree to which a security's price will change as a result of changes in interest rates is measured by its "duration." For example, the price of a bond with a 5 year duration would be expected under normal market conditions to decrease 5% for every 1% increase in interest rates. Generally, securities with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the re-set terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

Foreign Securities

The Equity Funds, Emerging Markets Income and Core Fixed Income are each permitted to invest in securities issued by foreign governments or companies and Convertible Securities and High Yield Bond may invest in securities issued by foreign companies. Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates. As compared to United States companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the United States, and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of each Fund's portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issues.

Foreign Currency Risks

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and some of the Funds hold various foreign currencies from time to time, the value of the net assets of those Funds as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Equity Funds, Emerging Markets
Income and Core Fixed Income are authorized to enter into certain foreign currency future and forward contracts. However, it is not obligated to do so and, depending on the availability and cost of these devices, the Fund may be unable to use them to protect against currency risk. While foreign currency future and forward contracts may be available, the cost of these instruments may be prohibitively expensive so that the Fund may not to be able to effectively use them

With respect to Emerging Markets Equities, Emerging Markets Income, Core Fixed Income and Latin America Equities, the forward currency market for the purchase or sale of U.S. dollars in most Latin American countries, including Mexico, is not highly developed, and in certain Latin American countries, there may be no such market. If a devaluation of a Latin American currency is generally anticipated, the Fund may not be able to contract to sell the currency at an exchange rate more advantageous than that which would prevail after the anticipated amount of devaluation, particularly as regards forward contracts for local Latin American currencies in view of the relatively small, inactive or even non-existent market for these contracts. In the event the Funds hold securities denominated in a currency that suffers a devaluation, the Funds' net asset values will suffer corresponding reductions. In this regard, in December 1994, the Mexican government determined to allow the Mexican peso to trade freely against the U.S. dollar rather than within a controlled band, which action resulted in a significant devaluation of the Mexican peso against the dollar. Further, in July 1997, the Thai and Philippine governments allowed the baht and peso, respectively, to trade freely against the U.S. dollar resulting in a sharp devaluation of both currencies, and in 1998 Russia did the same, causing a sharp devaluation of the ruble.

Risks Associated With Emerging Market Countries

Investors should recognize that investing in securities of emerging market countries through investment in the Asia Pacific Equities, Emerging Markets Equities, Emerging Markets Income, European Equities, International Equities and Latin America Equities Funds involves certain risks, and considerations, including those set forth below, which are not typically associated with investing in the United States or other developed countries.

Political and economic structures in many emerging markets countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.

The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of many emerging securities markets and limited trading volume in issuers compared to volume of trading in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

In addition, emerging market countries' exchanges' and broker-dealers are generally subject to less government and exchange regulation than their counterparts in developed countries. Brokerage commissions, dealer concessions, custodial expenses and other transaction costs may be higher in emerging markets than in developed countries. As a result, Funds investing in emerging market countries have operating expenses that are expected to be higher than other funds investing in more established market regions.

Many of the emerging market countries may be subject to greater degree of economic, political and social instability than is the case in the United States, Canada, Australia, New Zealand, Japan and Western European and certain Asian countries. Such instability may result from, among other things, (i) popular unrest associated with demands for improved political, economic and social conditions, and (ii) internal insurgencies. Such social, political and economic instability could disrupt the financial markets in which the Asia Pacific Equities, Emerging Markets Equities, Emerging Markets Income, International Equities and Latin America Equities Funds invest and adversely affect the value of a Fund's assets.

In certain emerging market countries governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. In addition, most emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation. Inflation and rapid fluctuation in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries.

Many  of  the  currencies  of  emerging   market   countries  have   experienced
devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which portfolio securities are denominated will have a detrimental impact on Funds investing in emerging market countries. Many emerging market countries are experiencing currency exchange problems. Countries have and may in the future impose foreign currency controls and repatriation control.

Futures

There are certain risks inherent in the use of futures contracts and options on futures contracts. Successful use of futures contracts by a Fund is subject to the ability of the Adviser to correctly predict movements in the direction of interest rates or changes in market conditions. In addition, there can be no assurance that there will be a correlation between price movements in the underlying securities, currencies or index and the price movements in the securities which are the subject of hedge. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist for a particular contract or option at any particular time. If a Fund has hedged against the possibility of an increase in interest rates or a decrease in the value of portfolio securities and interest rates fall or the value of portfolio securities increase instead, a Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates. While utilization of futures contracts and options on futures contracts may be advantageous to a Fund, if the Fund is not successful in employing such instruments in managing its investments, the Fund's performance will be worse than if the Fund not make such investment in futures contracts and options on futures contracts.

Options

The successful use of options depends on the ability of the Adviser to forecast interest rate and market movements correctly. For example, if a Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not lose any of its investment in such security if the price does not change.

The effective use of options also depends on a Fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. Although the Fund will take an option position only if the Adviser believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events - such as volume in excess of trading or clearing capability - were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund which holds an option would be able to realize profits or limit losses only by exercising the option, and a Fund which acted as option writer would remain obligated under the option until expiration or exercise.

Special risks are presented by internationally-traded options of the type certain of the Equity Funds, Emerging Markets Income and Core Fixed Income may acquire. Because of time differences between the United States and the various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Risks Associated With Lower Rated Securities

The Convertible Securities and High Yield Bond portfolios consist primarily of below investment grade corporate securities that are commonly known as junk bonds. In addition, the Equity Funds may invest in convertible securities and Asia Pacific Equities, Core Fixed Income, Earnings Momentum, Aggressive Growth Equities, Emerging Markets Equities, Emerging Markets Income, European Equities and Latin America Equities may invest in debt instruments rated below investment grade. Lower rated securities are traded in markets that may be relatively less liquid and subject to greater changes in liquidity than the markets for higher rated securities.

High yield/high risk securities can be classified into two categories: (a) securities issued without an investment grade rating and (b) securities whose credit ratings have been downgraded below investment grade because of declining investment fundamentals. The first category includes securities issued by "emerging credit" companies and companies which have experienced a leveraged buyout or recapitalization. Although the small and medium size companies that constitute emerging credit issuers typically have significant operating histories, these companies generally do not have strong enough operating results to secure investment grade ratings from the rating agencies. In addition, in recent years there has been a substantial volume of high yield/high risk securities issued by companies that have converted from public to private ownership through leveraged buyout transactions and by companies that have restructured their balance sheets through leveraged recapitalizations. High yield/high risk securities issued in these situations are used primarily to pay existing stockholders for their shares or to finance special dividend distributions to shareholders. The indebtedness incurred in connection with these transactions is often substantial and, as a result, often produces highly leveraged capital structures which present special risks for the holders of such securities. Also, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The second category of high yield/high risk securities consists of securities of former investment grade companies that have experienced poor operating performance due to such factors as cyclical downtrends in their industry, poor management or increased foreign competition.

Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest ("credit risk") than higher rated securities of similar maturity. They are generally considered to be subject to greater risk than securities with higher ratings particularly in the event of a deterioration of general economic conditions. The lower ratings of the high yield/high risk securities which the Fund will purchase reflect a greater possibility that the financial condition of the issuers, or adverse changes in general economic conditions, or both, may impair the ability of the issuers to make payments of principal and interest. The market value of a single lower-rated fixed income security may fluctuate more than the market value of higher rated securities, since changes in the creditworthiness of lower rated issuers and in market perceptions of the issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than in the case of higher rated issuers. High yield/high risk fixed income securities also tend to reflect individual corporate developments to a greater extent than higher rated securities. The securities in which the Fund invests are frequently subordinated to senior indebtedness.

Since the high yield bond market is relatively new, its growth has paralleled a long economic expansion, and it has not weathered a recession in its present size and form. An economic downturn or increase in interest rates may result in a higher incidence of high yield bond defaults and is likely to have a negative effect on the high yield bond market and on the value of the high yield/high risk bonds in the Fund's portfolio, as well as on the ability of the bonds' issuers to repay principal and interest.

The economy and interest rates affect high yield/high risk securities differently from other securities. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund's asset value. Furthermore, the market prices of high yield/high risk bonds structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

To the extent there is a limited retail secondary market for particular high yield bonds, these bonds may be thinly-traded and the Adviser's ability to accurately value high yield bonds and the Fund's assets may be more difficult because there is less reliable, objective data available. In addition, the Fund's ability to acquire or dispose of the bonds may be negatively-impacted. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. To the extent the Fund owns or may acquire illiquid or restricted high yield bonds, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Special tax considerations are associated with investing in lower rated debt securities structured as zero coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

Underwriting and dealer spreads associated with the purchase of lower rated bonds are typically higher than those associated with the purchase of high grade bonds.

Risks Associated With Mortgage-Backed Securities

Credit and Market Risks of Mortgage-Backed Securities. The investments by Core Fixed Income, Total Return Mortgage-Backed Securities and Mortgage-Backed Securities in fixed rate and floating rate mortgage-backed securities will entail normal credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors will cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security's market value and yield will not change. Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities will generally tend to have minimal changes in price when interest rates rise or fall. The value of all mortgage-backed securities may also change because of changes in the market's perception of the creditworthiness of the organization that issued or guarantees them. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Fluctuations in the market value of mortgage-backed securities after their acquisition usually do not affect cash income from such securities but are reflected in each Fund's net asset value. The liquidity of mortgage-backed securities varies by type of security; at certain times a Fund may encounter difficulty in disposing of investments. Other factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which a mortgagor carries, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization of a mortgage pool.

Prepayment and Redemption Risk of Mortgage-Backed Securities. Mortgage-backed securities reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. In such an event, the mortgage-backed security which represents an interest in such underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Fund's higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-backed securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, which could have an adverse effect on the Fund's ability to achieve its investment objective.

Collateralized Mortgage Obligations. There are certain risks associated specifically with CMOs. CMOs issued by private entities are not obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss. In addition, the average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone.

Stripped Mortgage Securities. Part of the investment strategy of Core Fixed Income, Total Return Mortgage-Backed Securities and Mortgage-Backed Securities involves interest-only Stripped Mortgage Securities. These investments are highly sensitive to changes in interest and prepayment rates and tend to be less liquid than other CMOs.

Inverse Floaters. Total Return Mortgage-Backed and Mortgage-Backed Securities invest in inverse floaters, a class of CMOs with a coupon rate that resets in the opposite direction from the market rate of interest to which it is indexed such as LIBOR or COFI. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate of an inverse floater while any drop in the index rate causes an increase in the coupon of an inverse floater. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market prices.

Adjustable Rate Mortgages. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

Asset-Backed Securities. Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.

Rating Categories

A description of the rating categories as published by Moody's and S&P is set forth in the Appendix to this Statement of Additional Information. Ratings assigned by Moody's and/or S&P to securities acquired by a Fund reflect only the views of those agencies as to the quality of the securities they have undertaken to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. There is no assurance that a rating assigned initially will not change. A Fund may retain a security whose rating has changed or has become unrated.

Restricted Securities

Each Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. These securities are generally referred to as private placements or restricted securities. The Adviser, pursuant to procedures adopted by the Board of Directors of the Company, will make a determination as to the liquidity of each restricted security purchased by a Fund. If a restricted security is determined to be "liquid," it will not be included within the category "illiquid securities," which under each Bond Fund's and Equity Fund's current policies may not exceed 15% of the Fund's net assets and which under Money Market's current policies may not exceed 10% of the Fund's net assets.

Limitations on the resale of restricted securities may have an adverse effect on their marketability, and may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration. The Securities and Exchange Commission has recently adopted Rule 144A under the Securities Act, which permits each Fund to sell restricted securities to qualified institutional buyers without limitation. The Rule 144A marketplace of sellers and qualified institutional buyers is new and still developing and may take a period of time to develop into a mature liquid market. As such, the market for certain private placements purchased pursuant to Rule 144A may be initially small or may, subsequent to purchase, become illiquid. Furthermore, the Adviser may not possess all the information concerning an issue of securities that it wishes to purchase in a private placement to which it would normally have had access, had the registration statement necessitated by a public offering been filed with the Securities and Exchange Commission.

Options Transactions

The effective use of options also depends on a Fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A secured put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised. In addition, a secured put writer would be unable to utilize the amount held in cash or U.S. Government Securities or other high grade short-term obligations as security for the put option for other investment purposes until the exercise or expiration of the option.

A Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market. There is no assurance that such a market will exist, particularly in the case of OTC Options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

Among the possible reasons for the absence of a liquid secondary market on an exchange are: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an exchange; (e) inadequacy of the facilities of an exchange or the OCC or other relevant clearing corporation to handle current trading volume; or (f) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the relevant clearing corporation as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC Option purchased by a Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by a Fund only with brokers or financial institutions deemed creditworthy by the Fund's management.

Each of the exchanges has established limitations governing the maximum number of options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Fund may write.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures Contracts and Options on Futures

There are certain risks inherent in the use of futures contracts and options on futures contracts. Successful use of futures contracts by a Fund is subject to the ability of the Adviser to correctly predict movements in the direction of interest rates or changes in market conditions. In addition, there can be no assurance that there will be a correlation between price movements in the underlying securities, currencies or index and the price movements in the securities which are the subject of the hedge.

Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist for a particular contract or option at any particular time. If a Fund has hedged against the possibility of an increase in interest rates or a decrease in the value of portfolio securities and interest rates fall or the value of portfolio securities increase instead, a Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily be at increased prices that reflect the decline in interest rates. While utilization of futures contracts and options on futures contracts may be advantageous to the Fund, if the Fund is not successful in employing such instruments in managing the Fund's investments, the Fund's performance will be worse than if the Fund did not make such investments.

Each Fund will enter into transactions in futures contracts for hedging purposes only, including without limitation, futures contracts that are "bona fide hedges" as defined by the CFTC. In connection with the purchase of sale of futures contracts, a Fund will be required to either (i) segregate sufficient cash or other liquid assets to cover the outstanding position or (ii) cover the futures contract by either owning the instruments underlying the futures contracts or by holding a portfolio of securities with characteristics substantially similar to the underlying index or stock index comprising the futures contracts or by holding a separate offsetting option permitting it to purchase or sell the same futures contract. A call option is "covered" if written against securities owned by the Fund writing the option or if written against related securities the Fund holds. A put option is "covered" if the Fund writing the option maintains at all time cash, short-term Treasury obligations or other liquid assets with a value equal to the option exercise price in a segregated account with the Fund's custodian, or if it has bought and holds a put on the same security (and on the same amount of securities) where the exercise price of the put held by the Fund is equal to or greater than the exercise price of the put written by the Fund.

Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on a Fund's ability to effectively hedge its portfolio.

Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit a Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of a Fund's transactions effected on foreign exchanges.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy, of the writer of an OTC option purchased by a Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by a Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent a Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause a Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities (currencies).

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, a Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Adviser's opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts.

Portfolio Turnover

The portfolio turnover rate is calculated by dividing the lesser of the value of purchases or sales of portfolio securities for the year by the monthly average value of portfolio securities. For example, a portfolio turnover rate of 100% would occur if all of a Fund's securities that are included in the computation of turnover were replaced once during a period of one year. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

Certain practices that may be employed by the Funds could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Adviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. High portfolio turnover can result in increased transaction costs for shareholders. High turnover generally results from the Adviser's effort to maximize return for a particular period.

Brokerage Practices

The Adviser is responsible for the placement of the Funds' portfolio transactions and the negotiation of prices and commissions, if any, with respect to such transactions. Fixed income and unlisted equity securities are generally purchased from a primary market maker acting as principal on a net basis without a stated commission but at prices generally reflecting a dealer spread. Listed equity securities are normally purchased through brokers in transactions executed on securities exchanges involving negotiated commissions. Both fixed income and equity securities are also purchased in underwritten offerings at fixed prices which include discounts to underwriters and/or concessions to dealers. In placing a portfolio transaction, the Adviser seeks to obtain the best execution for the Fund, taking into account such factors as price (including the applicable dealer spread or commission, if any), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities.

Consistent with its policy of securing best execution, in selecting broker-dealers and negotiating any commissions or prices involved in Fund transactions, the Adviser considers the range and quality of the professional services provided by such firms. Brokerage services include the ability to most effectively execute large orders without adversely impacting markets and positioning securities in order to enable the Adviser to effect orderly purchases or sales for a Fund. Accordingly, transactions will not always be executed at the lowest available commission. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and other such polices as the Board of Directors may determine, the Adviser may consider sales of shares of a Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. In addition, the Adviser may effect transactions which cause a Fund to pay a commission or net price in excess of a commission or net price which another broker-dealer would have charged if the Adviser first determines that such commission or net price is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer to the Fund.

Research services include such items as reports on industries and companies, economic analyses and review of business conditions, portfolio strategy, analytic computer software, account performance services, computer terminals and various trading and/or quotation equipment. They also include advice from broker-dealers as to the value of securities and availability of securities, buyers, and sellers. In addition, they include recommendations as to purchase and sale of individual securities and timing of transactions.

Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

The Adviser maintains an internal allocation procedure to identify those broker-dealers who have provided it with research services and endeavors to place sufficient transactions with them to ensure the continued receipt of research services the Adviser believes are useful. When the Adviser receives products or services that are used both for research and other purposes, it makes a good faith allocation. While the non-research portion will be paid in cash by the Adviser, the portion attributable to research may be paid through brokerage commissions.

Research services furnished by broker-dealers may be used in providing services for any or all of the clients of the Adviser, as well as clients of affiliated companies, and may be used in connection with accounts other than those which pay commissions to the broker-dealers providing the research services. During the fiscal year ended October 31, 1999, Aggressive Growth Equities, Convertible Securities, Earnings Momentum, Large Cap Growth, Large Cap Value, Select Equities, Small Cap Growth, Value Opportunities, Asia Pacific Equities, Emerging Markets Equities, European Equities, International Equities, Japanese Equities and Latin American Equities paid $56,700, $5,760, $18,482, $17,712, $197,130,
$124,109, $36,670, $178,759,  $108,322, $199,055, $371,228, $8,297, $627,925 and
$51,398, respectively, in brokerage commissions for research services.

For the fiscal year ended October 31, 1999, Aggressive Growth Equities, Convertible Securities, Earnings Momentum, Large Cap Growth, Large Cap Value, Select Equities, Small Cap Growth, Value Opportunities, Asia Pacific Equities, Emerging Markets Equities, European Equities, International Equities, Japanese Equities and Latin America Equities paid $372,463, $261,448, $220,249, $33,164, $253,309, $326,907, $610,412, $233,315, $414,037, $211,626, $371,228, $8,297,
$656,897 and $54,510, respectively, in brokerage commissions.

INVESTMENT RESTRICTIONS

The investment restrictions numbered 1 through 8 below have been adopted by the Company with respect to the Funds as fundamental policies (except as otherwise provided in 1). A fundamental policy affecting a particular Fund may not be changed without the vote of a majority of the outstanding shares of the affected Fund. Investment restrictions 9 and 10 with respect to a Fund may be changed by vote of a majority of the Company's Board of Directors at any time.

Investment policies adopted by the Company are:

1. No Fund will borrow money, except that (a) a Fund may borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, (b) Core Fixed Income, Mortgage-Backed Securities, Total Return Mortgage-Backed Securities, Latin America Equities and Money Market may each enter into reverse repurchase agreements, (c) Core Fixed Income, Mortgage-Backed Securities and Total Return Mortgage-Backed Securities may utilize mortgage dollar rolls, and (d) each Fund other than Money Market may enter into futures contracts for hedging purposes subject to the conditions set forth in paragraph 8 below. The total amount borrowed by a Fund (including, for this purpose, reverse repurchase agreements and mortgage dollar rolls) at any time will not exceed 30% (or, in the case of Money Market, 10%) of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. As an operating policy, whenever borrowings pursuant to (a) exceed 5% (or, in the case of Money Market, 10%) of the value of a Fund's total assets, the Fund will not purchase any securities.

2. No Fund will issue senior securities as defined in the 1940 Act, provided that the Funds may (a) enter into repurchase agreements; (b) purchase securities on a when-issued or delayed delivery basis; (c) purchase or sell financial futures contracts or options thereon; and (d) borrow money in accordance with the restrictions described in paragraph 1 above.

3. No Fund will underwrite securities of other companies, except insofar as the Fund might be deemed to be an underwriter for purposes of the Securities Act by virtue of disposing of portfolio securities.

4. No Fund will purchase any securities that would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of any one particular industry or group of industries, provided that this limitation shall not apply to any Fund's purchase of U.S. Government Securities, and, in the case of Money Market, to the purchase of obligations of domestic branches of United States banks. The European Equities Fund may invest more than 25% of the value of its total assets in a single European country, the International Equities Fund may invest more than 25% of the value of its total assets in shares of registered investment companies, the Japanese Equities Fund may invest more than 25% of the value of its total assets in debt securities issued or guaranteed by the Japanese government and the Emerging Markets Income Fund may invest more than 25% of the value of its total assets in debt securities issued or guaranteed by the governments of Emerging Markets
     Countries. In determining industry classifications for foreign issuers, each Fund will use reasonable classifications that are not so broad that the primary economic characteristic of the companies in a single class are materially different. Each Fund will determine such classifications of foreign issuers based on the issuer's principal or major business activities.

5. No Fund will invest in real estate, real estate mortgage loans, residual interests in REMICs, oil, gas and other mineral leases (including other universal exploration or development programs), or real estate limited partnerships, except that a Fund may purchase securities backed by real estate or interests therein, or issued by companies, including real estate investment trusts, which invest in real estate or interests therein, and except that Core Fixed Income, Total Return Mortgage-Backed Securities and Mortgage-Backed Securities are not prohibited from investing in real estate mortgage loans.

6. No Fund may make loans of cash except by purchasing qualified debt obligations or entering into repurchase agreements.

7. Each Fund may effect short sales of securities or maintain a short position only if the Fund at the time of sale either owns or has the right to acquire at no additional cost securities equivalent in kind and amount to those sold.

8. No Fund will invest in commodities or commodities contracts, except that each Bond Fund or Equity Fund may enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts does not exceed 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. The entry into foreign currency forward contracts shall not be deemed to involve investing in commodities.

9. No Fund will purchase securities on margin, except that a Fund may obtain any short-term credits necessary for clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts and related options will not be deemed to be a purchase of securities on margin.

10. No Fund will purchase the securities of an issuer for the purpose of acquiring control or management thereof except that Asia Pacific Equities, Emerging Markets Equities and Latin America Equities may acquire the securities of subsidiaries in order to facilitate investing in the securities of foreign issuers.

The percentage limitations contained in the restrictions listed above apply, with the exception of (1), at the time of purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the Fund.

DIRECTORS AND OFFICERS OF THE COMPANY

A board of five directors is responsible for overseeing the Fund's affairs. The Fund has an executive committee, consisting of Marc I. Stern, Chairman, John C. Argue and Thomas E. Larkin, which may act for the Board of Directors between meetings, except where Board action is required by law. The directors and officers of the Fund, and their business addresses and their principal occupations for the last five years are set forth below.

Name and Address Principal Occupations and Other Affiliations

Marc I. Stern* (55)                      President and Director, The TCW Group, Inc. (formerly TCW Management
Chairman                                 Company); Chairman, the Adviser; President and Vice Chairman, TCW
865 South Figueroa Street                Asset Management Company; Chairman, TCW Americas Development, Inc.;
Los Angeles, California  90017           Chairman,  TCW London International, Limited and Executive Vice
                                         President, Trust Company of the West.  Chairman, Apex Mortgage Capital,
                                         Inc. (Since October 1997). Director of Qualcomm Incorporated (wireless communications); formerly President of Sun America, Inc. (financial services company).

Alvin R. Albe* (46)                      President  and Director of the Adviser and Executive Vice President
Director and President                   and  Director of TCW Asset  Management  Company and Trust Company of
865 South Figueroa Street                the  West.  Mr.  Albe is also  Executive Vice President of the TCW
Los Angeles, California  90017           Group,  Inc. Prior to joining The TCW Group, Inc. and its affiliates and subsidiaries ("TCW") in 1991, Mr. Albe was President of Oakmont
                                         Corporation, a privately held corporation which administers and manages assets for several families and individuals.

Thomas E. Larkin, Jr.* (59)              President and Director,  Trust Company of the West; Vice Chairman and
Director                                 Director, TCW Asset Management Company;  Executive Vice President and
865 South Figueroa Street                Director,  The TCW Group, Inc.; Vice Chairman of the Adviser;  Member
Los Angeles, California 90017            of the Board of Trustees of the  University  of Notre Dame;  Director
                                         of Orthopedic  Hospital of Los Angeles;  Senior Vice  President,  TCW
                                         Convertible Securities Fund, Inc.

John C. Argue (67)                       Of Counsel,  Argue  Pearson  Harbison &  Myers (law firm);  Director,
Director                                 Avery Dennison  Corporation  (manufacturer of self-adhesive  products
444 South Flower Street                  and office  supplies),  Apex  Mortgage  Capital,  Inc.  (real  estate
Los Angeles, California 90071            investment trust);  Nationwide Health  Properties,  Inc. (real estate
                                         investment   trust)  and  TCW  Convertible   Securities  Fund,  Inc.;
                                         Advisory  Director,  LAACO Ltd.  (owner and operator of private clubs and real estate).

Norman Barker, Jr. (77)                  Former  Chairman of the Board,  First  Interstate  Bank of California
Director                                 and former Vice  Chairman  of the Board,  First  Interstate  Bancorp;
9601 Wilshire Blvd.                      Director,  American Health  Properties,  Inc.,  Bank Plus Corp.,  ICN
Beverly Hills, CA  90210                 Pharmaceuticals, Inc., TCW Convertible Securities Fund, Inc.

Richard W. Call (75)                     Former  President,  The  Seaver  Institute  (a  private  foundation);
Director                                 Director,  TCW  Convertible  Securities  Fund,  Inc.  and The  Seaver
c/o Mayer, Brown & Platt                 Institute.
Counsel to the Independent Directors
1675 Broadway
New York, NY  10019

Matthew K. Fong (45)                     Since 1999 Mr. Fong has been Of Counsel to the Los Angeles  based law
Director                                 firm of  Sheppard,  Mullin,  Richter &  Hamilton.  From 1995 to 1998,
333 South Hope Street                    Mr.  Fong  served as State  Treasurer  for the  State of  California.
Los Angeles, CA  90071                   From  1991 to 1994,  Mr.  Fong was Vice  Chairman  of the  California
                                         State Board of  Equalization,  California's  elected tax agency.  Mr.
                                         Fong is a director of ESS  Technology,  Inc.  and  American  National
                                         Title and  serves as a Regent of  Pepperdine  University  and the Los
                                         Angeles  Children's  Hospital.  Mr. Fong is also a Lt. Colonel in the
                                         U.S. Air Force Reserves.


----------------------
* Directors who are or may be deemed to be "interested persons" of the Company as defined in the 1940 Act. Messrs. Stern Albe and Larkin are officers of the Adviser.

Compensation of Independent Directors

The Company pays each Independent Director an annual fee of $35,000 plus a per meeting fee of $500 for meetings of the Board of Directors or Committees of the Board of Directors attended by the Director prorated among the Funds. The Company also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers of the Company who are employed by the Adviser or an affiliated company thereof receive no compensation nor expense reimbursement from the Company.

The  following  table   illustrates  the  compensation  paid  to  the  Company's
Independent Directors by the Company for the fiscal year ended October 31, 1999.

Name of Independent Director             Aggregate Compensation From the Company
---------------------------
John C. Argue                                            $40,500
Norman Barker, Jr.                                       $40,500
Richard W. Call                                          $40,500
Matthew K. Fong                                          $19,500

The following table illustrates the total compensation paid to Company's Independent Directors for the calendar year ended December 31, 1999 by the TCW Convertible Securities Fund, Inc. in the case of Messrs. Argue, Barker and Call, as well as from the Company. TCW Convertible Securities Funds, Inc. is included solely because the Company's Adviser, TCW Investment Management Company also serves as its investment adviser.

                         For Service as Director
                         and Committee Member of       Total Cash Compensation
                          the TCW Convertible            from TCW Galileo Funds,
Name of Independent           Securities               Inc., and TCW Convertible
     Director                 Fund, Inc.                 Securities Fund, Inc.
-------------------      -----------------------      -------------------------
John C. Argue                      $11,250                       $51,750
Norman Barker, Jr.                 $12,750                       $53,250
Richard W. Call                    $12,750                       $53,250

The officers of the Company who are not also directors of the Company are:

                                Position(s) Held           Principal Occupation(s)
   Name and Address             with Company               During Past 5 Years(1)
   ----------------             ----------------           -----------------------

Michael E. Cahill (49)*         Senior Vice                Managing Director, General Counsel and Secretary,
                                President,                 the Adviser, The TCW Group, Inc., Trust Company of
                                General                    the West and TCW Asset Management Company; formerly
                                Counsel                    General Counsel and Senior Vice President
                                and Assistant              of Act III Communications  (media and entertainment
                                Secretary                  business).

Jeffrey Peterson (54)*          Senior Vice President      Managing  Director,  Trust Company of the West, TCW
                                                           Asset Management Company and the Adviser; President,
                                                           TCW Brokerage Services.

Philip K. Holl (50)*            Secretary                  Senior  Vice   President  and   Associate   General
                                                           Counsel,  Trust  Company  of the  West,  TCW  Asset
                                                           Management  Company and the  Adviser;  Secretary to
                                                           TCW Convertible Securities Fund, Inc.

Peter C. DiBona (41)            Treasurer                  Senior Vice  President,  Trust Company of the West,
                                                           TCW Asset Management Company and the Adviser.

------------------------
(1) Positions with The TCW Group, Inc. and its affiliates may have changed over time.

*    Address is 865 South Figueroa Street,  18th Floor, Los Angeles,  California
     90017

In addition, Hilary G.D. Lord, Managing Director and Chief Compliance Officer of Trust Company of the West, TCW Asset Management Company and the Adviser, is an Assistant Secretary of the Company. The directors and officers of the Company collectively own less than 1% of the outstanding shares of any Fund.

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Company and the Adviser are parties to an Investment Management and Advisory Agreement ("Advisory Agreement"). The Adviser was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. (formerly TCW Management Company). Robert A. Day may be deemed to be a control person of the Adviser by the virtue of the aggregate ownership of Mr. Day and his family of more than 25% of the outstanding voting stock of The TCW Group, Inc. Under the Advisory Agreement, the Company retains the Adviser to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, to administer its day-to-day operations, and to be responsible for overall management of the Company's business affairs subject to control by the Board of Directors of the Company. The Adviser is responsible for obtaining and evaluating economic, statistical, and financial data and for formulating and implementing investment programs in furtherance of the Company's investment objectives.

The Adviser has retained, at its sole expense, an affiliated company to act as Sub-Adviser to certain of the Funds. TCW London International, Limited (regulated by I.M.R.O.) is a Sub-Adviser to the Asia Pacific Equities, Emerging Markets Equities, European Equities, Japanese Equities and International Equities Funds. TCW London is a wholly-owned subsidiary of The TCW Group, Inc. (the "Sub-Adviser"). The Sub-Adviser provides its respective Funds with investment advice and portfolio management subject to the overall supervision of the Adviser.


The Adviser furnishes to the Company office space at such places as are agreed upon from time to time and all office facilities, business equipment, supplies, utilities and telephone service necessary for managing the affairs and investments and arranges for officers or employees of the Adviser to serve, without compensation from the Company, as officers, directors or employees of the Company if desired and reasonably required by the Company.

The fee allocable to each Fund is calculated daily by applying the annual management fee percent for the Fund to the Fund's net asset value. The fee is payable for each calendar month as soon as practicable after the end of that month. In addition, prior to fiscal year ended October 31, 1998, each Bond and Equity Fund and Emerging Markets Income reimbursed the Adviser for the costs of providing accounting services to the Fund, including maintaining the Fund's financial books and records, calculating its daily net asset value, and preparing its financial statements, in an amount not exceeding $35,000 for the applicable fiscal year (subject to any expense limit described below). Money Market also reimbursed the Adviser for the Fund's accounting services, but in an amount not exceeding 0.10% of the Fund's average daily net assets. The total amounts paid, exclusive of any expense reimbursement by the Adviser and payment of any accounting fees by the Funds, for the fiscal years ended October 31, 1997 and 1998 were: Money Market - $592,000 and $678,000; Core Fixed Income - $77,000 and $229,000; High Yield Bond - $1,612,000 and $1,530,000; Mortgage-Backed Securities - $265,000 and $250,000; Total Return Mortgage-Backed Securities - $512,000 and $439,000; Aggressive Growth Equities - $1,090,000 and $1,002,000;
Earnings Momentum - $828,000 and $594,000; Select Equities - $1,628,000 and $1,150,000; Small Cap Growth - $1,290,000 and $1,313,000; Asia Pacific Equities
- $457,000 and $112,000;  Emerging Markets Equities - $623,000 and $327,000; and
Latin America Equities - $754,000 and $313,000. During the fiscal period January 2, 1997 to October 31, 1997 and fiscal year ended October 31, 1998, Convertible Securities paid $198,000 and $237,000, respectively, in advisory fees. During the fiscal period November 3, 1997 to October 31, 1998 Value Opportunities paid $274,000 in advisory fees, European Equities paid $412,000 in advisory fees and Japanese Equities paid $116,000 in advisory fees. During the fiscal period June 3, 1998 to October 31, 1998, Large Cap Growth paid $17,000 in advisory fees, Large Cap Value paid $19,000 in advisory fees and Emerging Markets Income paid $71,000 in advisory fees.

For the fiscal year ended October 31, 1999, the total amounts paid in advisory fees, exclusive of any expense reimbursement by the Adviser, were: Money Market
-  $541,000;  Core  Fixed  Income -  $307,000;  High  Yield  Bond -  $1,553,000;
Mortgage-Backed Securities - $232,000; Total Return Mortgage-Backed Securities - $470,000; Aggressive Growth Equities - $1,384,000; Aggressive Growth Equities - $1,384,000; Convertible Securities - $330,000; Earnings Momentum - $280,000; Large Cap Growth - $97,000; Large Cap Value - $330,000; Select Equities - $1,824,000; Small Cap Growth - $1,706,000; Value Opportunities - $235,000; Asia Pacific Equities - $143,000; Emerging Markets Equities - $212,000; Emerging Markets Income - $464,000; European Equities - $593,000; Japanese Equities - $371,000; and Latin America Equities - $70,000.

Except for expenses specifically assumed by the Adviser under the Advisory Agreement, each Fund bears all expenses incurred in its operations. Fund expenses include the fee of the Adviser; compensation and expenses of directors of the Company who are not officers or employees of the Adviser; registration, filing and other fees in connection with filings with regulatory authorities; fees and expenses of independent accountants; the expenses of printing and mailing proxy statements and shareholder reports; custodian and transfer and dividend disbursing agent charges; brokerage fees and commissions and securities transaction costs; taxes and corporate fees; legal fees; the fees of any trade association; the cost of stock certificates, if any, representing shares of the Fund; the organizational and offering expenses, whether or not advanced by the Adviser; expenses of shareholder and director meetings; premiums for the fidelity bond and any errors and omissions insurance; interest and taxes; and any other ordinary or extraordinary expenses incurred in the course of the Fund's business.

For the fiscal year ended October 31, 1999, the expenses (annualized) paid by the Funds' Class I, as a percentage of their average daily net assets, were:
Money Market - 0.38%, Core Fixed Income - 0.58% (after expense reimbursement); High Yield Bond - 0.90%; Mortgage-Backed Securities - 0.75% (after expense reimbursement); Total Return Mortgage-Backed Securities - 0.69%; Aggressive
Growth Equities - 1.14%; Convertible Securities - 1.03%; Earnings Momentum - 1.46%; Large Cap Growth - 1.30%; Large Cap Value - 0.79%; Select Equities - 0.88%; Small Cap Growth - 1.14%; Value Opportunities - 1.18%; Asia Pacific Equities - 2.03% (after expense reimbursement); Emerging Markets Equities - 2.02% (after expense reimbursement); Emerging Markets Income - 1.01%; European Equities - 1.01%; International Equities - 0.18%; Japanese Equities - 1.04%; and Latin America Equities - 2.20% (after expense reimbursement).

For the fiscal period March 1, 1999, to October 31, 1999, the expenses (annualized) paid by the Funds Class N, as a percentage of their average daily net assets (after expense reimbursement), were: Core Fixed Income - 1.00%; High Yield Bond - 1.30%; Total Return Mortgage-Backed Securities - 1.02%; Aggressive Growth Equities - 1.47%; Large Cap Growth - 1.46%; Large Cap Value - 1.46%; Select Equities - 1.46%; Small Cap Growth - 1.53%; and European Equities - 1.69%.

The Advisory Agreement also provides that each Fund (except for Money Market) will reimburse the Adviser for the Fund's organizational expenses. Such organizational expenses will be amortized by each Fund over five years.

The Advisory Agreement was approved by each Fund's shareholders on February 10, 1999, and will continue in effect as to each Fund initially for two years and thereafter from year to year if such continuance is specifically approved at least annually by (a) the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the Fund, and (b) vote of a majority of the directors who are not "interested persons" of the Company or the Adviser (the Independent Directors), cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated without penalty at any time on 60 days' written notice, by vote of a majority of the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement terminates automatically in the event of assignment.

The Company has acknowledged that the name "TCW" is owned by The TCW Group, Inc. (formerly, TCW Management Company) ("TCW"), the parent of the Adviser. The Company has agreed to change its name and the name of the Funds at the request of TCW if any advisory agreement into which TCW or any of its affiliates and the Company may enter is terminated.

The Advisory Agreement and Sub-Advisory Agreements also provides that the Adviser and Sub-Advisers shall not be liable to the Company for any actions or omissions if it acted in good faith without gross negligence, willful misfeasance, bad faith, or from reckless disregard of their duties.

DISTRIBUTION OF COMPANY SHARES

TCW Brokerage Services ("Distributor") serves as the nonexclusive distributor of each class of the Company's shares pursuant to an Amended and Restated
Distribution Agreement ("Distribution Agreement") with the Company which is subject to approval by the Board. The Distribution Agreement is terminable without penalty, on not less than 60 days' notice, by the Company's Board of Directors, by vote of holders of a majority of the Company's shares, or by the Distributor.

The Company offers two classes of shares: Institutional Class I shares and Class N shares. Shares of the Institutional Class are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowment, foundations, corporations and high net individuals. Class N shares are offered through firms which are members of the National
Association of Securities Dealers, Inc. ("NASD"), and which have dealer agreements with the Distributor and other financial intermediaries.

The Company has adopted a Plan Pursuant to Rule 18f-3 under the 1940 Act (" Rule 18f-3 Plan"). Under the Rule 18f-3 Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that:
(a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

The Company also has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan") with respect to the Class N shares of each Fund. Under the terms of the Distribution Plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N shares for distribution and related services. The Distributor may pay any or all of the fee payable to it for distribution and related services to the firms that are members of the NASD, subject to compliance by the firms with the terms of the dealer agreement between the firm and the Distributor. Under the terms of the Distribution Plan, services which a firm will provide may include, but are not limited to, the following functions: providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Class N shares; and assisting investors in completing application forms and selecting dividend and other account options.

For the fiscal period March 1, 1999, to October 31, 1999, the Funds' Class N made the following payments pursuant to the Distribution Plan: Core Fixed Income
- $88; High Yield Bond - $252; Total Return Mortgage-Backed Securities- $17; Aggressive Growth Equities - $2,143; Large Cap Growth - $31; Large Cap Value - $73; Select Equities - $7,658; Small Cap Growth - $347; and European Equities - $224.

The Distribution Plan provides that it may not be amended to materially increase the costs which Class N shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of Class N, and by vote of a majority of both (i) the Board of Directors of the Company, and (ii) those Directors of the Company who are not "interested persons" of the Company (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

The Distribution Plan was approved by the Company's Board of Directors on December 17, 1998 and provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the by a vote of a majority of both (i) the Board of Directors of the Company, and (ii) those Directors of the Company who are not "interested persons" of the Company (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2000, the following owned 5% or more of the outstanding shares of Class I of the following Funds:

Aggressive Growth Equities -- Tifkat, L.P. (8.88%) and Wachovia Bank of NC TTEE Freedom Communications Inc. (6.04%); Convertible Securities -- BNY Western Trust Company Cust. TCW Profit Sharing Trust (5.51%), Buck Foundation (7.91%), Daniel
J. Donohue Living Trust (7.91%), Kings College (9.06%), Maine State Retirement System (10.35%), Seaver Institute (5.65%), City of Tallahassee (6.02%), Transition Zone Horticultural Institute Inc. (5.22%) and Yasuda Fire & Marine Insurance Company of America (8.91%); Earnings Momentum -- State Street Bank TTEE Goldman Sachs Pension Plan (91.17%); Large Cap Growth -- Carpenters Health & Welfare Trust for Southern California (39.16%), G.W. and E.G. Mead Foundation (25.30%), Rosenblatt Family Trust (6.55%) and TCW Capital Investment Corporation (8.31%); Large Cap Value -- Mac & Co. Mutual Fund Operations (15.20%) and Salk Institute (39.14%); Select Equities -- Egleston Children's Hospital (6.93%), Salk Institute (5.36%) and Charles Schwab & Co. Inc. Reinvestment Account (8.76%); Small Cap Growth -- Mac & Co. Mutual Fund Operations (11.09%) and The University of Tennessee (8.18%); Value Opportunities -- BNY Western Trust Company Cust. TCW Profit Sharing Plan (5.43%), G. Fulton Collins III (9.25%), Harold R. Frank Trust (6.00%), Henry Kravis TTEE Raymond & Bessie Kravis Foundation (5.63%), G.W. and E.G. Mead Foundation (6.41%), Norred 1987 Trust (5.96%), Edward D. Robson Trust (7.88%) and Tifkat, L.P. (21.38%); Money Market -- BNY Western Trust Company Cust. TCW Profit Sharing Trust (5.62%), Saxon and Co. (32.82%) and TCW Capital Investment Corporation (11.12%); Core Fixed Income -- Bank of America Cust. Hilton Charitable Remainder Trust (28.84%), Cedars-Sinai Medical Center (10.34%), The Christ Child Society (5.63%), Joseph
B. Gould Foundation (7.58%), G.W. and E.G. Mead Foundation (8.16%) and Saint Johns Health Center Foundation (9.87%); High Yield Bond -- Collins Investments Inc. (5.84%), Maine State Retirement System (23.84%) and City of Tallahassee (10.47%); Mortgage-Backed Securities -- Mac & Co. Mutual Funds Operations
(72.45%), The College Fund/UNCF Endowed Scholarship Fund (9.22%) and United Negro College Fund (5.49%); Total Return Mortgage-Backed Securities -- Bost & Co. Mutual Funds Operations (22.17%), Cedars Sinai Medical Center Defined Benefit Pension Plan (6.13%), Mac & Co. Mutual Funds Operations (33.91%) and St. Vincents Medical Center Foundation (16.49%); Asia Pacific Equities -- Steven Heller (12.20%), Sobrato Development Company (63.38%) and TCW Galileo International Equities Fund (8.99%); Emerging Markets Equities -- Bankers Trust Company TTEE Cravath Swaine & Moore Retirement Plan (5.97%), Bank of America Cust. Hilton Charitable Remainder Trust (20.34%), City of Bay City Police & Fire Retirement System (5.92%), Chase Manhattan Bank Cust. Via Health Pension Plan (8.08%), Fleet National Bank Cust. University of Massachusetts (7.69%), Salk Institute (10.60%), City of Southfield Fire and Police Retirement System (9.89%) and Worcester Polytechnic Institute (12.02%); Emerging Markets Income -- Bank of America Cust. Hilton Charitable Remainder Trust (13.42%), Claremont McKenna College (20.10%), Kresge Foundation (5.91%), Maine State Retirement System (29.18%), University of Pittsburgh (9.33%) and City of Tallahassee (13.23%); European Equities -- Northern Trust Co. Cust. Modern Woodmen of America (15.60%), Salk Institute (5.93%) and TCW Galileo International Equities Fund (57.95%); International Equities -- Barlow Group (7.95%), First Insurance Company of Hawaii (32.56%), Institute of the Americas (6.34%), Northern Trust Co. Cust. Kathleen McCarthy (13.88%) and Salk Institute (32.09%); Japanese Equities -- Bank of America Cust. Hilton Charitable Reminder Trust (41.67%), Ralph C. Stayer (9.67%), TCW Galileo International Equities Fund (25.92%) and Tifkat, L.P. (12.88%); and Latin America Equities -- John Estrada MD Pension Plan Trust (5.34%), Gibson Company Profit Sharing Plan (9.84%), Carla Hills (10.10%), Henry Kravis TTEE Raymond & Bessie Kravis Foundation (21.86%), Charles Schwab & Co. Inc. Reinvestment Account (6.22%), TCW Galileo International Equities Fund (16.24%) and Consuelo Zobel Alger Foundation (8.87%). All communications to these shareholders can be addressed to TCW Investment Management Company, 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017, Attention: Investor Relations Department.

As of January 31, 2000, the following owned 5% or more of the outstanding shares of Class N of the following Funds: Aggressive Growth Equities -- National Financial Services Corp FBO Customers, 200 Liberty Street, New York, New York 10281 (18.33%) and Charles Schwab & Co. Reinvestment Account, 101 Montgomery Street, San Francisco, California 94104 (55.98%); Large Cap Growth -- Martin and Muriel Jacob, 549 Charles Ave., Kingston, Pennsylvania 18704 (5.62%), D. Jane Rush, P.O. Box 573, Spicewood, Texas 78669 (10.57%), Charles Schwab & Co. Inc. Reinvestment Account, 101 Montgomery Street, San Francisco, California 94104 (26.17%), Tucker Anthony Inc., 35306 Pabst Road, Oconomowoc Wisconsin 53066
(30.77%), Jeffrey Kelley IRA, 44630 Albert Drive, Plymouth, Michigan 48170 (10.74%) and John McGrath IRA, 15575 Falcon Ridge Court, Colorado Springs, Colorado 80921 (10.16%); Large Cap Value -- Douglas and Lynn Allen, 1240 Lorain Road, San Marino, California 91108 (13.93%) and Charles Schwab & Co. Inc. Reinvestment Account, 101 Montgomery Street, San Francisco, California 94104 (82.96%); Select Equities -- Resources Trust Company FBO Customers, P.O. Box 3865, Englewood, Colorado 80155 (17.10%) and Charles Schwab & Co. Inc. Reinvestment Account, 101 Montgomery Street, San Francisco, California 94104 (65.05%); Small Cap Growth -- National Financial Services Corp. FBO Customers, 200 Liberty Street, New York, New York 10281 (11.76%), Resources Trust Company FBO Customers, P.O. Box 3865 Englewood, Colorado 80155 (18.99%), Charles Schwab & Co., Inc. Reinvestment Account, 101 Montgomery Street, San Francisco, California 94104 (42.15%) and Sterling Trust Company FBO Shook National Corp.
Retirement Plan, 1380 Lawrence Street, Denver, Colorado 80204 (5.16%); Core Fixed Income -- Laurence and Esperanza Mahan, 50 W. Portal Avenue, San Francisco, California 94127 (10.80%) and Charles Schwab & Co. Inc. Reinvestment Account, 101 Montgomery Street, San Francisco, California 94014 (89.19%); High Yield Bond -- Charles Schwab & Co. Inc. Reinvestment Account 101 Montgomery Street, San Francisco, California 94104 (99.24%); Total Return Mortgage-Backed Securities -- Robert Horst, 12 Oaktree Lane, Williamsport, Maryland 21795 (27.94%) and Charles Schwab & Co. Inc. Reinvestment Account, 101 Montgomery Street, San Francisco, California 94104 (72.03%); and European Equities -- Helen Kilpatrick, 11 Chester Street, London, United Kingdom and Charles Schwab & Co. Inc. 101 Montgomery Street, San Francisco, California 94104 (17.21%).

ADMINISTRATION AGREEMENT

Investors Bank & Trust Company ("Administrator") serves as the administrator of the Company pursuant to an Administration Agreement. Under the Administration Agreement, the Administrator will provide certain administrative services to the Company, including: fund accounting; calculation of the daily net asset value of each Fund; monitoring the Company's expense accruals; calculating monthly total return and yield figures; prospectus and statement of additional information compliance monitoring; preparing certain financial statements of the Company; and preparing the Company's Form N-SAR.

CODE OF ETHICS

The  Adviser  is  subject  to the Code of  Ethics  with  respect  to  investment transactions in which the Adviser's officers, directors and certain other persons have a beneficial interest to avoid any actual or potential conflict or abuse of their fiduciary position. The Code of Ethics contains several restrictions and procedures designed to eliminate conflicts of interest including: (a) pre-clearance of non-exempt personal investment transactions; (b) quarterly reporting of personal securities transactions; (c) a prohibition against personally acquiring securities in an initial public offering, entering into uncovered short sales and writing uncovered options; (d) a seven day "black out period" prior or subsequent to a Fund transaction during which portfolio managers are prohibited from making certain transactions in securities which are being purchased or sold by a client of such manager; (e) a prohibition, with respect to certain investment personnel, from profiting in the purchase and sale, or sale and purchase, of the same (or equivalent) securities within 60 calendar days; and (f) a prohibition against acquiring any security which is subject to firm wide or, if applicable, a department restriction of the Adviser. The Code of Ethics provides that exemptive relief may be given from certain of its requirements, upon application.

DETERMINATION OF NET ASSET VALUE

As discussed in the Prospectus, the Company will not calculate the net asset value of the Funds on certain holidays, weekends and when there is no activity in a Fund's shares. On those days, securities held by a Fund may nevertheless be actively traded, and the value of the Fund's shares could be significantly affected.

A Fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding.

HOW TO BUY AND REDEEM SHARES

Shares in a Fund may be purchased and redeemed in the manner described in the Prospectus and in this Statement of Additional Information.

Computation of Public Offering Prices

The Funds offer their shares to the public on a continuous basis. The public offering price per share of each Fund is equal to its net asset value per share next computed after receipt of a purchase order. See "Determination of Net Asset Value", above.

Distributions in Kind

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by distribution in kind of portfolio securities in lieu of cash. Shareholders receiving distributions in kind may incur brokerage commissions or other costs when subsequently disposing of shares of those securities.

HOW TO EXCHANGE SHARES

A shareholder may exchange all or part of its shares of one Fund for shares of another Fund (subject to receipt of any required state securities law clearances with respect to certain Funds in the shareholder's state of residence). An exchange of shares is treated for federal income tax purposes as a redemption
(sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. See "Distributions and Taxes" below.

The exchange privilege enables a shareholder to acquire shares in a Fund with different investment objectives or policies when the shareholder believes that a shift between Funds is an appropriate investment decision.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the Fund being acquired. The Company reserves the right to reject any exchange request.

As described in the Prospectus, the exchange privilege may be terminated or revised by the Company.

PURCHASES-IN-KIND

The Funds may, at the sole discretion of the Adviser, accept securities in exchange for shares of a Fund. Securities which may be accepted in exchange for shares of any Fund must: (1) meet the investment objectives and policies of the Fund; (2) be acquired for investment and not for resale; (3) be liquid securities which are not restricted as to transfer either by law or liquidity of market (determined by reference to liquidity policies established by the Board of Directors); and (4) have a value which is readily ascertainable as evidenced by, for example, a listing on a recognized stock exchange.

DISTRIBUTIONS AND TAXES

Each of the Funds intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). A Fund that is a regulated investment company and distributes to its shareholders at least 90% of its taxable net investment income (including, for this purpose, its net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses), will not be liable for federal income taxes to the extent its taxable net investment income and its net realized long-term and short-term capital gains, if any, are distributed to its shareholders. However, a Fund will be taxed on that portion of taxable net investment income and long-term and short-term capital gains that it retains. Furthermore, a Fund will be subject to United States corporate income tax (and possibly state or local income or franchise tax) with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to meet the 90% distribution requirement.

To qualify as a regulated investment company, in addition to the 90% distribution requirement described above, a Fund must: (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business in investing in such stock, securities or currencies, and (b) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's assets is represented by cash items, U.S. Government Securities and other securities, limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government Securities) or in the securities of two or more issuers (other than U.S. Government Securities) which the Fund controls (i.e., holds at least 20% of the combined voting power) and which are engaged in the same or similar trades or businesses or related trades or businesses.

With respect to the Equity Funds that invest in foreign currency or forward foreign exchange contracts, Core Fixed Income and Emerging Markets Income, gains from such foreign currency and forward foreign exchange contracts relating to investments in stocks, securities or foreign currencies are considered to be qualifying income for purposes of the 90% gross income test described in clause
(a) above, provided such gains are directly related to the Fund's principal business of investing in stock or securities. It is currently unclear, however, who will be treated as the issuer of certain foreign currency instruments or how foreign currency contracts will be valued for purposes of the asset diversification requirements applicable to the Fund described in clause (c) above. Until such time as these uncertainties are resolved, each Fund will utilize the more conservative, or limited, definition or approach with respect to determining permissible investments in its portfolio.

Investments in foreign currencies, forward contracts, options, futures contracts and options thereon may subject a Fund to special provisions of the Internal Revenue Code that may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to a Fund, and may defer Fund losses. These rules also (a) could require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they had been closed out in a fully taxable transaction) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.

As a general rule, a Fund's gain or loss on a sale or exchange of an investment will be a long-term capital gain or loss if the Fund has held the investment for more than one year and will be a short-term capital gain or loss if it has held the investment for one year or less. Furthermore, as a general rule, a shareholder's gain or loss on a sale or redemption of Fund shares will be a long-term capital gain or loss if the shareholder has held his or her Fund shares for more than one year and will be a short-term capital gain or loss if he or she has held his or her Fund shares for one year or less. For federal, state and local income tax purposes, an exchange by a shareholder of shares in one Fund or securities for shares in a Fund will be treated as a taxable sale for a purchase price equal to the fair market value of the shares received.

Any loss realized on the disposition by a shareholder of its shares in a Fund will be disallowed to the extent the shares disposed of are replaced with other Fund shares, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a period (of 61 days) beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends (as defined below) received by the shareholder with respect to such share.

While only the Equity Funds expect to realize a significant amount of net long-term capital gains, any such realized gains will be distributed as described in the Prospectus. See "Dividends, Distributions and Taxes" in the Prospectus. Such distributions ("capital gain dividends"), if any, will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares, and will be designated as capital gain dividends in a written notice mailed to the shareholder after the close of the Fund's prior taxable year. A Fund may be subject to taxes in foreign countries in which each invests. If such a Fund invests in an entity which is classified as a "passive foreign investment company" ("PFIC") for U.S. tax purposes, the application of certain technical tax provisions applying to such companies could result in the imposition of federal income tax with respect to such investments at the Fund level which could not be eliminated by distributions to the shareholders of the Fund. It is not anticipated that any taxes at the Fund level with respect to investments in PFICs will be significant.

In computing its net taxable (and distributable) income and/or gains, a Fund may choose to take a dividend paid deduction for a portion of the proceeds paid to redeeming shareholders. This method (sometimes referred to as "equalization") would permit the Fund to avoid distributing to continuing shareholders taxable dividends representing earnings included in the net asset value of shares redeemed. Using this method will not affect the Fund's total return. Since there are some unresolved technical tax issues relating to use of equalization by a fund, there can be no assurance that the Internal Revenue Service will agree with the Fund's methodology and/or calculations which could possibly result in the imposition of tax, interest or penalties on the Fund. It should also be noted that a recent proposal submitted to Congress as part of President Clinton's proposed Budget would (if enacted) limit the use of equalization for taxable years beginning after the date of enactment.

Under the Internal Revenue Code, a nondeductible excise tax of 4% is imposed on a Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its ordinary income for that calendar year and at least 98% of the net amount of its capital gains (both long-term and short-term) for the one-year period ending on October 31 of such calendar year (or December 31 if the Fund so elects), plus any undistributed amounts of taxable income for prior years. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. Each Fund intends to meet these distribution requirements to avoid the excise tax liability.

Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made to shareholders of record in such a month are treated as paid and are taxable as of December 31, provided that the Fund pays the dividend during January of the following year.

If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that it has provided a correct taxpayer identification number and that it is not subject to "backup withholding," then the shareholder may be subject to a 31% "backup withholding" tax with respect to: (a) taxable dividends and distributions, and,
(b) the proceeds of any redemptions of Fund shares. An individual's taxpayer identification number is his social security number. The 31% "backup withholding" tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

Dividends to shareholders who are non-resident aliens may be subject to a 30% United States withholding tax under provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders should consult their own tax advisers.

The foregoing is a general and abbreviated summary of the applicable provisions of the Internal Revenue Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Internal Revenue Code sections and the Treasury Regulations promulgated thereunder. The Internal Revenue Code and these Regulations are subject to change by legislative or administrative action.

Each shareholder will receive annual information from its Fund regarding the tax status of Fund distributions. Shareholders are urged to consult their attorneys or tax advisers with respect to the applicability of federal, state, local, estate and gift taxes and non-U.S. taxes to their investment in the Fund.

INVESTMENT RESULTS

From time to time, the Company may quote the performance of a Fund in terms of yield, actual distributions, total return or capital appreciation in reports or other communications to shareholders or in other published material.

The Bond Funds may quote a 30-day yield figures which is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:

YIELD = 2[(a-b) + 1)6 - 1]
           ---
           cd

Where:

         a   =    dividends and interest earned during the period.

         b   =    expenses accrued for the period (net of reimbursement).

        c    =    the average daily number of shares  outstanding during the period that were entitled to receive dividends.

         d   =    the maximum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by one of the Bond Funds at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

The yield of Money Market is its net income expressed in annualized terms. The SEC requires by rule that a yield quotation set forth in an advertisement for a "money market" fund be computed by a standardized method based on a historical seven calendar day period. The standardized yield is computed by determining the net change (exclusive of realized gains and losses and unrealized appreciation and depreciation) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period return by 365/7. The determination of net change in account value reflects the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and such additional shares, and all fees that are charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average account size. Money Market may also calculate its effective yield by compounding the unannualized base period return (calculated as described above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one.

The yield quoted at any time represents the amount being earned on a current basis for the indicated period and is a function of the types of instruments in Money Market, their quality and length of maturity, and the Fund's operating expenses. The length of maturity for the Fund is the average dollar weighted maturity of the Fund. This means that the Fund has an average maturity of a stated number of days for all of its issues. The calculation is weighted by the relative value of the investment.

Each Bond Fund's and Equity Fund's total return may be calculated on an "average annual total return" basis, and may also be calculated on an "aggregate total return" basis, for various periods. Average annual total return reflects the average annual percentage change in the value of an investment in a Fund over the particular measuring period. Aggregate total return reflects the cumulative percentage change in value over the measuring period. Average annual total return figures provided for the Bond Funds and Equity Funds will be computed according to a formula prescribed by the SEC. The formula for an average annual total return can be expressed as follows:

P(1+T)n `ERV

Where:

         P   =    hypothetical initial payment of $1,000

         T   =    average annual total return

         n   =    number of years

         ERV Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods or the life of the Fund

The formula for calculating aggregate total return can be expressed as follows:

Aggregate Total Return  [( ERV ) - 1 ]
                           ---
                            P

The calculation of average annual total return and aggregate total return assumes reinvestment of all income dividends and capital gain distributions on the reinvestment dates during the period and includes all recurring fees charged to all shareholder accounts.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period and reflects deduction of all nonrecurring charges at the end of the measuring period covered by the computation. A Fund's net investment income changes in response to fluctuations in interest rates and the expenses of the Fund.

A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Investors should recognize that, because the Bond Funds will have a high component of fixed-income securities, in periods of declining interest rates the yields of the Bond Funds will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates yields will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to the Bond Funds from the continuous sale of shares will likely be invested in portfolio instruments producing lower yields than the balance of the Bond Funds' securities, thereby reducing the current yields of the Bond Funds. In periods of rising interest rates, the opposite can be expected to occur.

Comparative performance information may be used from time to time in publishing information about the Company's shares, including data from Lipper Analytical Services, Inc., CDA Technologies, Inc., or similar independent services which monitor the performance of mutual funds or with other appropriate indexes of investment securities. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. A Fund may compare its performance to other investments or relevant indexes including, but not limited to, the following: High Yield Bond -- First Boston High Yield Index, Salomon Brothers High Yield Cash Pay Index and Lehman Brothers Government/Corporate Bond Index; High Yield Bond and Core Fixed Income -- Lehman Brothers Aggregate Bond Index; Core Fixed Income and Total Return Mortgage-Backed Securities -- Salomon Brothers Broad Investment Grade Index; Total Return Mortgage-Backed Securities -- Lehman Brothers Mortgage-Backed Securities Index; Mortgage-Backed Securities -- Salomon Brothers Three Month Treasury Bill Benchmark and Salomon Brothers One Year U.S. Treasury Bill Index; Convertible Securities -- First Boston Convertible Index, NASDAQ Composite and Standard & Poor's 500 w/income; Select Equities -- Standard & Poor's 500; Large Cap Growth -- S&P/BARRA Growth Index; Large Cap Value -- S&P/BARRA Value Index; Small Cap Growth - National Association of Securities Dealers Automated Quotations System, Lipper Small Company Gross Average and Russell 2000; Small Cap Value -- Value Line Index and Russell 2000; Earnings Momentum -- Standard & Poor's 500, Standard & Poor's Midcap 400, and the Russell 2000; Aggressive Growth Equities -- Standard & Poor's Midcap 400, Russell Midcap Index, and the Wilshire Midcap Index; Asia Pacific Equities -Morgan Stanley Combined Far East ex Japan Index; Emerging Markets Equities - International Finance Corporation Emerging Markets Equities Total Return Investable Index; Emerging Markets Income -- Emerging Markets Bond Index Plus; European Equities -- Morgan Stanley Capital International European Equities Index; International Equities -- Morgan Stanley Capital International EAFE Index; Japanese Equities -- Morgan Stanley Capital International Japanese Equities Index; Tokyo Stock Exchange First Section Index; Latin America Equities -- Baring Securities Emerging Markets Equities Index, International Finance Corporation Total Return Latin America Investable Index, and Morgan Stanley Capital International Latin America Index; and Money Market -- Donoghue's Money Fund Average and the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

ORGANIZATION, SHARES AND VOTING RIGHTS

The Company was incorporated as a Maryland corporation on September 15, 1992 and is registered with the Securities and Exchange Commission as an open-end, management investment company. The Company has acknowledged that the name "TCW" is owned by The TCW Group, Inc. ("TCW"), the parent of the Adviser. The Company has agreed to change its name and the name of the Funds at the request of TCW if any advisory agreement into which TCW or any of its affiliates and the Company may enter is terminated.

The Fund offers two classes of shares: the Institutional Class shares and the Class N shares. The Institutional Class shares are offered at the current net asset value. The Class N shares are also offered at the current net asset value, but will be subject to distribution or service fees imposed under the Distribution Plan. Shares of each class of a Fund represents an equal proportionate share in the assets, liabilities, income and expenses of that Fund and, generally, have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees imposed under the Distribution Plan. All shares issued will be fully paid and nonassessable and will have no preemptive or conversion rights. Each share has one vote and fractional shares have fractional votes. As a Maryland corporation, the Company is not required to hold an annual shareholder meeting in any year in which the selection of directors is not required to be acted on under the 1940 Act. Shareholder approval will be sought only for certain changes in the operation of the Funds and for the election of directors under certain circumstances. Directors may be removed by a majority of all votes entitled to be cast by shareholders at a meeting. A special meeting of the shareholders will be called to elect or remove directors if requested by the holders of ten percent of the Company's outstanding shares. All shareholders of the Funds will vote together with all other shareholders of the Funds and with all shareholders of all other funds that the Company may form in the future on all matters affecting the Company, including the election or removal of directors. For matters where the interests of separate Funds or classes of a Fund are not identical, the matter will be voted on separately by each affected Fund or class. For matters affecting only one Fund or class of a Fund, only the shareholders of that Fund or class will be entitled to vote thereon. Voting is not cumulative. Upon request in writing by ten or more shareholders who have been shareholders of record for at least six months and hold at least the lesser of shares having a net asset value of $25,000 or one percent of all outstanding shares, the Company will provide the requesting shareholders either access to the names and addresses of all
shareholders  of  record  or  information  as  to  the  approximate   number  of
shareholders of record and the approximate cost of mailing any proposed communication to them. If the Company elects the latter procedure, and the requesting shareholders tender material for mailing together with the reasonable expenses of the mailing, the Company will either mail the material as requested or submit the material to the Securities and Exchange Commission for a determination that the mailing of the material would be inappropriate.

TRANSFER AGENT AND CUSTODIANS

DST Systems, Inc., P.O. Box 419951, Kansas City, MO 64141-6951, serves as transfer agent for the Fund. Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02117, serves as custodian for the Company. Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004; Morgan Guaranty Trust Company, 60 Wall Street, New York, New York 10260; and The Bank of New York, 90 Washington Street, New York, New York 10286 act as limited custodians under the terms of certain repurchase and futures agreements.

INDEPENDENT AUDITORS

Deloitte & Touche LLP, 1000 Wilshire Boulevard, Los Angeles, California 90017

LEGAL COUNSEL

Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006-2401

FINANCIAL STATEMENTS

The unaudited and audited financial statements for the period ended April 30, 1999 and October 31, 1999, respectively, including the financial highlights, appearing in the Company's Semi-Annual Report and Annual Report to shareholders are incorporated by reference and made a part of this document.

                                   APPENDIX A

Description of S&P and Moody's Ratings

S&P

AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Fixed income securities rated AAA, AA, A and BBB are considered investment grade.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- Rating.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-) - The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

Moody's

Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured, interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fixed income securities which are rated Aaa, Aa, A and Baa are considered investment grade.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                     PART C

                                    FORM N-1A

                                OTHER INFORMATION


ITEM 23.          Exhibits

(a)(1)            Form of Articles of Incorporation.1

(a)(2)            Form of Articles Supplementary.2

(a)(3)            Form of Articles Supplementary.3

(a)(4)            Form of Articles Supplementary.4

(a)(5)            Form of Articles Supplementary.5

(a)(6)            Form of Articles Supplementary.6

(a)(7)            Form of Articles of Amendment.10

(a)(8)            Form of Articles of Amendment.10

(a)(9)            Form of Articles Supplementary.11

(b)(1)            By-Laws.1

(b)(2)            Amendment No. 1 to By-Laws.

(c)               Not Applicable.

(d)(1) Form of Amended and Restated Investment Advisory and Management Agreement between Registrant and TCW Funds Management, Inc.10

(d)(2) Form of Sub-Advisory Agreement between TCW Funds Management, Inc. and TCW London International Limited.7

(d)(3) Form of Addendum to Sub-Advisory Agreement between TCW Funds Management, Inc. and TCW London International Limited.8

(d)(4) Form of Amendment No. 1 to Sub-Advisory between TCW Funds Management, Inc. and TCW London International Limited.

(e)(1) Form of Amended and Restated Distribution Agreement between Registrant and TCW Brokerage Services.10

(e)(2)  Form of Dealer Agreement between Registrant and TCW Brokerage
        Services.10

(f)     Not Applicable.

(g)(1) Form of Custody Agreement between Registrant and Investors Bank & Trust Company.10

(g)(2) Form of Delegation Agreement between Registrant and Investors Bank & Trust Company.10

(h)(1) Form of Transfer Agency Agreement between Registrant and Supervised Service Company, Inc.9

(h)(2) Form of Addendum to Transfer Agency Agreement between Registrant and Supervised Service Company, Inc.9

(h)(3) Form of Second Addendum to Transfer Agency Agreement between Registrant and Supervised Service Company, Inc.3

(h)(4) Form of Third Addendum to Transfer Agency Agreement Registrant and Supervised Service Company, Inc.4

(h)(5) Form of Administration Agreement between Registrant and Investors Bank & Trust Company.10

(h)(6) Form of Securities Lending Agency Agreement between Registrant and Investors Bank & Trust Company.10

(i)     Opinion of Counsel.

(j)     Consent of Deloitte & Touche LLP.

(k)     Not applicable.

(l)     Not applicable.

(m)     Form of Registrant's Class N Shares Distribution Plan.10

(n)     Form of Plan Pursuant to Rule 18f-3.10

(q)     Copy of Powers of Attorney


-----------------------
1. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on September 22, 1992.

2. Incorporated herein by reference to Registrant's Registration Statement on From N-1A filed on November 26, 1993.

3. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on March 23, 1994.

4. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on August 18, 1994.

5. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on April 21, 1995.

6. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on April 2, 1998.

7. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on December 21, 1995.

8. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on October 31, 1997.

9. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on March 15, 1994.

10. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on December 30, 1998.

11. Incorporated herein by reference to Registrant's Registration Statement in Form N-1A filed on March 1, 1999.

ITEM 24. Persons Controlled by or Under Common Control with the Registrant

TCW Investment Management Company (the "Adviser") is a 100% owned subsidiary of The TCW Group, Inc. (formerly TCW Management Company), a Nevada corporation. Robert A. Day, who is Chairman of the Board of Directors of the Adviser, may be deemed to be a control person of the Adviser by virtue of the aggregate ownership of Mr. Day and his family of more than 25% of the outstanding voting stock of The TCW Group, Inc. (formerly TCW Management Company).

ITEM 25.    Indemnification

Under Article Eighth, Section (9) of the Company's Articles of Incorporation, directors and officers of the Company will be indemnified, and will be advanced expenses, to the fullest extent permitted by Maryland law, but not in violation of Section 17(i) of the Investment Company Act of 1940. Such indemnification rights are also limited by Article 9.01 of the Company's Bylaws.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in a successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 26.   Business and other Connections of the Investment Advisor

See the Statement of Additional Information and the Adviser's Form ADV (SEC File No. 801-29075) filed with the Commission, which is hereby incorporated by reference, for the activities and affiliations of the officers and directors of the Investment Advisor of the Registrant. Except as so provided, to the knowledge of Registrant, none of the directors or executive officers of the Investment Advisor is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. In addition to the Funds, the Adviser serves as investment adviser or sub-adviser to a number of open- and closed-end management investment companies that are registered under the 1940 Act and to a number of foreign investment companies.

ITEM 27.   Principal Underwriter

(a)      none

(b)      Name and Principal                     Position(s) and Offices     Position(s) and Offices
         Business Address                       with Underwriter            with Registrant

         Alvin R. Albe, Jr.                     Director                    President and Director
         865 South Figueroa Street
         Suite 1800
         Los Angeles, California 90017

         Michael E. Cahill                      Director                    Senior Vice President,
         865 South Figueroa Street                                          General Counsel and
         Suite 1800                                                         Assistant Secretary
         Los Angeles, California 90017

         Jeffrey Peterson                       President                   Senior Vice President
         865 South Figueroa Street
         Suite 1800
         Los Angeles, California 90017

         William C. Schubert                    Vice President and          None
         865 South Figueroa Street              Secretary
         Suite 1800
         Los Angeles, California 90017

         Philip K. Holl                         Vice President              Secretary
         865 South Figueroa Street
         Suite 1800
          Los Angeles, California 90017

         Peter C. DiBona                        Chief Financial Officer     Treasurer
         865 South Figueroa Street              and Assistant Treasurer
         Suite 1800
         Los Angeles, California 90017

(c)      Not applicable


ITEM 28.   Location of Accounts and Records

        Unless otherwise stated below, the books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of:

Treasurer
TCW Galileo Funds, Inc.
865 South Figueroa Street
Los Angeles, CA 90017



                   Rule                     Location of Required Records
--------------------------------------------------------------------------------

              31a-l(b)(2)(c)                N/A

              31a-l(b)(2)(d)                Investors Bank & Trust Company
                                            200 Clarendon Street
                                            Boston, MA 02116

                                            TCW Brokerage Services
                                            865 South Figueroa Street
                                            Los Angeles, CA 90017

              31a-l(b)(4)-(6)               TCW Investment Management Company
                                            865 South Figueroa Street
                                            Los Angeles, CA 90017

             31a-1(b)(9)-(11)               TCW Investment Management Company
                                            865 South Figueroa Street
                                                      Los Angeles, CA 90017

ITEM 29. Management Services

Not applicable

ITEM 30. Undertakings

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement or Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles and State of California on the 29th day of February, 2000.

TCW GALILEO FUNDS, INC.


By:     /s/ Philip K. Holl
        -------------------------
        Philip K. Holl
        Secretary

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement or Amendment has been signed below by the following persons in the capacities and on the dates indicated.


Signature                   Date                  Title


      *                     February 29, 2000     Chairman and Director
--------------------
Marc I. Stern

      *                     February 29, 2000     President and Director
____________________                              (Principal Executive Officer)
Alvin R. Albe, Jr.

      *                     February 29, 2000      Vice Chairman and Director
--------------------
Thomas E. Larkin, Jr.

      *                     February 29, 2000      Director
--------------------
John C. Argue

      *                     February 29, 2000      Director
--------------------
Norman Barker, Jr.

      *                     February 29, 2000      Director
--------------------
Richard W. Call

      *                     February 29, 2000     Director
--------------------
Matthew K. Fong

      *                     February 29, 2000     Treasurer (Principal Financial
____________________                              and Accounting Officer)
Peter C. DiBona



*By:    /s/ Philip K. Holl
        -------------------------
        Philip K. Holl
        Attorney-in-Fact

                                INDEX TO EXHIBITS

Exhibit Number                Description

Exhibit (b) (2)               Amendment No. 1 to By-Laws

Exhibit (d) (11)              Form of Amendment No. 1 to Sub-Advisory Agreement
                              between TCW Funds Management, Inc. and
                              TCW London International, Limited

Exhibit (i)                   Opinion of Counsel

Exhibit (j)                   Consent of Deloitte & Touche LLP

Exhibit (q)                   Copy of Power of Attorney